                                                      Registration No. 33-21844
                                                                       811-5555
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /  X  /

                  Pre-Effective Amendment No.  __________________


                  Post-Effective Amendment No.      19


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                /     /


                  Amendment No.      21                    /  X  /


                         Sanford C. Bernstein Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 767 Fifth Avenue, New York, New York 10153-0185
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 486-5800
                              Jean Margo Reid, Esq.
                                767 Fifth Avenue
                          New York, New York 10153-0185
                     (Name and Address of Agent for Service)

                  ---------------------------------------------

                                   Copies to:
                             Joel H. Goldberg, Esq.
                       Swidler Berlin Shereff Friedman LLP
                                919 Third Avenue
                            New York, New York 10022

                  --------------------------------------------

           Approximate Date of Proposed Public Offering: Continuous.

                  --------------------------------------------

It is proposed that this filing will become effective:


 _____   immediately upon filing pursuant to paragraph (b), or

   X     on February 1, 1999 pursuant to paragraph (b), or
 _____   75 days after filing pursuant to paragraph (a), or
 _____   on (date) pursuant to paragraph (a), of Rule 485.



Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered its Common Stock $.001 par value under the Securities Act of 1933, and has filed a Rule 24f-2 Notice for the fiscal year ended September 30, 1998 on December 18, 1998.

This filing contains three (3) Prospectuses, a regular Prospectus (the "Regular Prospectus") covering all twelve series of shares of the Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-1) and two Institutional Services Prospectuses, one covering the Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-2) (the "Fixed-Income Institutional Services Prospectus") and the second one covering the International Value Portfolio II of the Sanford C. Bernstein Fund, Inc. (See Cross-Reference Sheet Part A-3) (the "International Institutional Services Prospectus"), and together with the Fixed-Income Institutional Services Prospectus known as the "Institutional Prospectuses" and one Statement of Additional Information ("SAI") which is common to all three Prospectuses.

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.

                                                Location in Regular
Part A-1                                             Prospectus


         Item 1.  Cover Page....................Cover Page

         Item 2.  Synopsis......................Fee Table

         Item 3.  Condensed Financial
                  Information...................Financial Highlights

         Item 4.  General Description of
                  Registrant....................The Fund; Investment
                                                Objectives and
                                                Policies of the
                                                Portfolios;
                                                Investments; Special
                                                Investment
                                                Techniques

         Item 5.  Management of the Fund........Management of the
                                                Portfolios

         Item 5A. Management's Discussion
                  of Fund Performance...........Not Applicable

         Item 6.  Capital Stock and Other
                  Securities....................The Fund; Dividends,
                                                Distributions and
                                                Taxes; Description
                                                of Shares

         Item 7.  Purchase of Securities
                  Being Offered.................Purchase of Shares;
                                                Exchanges of Shares

         Item 8.  Redemption or Repurchase......Redemption of Shares

         Item 9.  Pending Legal Proceedings.....Not Applicable

                         SANFORD C. BERNSTEIN FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 756-4097

                                   PROSPECTUS

                                February 1, 1999

         Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company, commonly referred to as a mutual fund. This Prospectus relates to 12 of the Fund's series of shares, each representing a separate portfolio of securities and each having its own investment objectives. Sanford
C. Bernstein & Co., Inc. ("Bernstein," or the "Manager") serves as Investment Manager to each series.



         This Prospectus sets forth information you ought to know before investing in the Fund. You should read it carefully and retain it for future reference. You can find more information about the Fund in the Statement of Additional Information (the "SAI") dated February 1, 1999, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. You may obtain a copy of the SAI without charge by calling or writing the Fund at the above telephone number or address.


                                        BERNSTEIN FIXED-INCOME PORTFOLIO OBJECTIVES/POLICIES
     The Bernstein Fixed-Income Portfolios aim to generate the highest total return consistent with safety of principal and the financial objectives of the Portfolios.

               SHORT-DURATION PORTFOLIOS                                      INTERMEDIATE-DURATION PORTFOLIOS
Bernstein Government Short Duration: Page__                       Bernstein New York Municipal: Page__
o   Limit state and local taxation; and                           o   Maximize total after-tax return for New York State
o   Invest largely in U.S. government and agency                      residents, taking into account the taxable nature of
    securities.                                                       interest on taxable bonds and capital gains.

Bernstein Short Duration Plus: Page__                             Bernstein California Municipal: Page__
o   Choose primarily from a broad universe of high-grade          o   Maximize total after-tax return for California
    fixed-income instruments.                                         residents, taking into account the taxable nature of
                                                                      interest on taxable bonds and capital gains.

Bernstein Short Duration New York Municipal: Page__               Bernstein Diversified Municipal: Page__
o   Provide income while limiting federal, state and              o   Maximize total after-tax return, taking into account
    local taxation for New York residents.                            the taxable nature of interest on taxable bonds and
                                                                      capital gains.

Bernstein Short Duration California Municipal: Page__             Bernstein Intermediate Duration: Page__
o   Provide income while limiting federal and California          o   Choose primarily from a broad universe of high-grade
    personal income taxation for state residents.                     fixed-income instruments.

Bernstein Short Duration Diversified Municipal: Page__
o   Provide income while limiting federal taxation.


               BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO OBJECTIVES


                     Bernstein International Value: Page___

                  Bernstein International Value II: Page___

  (collectively referred to as the "Bernstein International Value Portfolios")

o Both Portfolios invest primarily in equity securities of established foreign companies in the countries comprising the EAFE index, plus Canada.

o Both seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). Investments of either Portfolio may be made solely for capital appreciation, solely for income or any combination of the two for the purpose of achieving a higher overall return.

o The Bernstein International Value Portfolio also seeks to minimize the impact of taxes on shareholders' returns.

              BERNSTEIN EMERGING MARKETS VALUE PORTFOLIO OBJECTIVES

Bernstein Emerging Markets Value:  Page __

o Invest primarily in equity securities of companies in emerging-market countries.

o Seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). Investments of the Portfolio may be made solely for capital appreciation, solely for income or any combination of the two for the purpose of achieving a higher overall return.



Investments in emerging-market countries are more volatile and less liquid than investments in developed countries and involve exposure to a greater degree of risk due to increased social, political and economic instability. This Prospectus discusses in more detail these as well as other risks of investing in emerging-market countries.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   (All of the above must be on cover page)
                            (front cover - page 1)

         The purpose of the fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund is no-load, and, except in the case of the Bernstein Emerging Markets Value Portfolio, there are no redemption fees, and there are no charges for shareholders on monthly payment plans.

         The Bernstein Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund Portfolios for shares of the Bernstein Emerging Markets Value Portfolio). The portfolio transaction fee on purchases applies to an initial investment in the Bernstein Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital-gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Bernstein Emerging Markets Value Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Bernstein Emerging Markets Value Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Bernstein Emerging Markets Value Portfolio, not by Bernstein, and are neither sales loads nor contingent deferred sales loads.

         The purpose of the portfolio transaction fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Bernstein Emerging Markets Value Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect Bernstein's estimate of the brokerage and other transaction costs that the Bernstein Emerging Markets Value Portfolio incurs as a result of purchases or redemptions. Without the fees, the Bernstein Emerging Markets Value Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Bernstein Emerging Markets Value Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

         "Other Expenses" for all Portfolios other than the Bernstein International Value Portfolio II are based on amounts for the fiscal year ended September 30, 1998; "Other Expenses" for the Bernstein International Value Portfolio II are based on estimated amounts for the current fiscal year as this will be the initial period of operation for the Portfolio. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown. A more complete description of the various costs and expenses can be found under "Management of the Portfolios" on page ____. Shareholders of the Fund do not need to open a brokerage account with Bernstein; shareholders may elect to take delivery of the shares or to make alternate arrangements for custodying them. If a shareholder holds Fund shares in an account at Bernstein which has assets of less than $400,000, Bernstein (and not the Fund) will charge an annual maintenance fee of $100. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Bernstein does not charge this fee on accounts that are in a group of related accounts as defined by Bernstein with combined assets of $400,000 or more or accounts in discretionary relationships commenced after October 1, 1998. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

------------------------------------------------------------------------------------------------------------------------------------

FEE TABLE

------------------------------------------------------------------------------------------------------------------------------------

                                                          Bernstein            Bernstein             Bernstein          Bernstein
                                                       Short Duration        Short Duration       Short Duration        Government
                                                         California           Diversified       New York Municipal    Short Duration
                                                          Municipal            Municipal             Portfolio          Portfolio
                                                          Portfolio            Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses

     Sales Load Imposed on Purchases                          None                  None                 None                None
       (as a percentage of offering price)

     Sales Load Imposed on Reinvested Dividends               None                  None                 None                None
       (as a percentage of offering price)

     Deferred Sales Load (as a percentage of original         None                  None                 None                None
       purchase price or redemption proceeds)

     Redemption Fees                                          None                  None                 None                None
       (as a percentage of amount redeemed)

     Exchange Fees                                            None                  None                 None                None

------------------------------------------------------------------------------------------------------------------------------------

Annual Portfolio Operating Expenses
     (as a percentage of average net assets)

     Management Fees                                          0.50%                0.50%                 0.50%              0.50%

     12b-1 Fees                                               None                  None                 None                None

     Other Expenses
       Shareholder Servicing and Administrative Fees          0.10%                0.10%                 0.10%              0.10%
       All Other Expenses                                     0.13%                0.11%                 0.14%              0.10%

Total Portfolio Operating Expenses                            0.73%                0.71%                 0.74%              0.70%

------------------------------------------------------------------------------------------------------------------------------------

Example
     A Portfolio would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                               1 Yr.                          $7                   $7                    $8                   $7
                               3 Yrs. (cum.)                 $23                  $23                   $24                  $22
                               5 Yrs. (cum.)                 $41                  $40                   $41                  $39
                               10 Yrs. (cum.)                $91                  $88                   $92                  $87


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

FEE TABLE

------------------------------------------------------------------------------------------------------------------------------------

                                                            Bernstein            Bernstein             Bernstein          Bernstein
                                                         Short Duration           New York            California         Diversified
                                                              Plus               Municipal             Municipal          Municipal
                                                            Portfolio            Portfolio             Portfolio          Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses

     Sales Load Imposed on Purchases                          None                  None                 None                None
       (as a percentage of offering price)

     Sales Load Imposed on Reinvested Dividends               None                  None                 None                None
       (as a percentage of offering price)

     Deferred Sales Load (as a percentage of original         None                  None                 None                None
       purchase price or redemption proceeds)

     Redemption Fees                                          None                  None                 None                None
       (as a percentage of amount redeemed)

     Exchange Fees                                            None                  None                 None                None

------------------------------------------------------------------------------------------------------------------------------------

Annual Portfolio Operating Expenses
     (as a percentage of average net assets)

     Management Fees                                          0.50%                0.50%                 0.50%              0.49%

     12b-1 Fees                                               None                  None                 None                None

     Other Expenses
       Shareholder Servicing and Administrative Fees          0.10%                0.10%                 0.10%              0.10%
       All Other Expenses                                     0.04%                0.04%                 0.05%              0.04%

Total Portfolio Operating Expenses                            0.64%                0.64%                 0.65%              0.63%

------------------------------------------------------------------------------------------------------------------------------------

Example
     A Portfolio would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                               1 Yr.                           $7                   $7                    $7                   $6
                               3 Yrs. (cum.)                  $20                  $20                   $21                  $20
                               5 Yrs. (cum.)                  $36                  $36                   $36                  $35
                               10 Yrs. (cum.)                 $80                  $80                   $81                  $79


------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

 FEE TABLE

----------------------------------------------------------------------------------------------------------------------

                                                         Bernstein             Bernstein             Bernstein
                                                        Intermediate       International Value   International Value
                                                          Duration             Portfolio*          Portfolio II **
                                                         Portfolio

----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses

     Sales Load Imposed on Purchases                        None                  None                   None
       (as a percentage of offering price)

     Sales Load Imposed on Reinvested Dividends             None                  None                   None
       (as a percentage of offering price)

     Deferred Sales Load (as a percentage of original       None                  None                   None
       purchase price or redemption proceeds)

     Redemption Fees                                        None                  None                   None
       (as a percentage of amount redeemed)

     Exchange Fees                                          None                  None                   None

----------------------------------------------------------------------------------------------------------------------

Annual Portfolio Operating Expenses
     (as a percentage of average net assets)

     Management Fees                                       0.47%                  0.94%                  0.95%

     12b-1 Fees                                             None                  None                   None

     Other Expenses
       Shareholder Servicing and Administrative Fees       0.10%                  0.25%                  0.25%
       All Other Expenses                                  0.03%                  0.07%                  0.09%


Total Portfolio Operating Expenses                         0.60%                  1.26%                  1.29%

----------------------------------------------------------------------------------------------------------------------

Example
     A Portfolio would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                               1 Yr.                       $6                   $13                       13
                               3 Yrs. (cum.)              $19                   $40                       41
                               5 Yrs. (cum.)              $33                   $69                       --
                               10 Yrs. (cum.)             $75                  $152                       --

----------------------------------------------------------------------------------------------------------------------

*  Based on actual amounts for fiscal year ended September 30, 1998.
** Based on estimates; the Bernstein International Value Portfolio II is a new portfolio established in connection with the Portfolio Division described on page ___ of this Prospectus

------------------------------------------------------------------------------------------------------------------------------------

FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Bernstein
                                                                              Emerging
                                                                              Markets
                                                                               Value
                                                                             Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses Paid to Manager
------------------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Load Imposed on Purchases                                    None
       (as a percentage of offering price)

     Maximum Sales Load Imposed on Reinvested Dividends                         None
       (as a percentage of offering price)

     Deferred Sales Load (as a percentage of original                           None
       purchase price or redemption proceeds, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses Paid to Portfolio
------------------------------------------------------------------------------------------------------------------------------------

     Portfolio Transaction Fee upon Purchase of Shares
       (as a percentage of amount invested)*                                   2.00%

     Portfolio Transaction Fee upon Redemption of Shares
       (as a percentage of amount redeemed)**                                  2.00%

     Portfolio Transaction Fee upon Exchange of Shares                          ***

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
   (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------

Management Fees                                                                1.25%
12b-1 Fees                                                                      None
Other Expenses
     Shareholder Servicing and Administrative Fees                             0.25%
     All Other Expenses                                                        0.27%
Total Portfolio Operating Expenses                                             1.77%

------------------------------------------------------------------------------------------------------------------------------------
Example
------------------------------------------------------------------------------------------------------------------------------------

                                                                               1 Year       3 Years       5 Years       10 Years

You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period+     $58          $96           $137          $251


You would pay the following expenses on the same investment, assuming no
redemption++                                                                     $38          $75           $114          $224


------------------------------------------------------------------------------------------------------------------------------------

 *   The portfolio transaction fee on purchases is deducted automatically from the amount invested.

 **  The Portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio.

***  Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.

  +  The expenses include the portfolio transaction fee on purchases and redemptions.

 ++  The expenses include the portfolio transaction fee on purchases.

------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods indicated. The financial statements, which contain this information for each year in the five-year period ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP. The related financial statements and the reports of independent accountants are incorporated by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1998, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements incorporated by reference in the Fund's SAI.






                                                                         Bernstein International Value Portfolio
                                                  ----------------------------------------------------------------------------------
                                                  Year Ended   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                    9/30/98      9/30/97     9/30/96     9/30/95     9/30/94    9/30/93   9/30/92(a)
                                                    -------      -------      -------     -------     -------    -------   ---------
  Net asset value, beginning of period              $20.92       $18.14       $16.08      $16.57      $15.39     $11.98     $12.50

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                              0.20         0.26         0.23        0.18        0.19       0.05       0.02
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies     (1.67)        3.73         2.26        0.07        1.13       3.54      (0.54)
------------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                   (1.47)        3.99         2.49        0.25        1.32       3.59      (0.52)
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income       (1.11)       (0.99)       (0.10)      (0.11)      (0.02)     (0.05)      0
  Dividends from tax-exempt net investment income     0            0            0           0           0          0          0
  Distributions from net realized gains              (0.71)       (0.22)       (0.33)      (0.63)      (0.12)     (0.13)      0
  Distributions in excess of net investment
     income due to timing differences                 0            0            0           0           0          0          0
  Distributions in excess of net realized gains
     due to timing differences                        0            0            0           0           0          0          0
------------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                (1.82)       (1.21)       (0.43)      (0.74)      (0.14)     (0.18)      0

  Portfolio transaction fee                           0            0            0           0           0          0          0

  Net asset value, end of period                    $17.63       $20.92       $18.14      $16.08      $16.57     $15.39     $11.98

  Total return                                       (7.19)%      23.25%       15.83%       1.84%       8.55%     30.45%     (4.16)%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)         $4,912,583  $4,965,998   $3,131,258   $1,996,112  $1,343,266   $539,936   $75,255
  Average net assets (000 omitted)                $5,309,076  $3,977,823   $2,569,586   $1,591,703    $948,563   $235,839   $41,234
  Ratio of expenses to average net assets             1.26%        1.27%        1.31%       1.35%       1.39%      1.53%      2.00%*
  Ratio of net investment income to
     average net assets                              0.98%        1.37%        1.37%       1.17%       1.13%      1.27%      0.59%*
  Portfolio turnover rate                            30.34%       26.24%       21.89%      29.53%      23.78%     21.22%      1.12%

                                                                BERNSTEIN                              BERNSTEIN
                                                              EMERGING MARKETS                        INTERMEDIATE
                                                               VALUE PORTFOLIO                      DURATION PORTFOLIO
                                                    -------------------------------------  -----------------------------------
                                                    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                      9/30/98      9/30/97    9/30/96 (b)    9/30/98      9/30/97      9/30/96
                                                      -------      -------    -----------    -------      -------      -------
  Net asset value, beginning of period                $22.54       $21.82       $20.00       $13.38       $13.08       $13.30

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                                0.20         0.14         0.18         0.73         0.75         0.80
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies      (12.17)        0.44         0.83         0.37         0.35        (0.14)
---------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                    (11.97)        0.58         1.01         1.10         1.10         0.66
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income         (0.11)       (0.08)        0           (0.80)       (0.80)       (0.80)
  Dividends from tax-exempt net investment income       0            0            0            0            0            0
  Distributions from net realized gains                (0.61)       (0.02)        0           (0.17)        0           (0.08)
  Distributions in excess of net investment income
     due to timing differences                          0            0            0           (0.02)        0            0
  Distributions in excess of net realized gains
     due to timing differences                          0            0            0            0            0            0
---------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                  (0.72)       (0.10)        0           (0.99)       (0.80)       (0.88)

  Portfolio transaction fee                             0.26         0.24         0.81         0            0            0

  Net asset value, end of period                      $10.11       $22.54       $21.82       $13.49       $13.38       $13.08

  Total return                                        (55.09)+      (0.32)%+      4.80%+       8.59%        8.66%        5.05%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)             $362,686     $438,305     $273,924   $2,541,549  $2,058,220   $1,451,776
  Average net assets (000 omitted)                    $417,615     $379,351     $165,362   $2,303,250  $1,745,554   $1,310,208
  Ratio of expenses to average net assets               1.77%        1.75%        1.92%*       0.60%        0.62%        0.63%
  Ratio of net investment income to
     average net assets                                1.29%        0.58%        1.01%*       5.41%        5.61%        5.99%
  Portfolio turnover rate                              19.56%       32.45%        9.81%      233.08%      238.04%      141.04%



                                                                BERNSTEIN INTERMEDIATE DURATION PORTFOLIO
                                                   -------------------------------------------------------------
                                                   Year Ended   Year Ended   Year Ended  Year Ended   Year Ended
                                                     9/30/95      9/30/94      9/30/93     9/30/92      9/30/91
                                                     -------      -------      -------     -------      -------
  Net asset value, beginning of period               $12.54       $13.92       $13.82      $13.19       $12.36

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                               0.78         0.68         0.76        0.90         1.00
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies       0.77        (1.15)        0.68        0.79         0.85
-----------------------------------------------------------------------------------------------------------------

  Total from investment operations                     1.55        (0.47)        1.44        1.69         1.85
-----------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS:

  Dividends from taxable net investment income        (0.76)       (0.70)       (0.76)      (0.90)       (1.00)
  Dividends from tax-exempt net investment income      0            0            0           0            0
  Distributions from net realized gains                0           (0.08)       (0.58)      (0.16)       (0.02)
  Distributions in excess of net investment income
     due to timing differences                        (0.03)        0            0           0            0
  Distributions in excess of net realized gains
     due to timing differences                         0           (0.13)        0           0            0
-----------------------------------------------------------------------------------------------------------------

  Total distributions                                 (0.79)       (0.91)       (1.34)      (1.06)       (1.02)

  Portfolio transaction fee                            0            0            0           0            0

  Net asset value, end of period                     $13.30       $12.54       $13.92      $13.82       $13.19

  Total return                                        12.82%       (3.54)%      11.30%      13.32%       15.54%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)         $1,142,768     $848,529     $693,772     $524,301     $375,345
  Average net assets (000 omitted)                  $957,247     $764,519     $595,273     $444,750     $304,034
  Ratio of expenses to average net assets              0.64%        0.65%        0.66%       0.67%        0.68%
  Ratio of net investment income to
     average net assets                               6.11%        5.14%        5.59%       6.64%        7.80%
  Portfolio turnover rate                            212.40%      203.73%       60.77%     149.71%       81.04%

 + This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Total return to a shareholder for the periods ending September 30, 1998, September 30, 1997 and September 30, 1996 without taking account of these transaction fees would have been (53.24)%, 3.79% and 9.10%, respectively.
*   Annualized
(a) Commenced operations June 22, 1992
(b) Commenced operations December 15, 1995

FINANCIAL HIGHLIGHTS

Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods indicated. The financial statements, which contain this information for each year in the five-year period ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP. The related financial statements and the reports of independent accountants are incorporated by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1998, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements incorporated by reference in the Fund's SAI.



                                                  Bernstein Intermediate
                                                     Duration Portfolio         Bernstein Short Duration Plus Portfolio
                                                 ------------------------  ----------------------------------------------------
                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                   9/30/90    9/30/89 (c)    9/30/98      9/30/97      9/30/96      9/30/95
-------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period              $12.82       $12.50       $12.53       $12.48       $12.49       $12.32
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                              0.98         0.69         0.65         0.67         0.69         0.70
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies     (0.25)        0.32         0.09         0.08        (0.01)        0.18

-------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                    0.73         1.01         0.74         0.75         0.68         0.88
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income       (0.98)       (0.69)       (0.72)       (0.70)       (0.69)       (0.69)
  Dividends from tax-exempt net investment income     0            0            0            0            0            0
  Distributions from net realized gains              (0.21)        0            0            0            0            0
  Distributions in excess of net investment income
     due to timing differences                        0            0           (0.02)        0            0           (0.02)
  Distributions in excess of net realized gains
     due to timing differences                        0            0            0            0            0            0
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                (1.19)       (0.69)       (0.74)       (0.70)       (0.69)       (0.71)

  Portfolio transaction fee                           0            0            0            0            0            0

  Net asset value, end of period                    $12.36       $12.82       $12.53       $12.53       $12.48       $12.49

  Total return                                        5.90%        8.25%        6.10%        6.21%        5.54%        7.36%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)           $240,779    $183,480     $595,087      $612,744     $538,248     $534,462
  Average net assets (000 omitted)                  $218,760    $135,549     $591,866      $583,003     $532,094     $536,042
  Ratio of expenses to average net assets             0.71%        0.83%*       0.64%        0.65%        0.65%        0.65%
  Ratio of net investment income to
     average net assets                               7.77%        7.74%*       5.24%        5.38%        5.47%        5.69%
  Portfolio turnover rate                           119.09%      121.11%       71.40%      118.58%      169.96%       61.03%


                                                                     Bernstein Short Duration Plus Portfolio
                                                 --------------------------------------------------------------------------------
                                                    Year Ended      Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                                      9/30/94         9/30/93     9/30/92     9/30/91     9/30/90    9/30/89(d)
---------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period                 $12.89          $13.14      $12.84      $12.50      $12.62       $12.50
---------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                                 0.55            0.59        0.75        0.94        0.97         0.78
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies        (0.40)           0.10        0.44        0.41       (0.01)        0.12

---------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                       0.15            0.69        1.19        1.35        0.96         0.90
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income          (0.56)          (0.59)      (0.75)      (0.94)      (0.97)       (0.78)
  Dividends from tax-exempt net investment income        0               0           0           0           0            0
  Distributions from net realized gains                  0              (0.35)      (0.14)      (0.07)      (0.11)        0
  Distributions in excess of net investment income
     due to timing differences                           0               0           0           0           0            0
  Distributions in excess of net realized gains
     due to timing differences                          (0.16)           0           0           0           0            0
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                   (0.72)          (0.94)      (0.89)      (1.01)      (1.08)       (0.78)

  Portfolio transaction fee                              0               0           0           0           0            0

  Net asset value, end of period                       $12.32          $12.89      $13.14      $12.84      $12.50       $12.62

  Total return                                           1.14%           5.49%       9.60%      11.26%       7.88%        7.41%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)             $550,415         $508,959    $535,980   $435,334    $391,131      $335,310
  Average net assets (000 omitted)                    $529,892         $535,889    $482,467   $405,457    $374,101      $263,899
  Ratio of expenses to average net assets                0.65%           0.66%       0.66%       0.67%       0.68%        0.75%*
  Ratio of net investment income to
     average net assets                                  4.30%           4.52%       5.75%       7.42%       7.67%        7.91%*
  Portfolio turnover rate                              285.80%         112.87%     169.60%     140.03%     155.21%      132.82%


                                                                     Bernstein Government Short Duration Portfolio
                                                 ----------------------------------------------------------------------------------
                                                 Year Ended   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                  9/30/98     9/30/97      9/30/96     9/30/95     9/30/94     9/30/93   9/30/92
-----------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period             $12.53      $12.48     $12.55      $12.34      $12.87      $13.14     $12.93
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                             0.64        0.67       0.65        0.69        0.49        0.44       0.66
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies     0.13        0.05      (0.07)       0.21       (0.38)       0.20       0.41

-----------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                   0.77        0.72       0.58        0.90        0.11        0.64       1.07
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income      (0.64)      (0.67)     (0.65)      (0.69)      (0.49)      (0.44)     (0.66)
  Dividends from tax-exempt net investment income    0           0          0           0           0           0          0
  Distributions from net realized gains              0           0          0           0           0          (0.47)     (0.20)
  Distributions in excess of net
      investment income due to timing differences    0           0          0           0           0           0          0
  Distributions in excess of net realized gains
     due to timing differences                       0           0          0           0          (0.15)       0          0
-----------------------------------------------------------------------------------------------------------------------------------

  Total distributions                               (0.64)      (0.67)     (0.65)      (0.69)      (0.64)      (0.91)     (0.86)

  Portfolio transaction fee                          0           0          0           0           0           0          0

  Net asset value, end of period                   $12.66      $12.53     $12.48      $12.55      $12.34      $12.87     $13.14

  Total return                                       6.35%       5.88%      4.76%       7.55%       0.85%       5.11%      8.57%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)         $138,037    $142,081    $139,802    $143,723   $185,028    $212,531    $254,950
  Average net assets (000 omitted)                $139,410    $136,888    $145,268    $145,710   $188,013    $239,462    $238,381
  Ratio of expenses to average net assets            0.70%       0.69%      0.69%       0.69%       0.68%       0.68%      0.68%
  Ratio of net investment income to
     average net assets                              5.13%       5.32%      5.21%       5.58%       3.85%       3.40%      5.02%
  Portfolio turnover rate                           56.93%      80.11%    155.29%      49.34%     213.02%     130.40%    220.86%

*    Annualized
(c)  Commenced operations January 17, 1989
(d)  Commenced operations December 12, 1988

FINANCIAL HIGHLIGHTS

Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods indicated. The financial statements, which contain this information for each year in the five-year period ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP. The related financial statements and the reports of independent accountants are incorporated by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1998, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements incorporated by reference in the Fund's SAI.


                                                          Bernstein Government                    Bernstein Government
                                                        Short Duration Portfolio                  Municipal Portfolio
                                                  ------------------------------------   ---------------------------------------
                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                    9/30/91      9/30/90    9/30/89 (e)    9/30/98      9/30/97      9/30/96
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $12.58       $12.61       $12.50       $13.74       $13.44       $13.50
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                              0.86         0.95         0.72         0.58         0.60         0.63
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies      0.41         0.05         0.11         0.23         0.31        (0.04)
--------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                    1.27         1.00         0.83         0.81         0.91         0.59

--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income       (0.86)       (0.95)       (0.72)       (0.02)       (0.02)       (0.01)
  Dividends from tax-exempt net investment income     0            0            0           (0.56)       (0.58)       (0.62)
  Distributions from net realized gains              (0.06)       (0.08)        0           (0.01)       (0.01)       (0.02)
  Distributions in excess of net investment
     income due to timing differences                 0            0            0            0            0            0
  Distributions in excess of net realized gains
     due to timing differences                        0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                (0.92)       (1.03)       (0.72)       (0.59)       (0.61)       (0.65)

  Portfolio transaction fee                           0            0            0            0            0            0

  Net asset value, end of period                    $12.93       $12.58       $12.61       $13.96       $13.74       $13.44

  Total return                                       10.47%        8.29%        6.77%        5.98%        6.95%        4.38%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)           $211,566    $159,490     $138,052    $1,385,785   $1,114,374     $820,395
  Average net assets (000 omitted)                  $184,175    $159,170     $107,512    $1,250,621     $965,455     $744,452
  Ratio of expenses to average net assets             0.70%        0.72%        0.85%*       0.63%        0.65%        0.66%
  Ratio of net investment income to
     average net assets                               6.67%        7.52%        7.82%*       4.17%        4.43%        4.61%
  Portfolio turnover rate                           175.87%      171.41%      141.20%       22.00%       24.65%       25.22%


                                                         Bernstein Diversified Municipal Portfolio
                                                  ----------------------------------------------------------------------------------
                                                   Year Ended Year Ended  Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                                     9/30/95    9/30/94     9/30/93     9/30/92     9/30/91    9/30/90   9/30/89 (f)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $12.99     $13.78      $13.40      $13.01      $12.51     $12.52      $12.50
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                               0.65       0.61        0.63        0.71        0.73       0.74        0.52
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies       0.51      (0.72)       0.49        0.42        0.51       0.04        0.02
------------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                     1.16      (0.11)       1.12        1.13        1.24       0.78        0.54

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income        (0.02)     (0.01)      (0.01)      (0.11)      (0.06)     (0.03)      (0.03)
  Dividends from tax-exempt net investment income     (0.63)     (0.60)      (0.62)      (0.60)      (0.67)     (0.71)      (0.49)
  Distributions from net realized gains                0         (0.03)      (0.11)      (0.03)      (0.01)     (0.05)       0
  Distributions in excess of net investment
     income due to timing differences                  0          0           0           0           0          0           0
  Distributions in excess of net realized gains
     due to timing differences                         0         (0.04)       0           0           0          0           0
------------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                 (0.65)     (0.68)      (0.74)      (0.74)      (0.74)     (0.79)      (0.52)

  Portfolio transaction fee                            0          0           0           0           0          0           0

------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                     $13.50     $12.99      $13.78      $13.40      $13.01     $12.51      $12.52

------------------------------------------------------------------------------------------------------------------------------------
  Total return                                         9.16%     (0.80)%      8.61%       8.91%      10.21%      6.35%       4.41%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)           $660,814    $552,134    $449,668   $301,746    $210,417    $157,730   $108,653
  Average net assets (000 omitted)                  $572,769    $509,380    $375,576   $256,850    $179,375    $142,712    $87,945
  Ratio of expenses to average net assets              0.66%      0.67%       0.69%       0.69%       0.71%      0.75%       0.91%*
  Ratio of net investment income to
     average net assets                                4.89%      4.57%       4.64%       5.33%       5.69%      5.83%       5.75%*
  Portfolio turnover rate                             42.55%     34.45%      34.74%      48.22%      33.91%     47.25%      19.52%


                                                                     Bernstein California Municipal Portfolio
                                                     ---------------------------------------------------------------------
                                                     Year Ended Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                       9/30/98    9/30/97     9/30/96     9/30/95     9/30/94    9/30/93
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                 $13.90     $13.58      $13.58      $13.06      $13.83     $13.38
--------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                 0.57       0.59        0.61        0.64        0.61       0.60
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies         0.30       0.32        0           0.52       (0.74)      0.52
--------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                       0.87       0.91        0.61        1.16       (0.13)      1.12

--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income          (0.02)     (0.03)      (0.03)      (0.05)      (0.02)     (0.02)
  Dividends from tax-exempt net investment income       (0.55)     (0.56)      (0.58)      (0.59)      (0.59)     (0.58)
  Distributions from net realized gains                 (0.01)      0           0           0           0         (0.07)
  Distributions in excess of net investment
     income due to timing differences                    0          0           0           0           0          0
  Distributions in excess of net realized gains
     due to timing differences                           0          0           0           0          (0.03)      0
--------------------------------------------------------------------------------------------------------------------------

  Total distributions                                   (0.58)     (0.59)      (0.61)      (0.64)      (0.64)     (0.67)

  Portfolio transaction fee                              0          0           0           0           0          0

  Net asset value, end of period                       $14.19     $13.90      $13.58      $13.58      $13.06     $13.83

  Total return                                           6.37%      6.82%       4.60%       9.11%      (0.98)%     8.60%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)             $549,757    $411,384    $285,758   $213,951    $192,993    $150,115
  Average net assets (000 omitted)                    $473,077    $339,514    $246,410   $185,990    $168,797    $116,301
  Ratio of expenses to average net assets                0.65%      0.67%       0.68%       0.69%       0.70%      0.73%
  Ratio of net investment income to
     average net assets                                  4.04%      4.26%       4.48%       4.78%       4.51%      4.36%
  Portfolio turnover rate                               25.33%     41.32%      23.87%      63.89%      24.55%     23.79%

*    Annualized
(e)  Commenced operations January 3, 1989
(f)  Commenced operations January 9, 1989

                            FINANCIAL HIGHLIGHTS

Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods indicated. The financial statements, which contain this information for each year in the five-year period ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP. The related financial statements and the reports of independent accountants are incorporated by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1998, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements incorporated by reference in the Fund's SAI.




                                                                Bernstein
                                                      California Municipal Portfolio      Bernstein New York Municipal Portfolio
                                                  -------------------------------------  ---------------------------------------
                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                    9/30/92      9/30/91    9/30/90 (g)    9/30/98      9/30/97      9/30/96
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $12.94       $12.42       $12.50       $13.62       $13.35       $13.48

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                              0.66         0.70         0.13         0.58         0.61         0.64
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies      0.45         0.52        (0.08)        0.26         0.27        (0.07)
--------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                    1.11         1.22         0.05         0.84         0.88         0.57
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income       (0.07)       (0.11)       (0.09)       (0.01)       (0.01)       (0.02)
  Dividends from tax-exempt net investment income    (0.59)       (0.59)       (0.04)       (0.57)       (0.60)       (0.62)
  Distributions from net realized gains              (0.01)        0            0           (0.01)        0           (0.06)
  Distributions in excess of net investment
     income due to timing differences                 0            0            0            0            0            0
  Distributions in excess of net realized gains
     due to timing differences                        0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                (0.67)       (0.70)       (0.13)       (0.59)       (0.61)       (0.70)
  Portfolio transaction fee                           0            0            0            0            0            0

  Net asset value, end of period                    $13.38       $12.94       $12.42       $13.87       $13.62       $13.35

  Total return                                        8.76%       10.06%        0.40%        6.32%        6.73%        4.31%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)            $83,043     $50,356      $22,828      $816,082     $671,700     $539,217
  Average net assets (000 omitted)                   $65,492     $35,005      $21,481      $746,257     $603,119     $497,391
  Ratio of expenses to average net assets             0.77%        0.79%        0.79%*       0.64%        0.65%        0.66%
  Ratio of net investment income to
     average net assets                               4.96%        5.40%        6.73%*       4.25%        4.51%        4.73%
  Portfolio turnover rate                            53.08%       48.91%      113.25%       27.20%       25.94%       26.19%


                                                                 Bernstein New York Municipal Portfolio
                                                  ----------------------------------------------------------------------------------
                                                   Year Ended Year Ended  Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                                     9/30/95    9/30/94     9/30/93     9/30/92     9/30/91    9/30/90   9/30/89 (h)
------------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period               $12.98     $13.80      $13.47      $13.05      $12.54     $12.59      $12.50
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                               0.65       0.64        0.67        0.74        0.74       0.76        0.53
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies       0.50      (0.75)       0.46        0.44        0.52       0           0.09
------------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                     1.15      (0.11)       1.13        1.18        1.26       0.76        0.62
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income        (0.02)     (0.02)      (0.01)      (0.11)      (0.09)     (0.08)      (0.07)
  Dividends from tax-exempt net investment income     (0.63)     (0.62)      (0.66)      (0.63)      (0.65)     (0.68)      (0.46)
  Distributions from net realized gains                0         (0.03)      (0.13)      (0.02)      (0.01)     (0.05)       0
  Distributions in excess of net investment
     income due to timing differences                  0          0           0           0           0          0           0
  Distributions in excess of net realized gains
     due to timing differences                         0         (0.04)       0           0           0          0           0
------------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                 (0.65)     (0.71)      (0.80)      (0.76)      (0.75)     (0.81)      (0.53)
  Portfolio transaction fee                            0          0           0           0           0          0           0

  Net asset value, end of period                     $13.48     $12.98      $13.80      $13.47      $13.05     $12.54      $12.59

  Total return                                         9.14%     (0.81)%      8.68%       9.31%      10.34%      6.12%       5.04%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)           $458,543    $408,021    $336,101   $238,871    $190,776    $158,292    $98,299
  Average net assets (000 omitted)                  $413,892    $381,144    $277,930   $210,474    $172,633    $129,347    $83,529
  Ratio of expenses to average net assets              0.66%      0.67%       0.69%       0.69%       0.70%      0.74%       0.89%*
  Ratio of net investment income to
     average net assets                                4.95%      4.78%       4.91%       5.55%       5.79%      5.94%       5.84%*
  Portfolio turnover rate                             44.84%     22.45%      34.58%      42.53%      29.79%     36.10%      10.12%



                                                                                                      Bernstein Short
                                                             Bernstein Short Duration               Duration California
                                                         Diversified Municipal Portfolio            Municipal Portfolio
                                                   ---------------------------------------------  ----------------------
                                                   Year Ended Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                     9/30/98    9/30/97     9/30/96   9/30/95(i)    9/30/98    9/30/97
------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $12.56     $12.52      $12.63      $12.50      $12.55     $12.53

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                               0.45       0.46        0.52        0.55        0.42       0.45
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies       0.04       0.05       (0.06)       0.13        0.07       0.03
------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                     0.49       0.51        0.46        0.68        0.49       0.48
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income        (0.01)     (0.02)      (0.02)      (0.04)      (0.02)     (0.04)
  Dividends from tax-exempt net investment income     (0.44)     (0.44)      (0.50)      (0.51)      (0.40)     (0.41)
  Distributions from net realized gains               (0.03)     (0.01)      (0.05)       0          (0.01)     (0.01)
  Distributions in excess of net investment
     income due to timing differences                  0          0           0           0           0          0
  Distributions in excess of net realized gains
     due to timing differences                         0          0           0           0           0          0
------------------------------------------------------------------------------------------------------------------------

  Total distributions                                 (0.48)     (0.47)      (0.57)      (0.55)      (0.43)     (0.46)
  Portfolio transaction fee                            0          0           0           0           0          0

  Net asset value, end of period                     $12.57     $12.56      $12.52      $12.63      $12.61     $12.55

  Total return                                         4.02%      4.17%       3.68%       5.55%       3.98%      3.89%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)           $158,553    $151,821    $119,096   $101,325     $99,050     $86,311
  Average net assets (000 omitted)                  $150,699    $135,288    $105,467    $85,893     $88,338     $76,339
  Ratio of expenses to average net assets              0.71%      0.72%       0.71%       0.72%*      0.73%      0.74%
  Ratio of net investment income to
     average net assets                                3.58%      3.66%       4.07%       4.32%*      3.34%      3.56%
  Portfolio turnover rate                             99.93%     68.25%      63.40%      73.50%      77.01%     75.36%


*    Annualized

(g) Commenced operations August 6, 1990

(h)  Commenced operations January 9, 1989

(i)  Commenced operations October 3, 1994

                            FINANCIAL HIGHLIGHTS

Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods indicated. The financial statements, which contain this information for each year in the five-year period ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP. The related financial statements and the reports of independent accountants are incorporated by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1998, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements incorporated by reference in the Fund's SAI.




                                                         Bernstein
                                                      Short Duration
                                                        California
                                                         Municipal                          Bernstein Short Duration
                                                         Portfolio                         New York Municipal Portfolio
                                                  ------------------------   ----------------------------------------------------
                                                  Year Ended   Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                                    9/30/96    9/30/95 (j)     9/30/98       9/30/97      9/30/96    9/30/95 (j)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $12.65       $12.50        $12.47        $12.52       $12.60       $12.50

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                              0.50         0.53          0.46          0.50         0.51         0.54
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies     (0.07)        0.15          0.01         (0.01)       (0.07)        0.10
--------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                    0.43         0.68          0.47          0.49         0.44         0.64

--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income       (0.05)       (0.06)        (0.01)        (0.08)       (0.02)       (0.05)
  Dividends from tax-exempt net investment income    (0.45)       (0.47)        (0.45)        (0.42)       (0.49)       (0.49)
  Distributions from net realized gains              (0.05)        0            (0.01)        (0.04)       (0.01)        0
  Distributions in excess of net investment income
     due to timing differences                        0            0             0             0            0            0
  Distributions in excess of net realized gains
     due to timing differences                        0            0             0             0            0            0
--------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                (0.55)       (0.53)        (0.47)        (0.54)       (0.52)       (0.54)
  Portfolio transaction fee                           0            0             0             0            0            0

  Net asset value, end of period                    $12.53       $12.65        $12.47        $12.47       $12.52       $12.60

  Total return                                        3.50%        5.58%         3.86%         3.99%        3.53%        5.24%
--------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)            $72,925      $63,530       $78,652      $76,142      $58,750      $55,221
  Average net assets (000 omitted)                   $68,060      $49,944       $77,989      $69,567      $54,087      $50,642
  Ratio of expenses to average net assets             0.72%        0.73%*        0.74%         0.76%        0.74%        0.73%*
  Ratio of net investment income to average
        net assets                                    3.96%        4.12%*        3.66%         3.97%        4.02%        4.23%*
  Portfolio turnover rate                            60.76%       89.33%        52.93%        98.01%       55.81%      112.15%

*    Annualized

(j)  Commenced operations October 3, 1994

The Fund


         The Fund was incorporated on May 4, 1988 under the laws of Maryland as an open-end management investment company. This Prospectus relates to the Fund's 12 series of shares (the "Portfolios"). Shares of each series represent an interest in a separate portfolio of securities. At September 30, 1998, the Portfolios of the Fund had net assets totaling $11.6 billion. Bernstein, with offices at 767 Fifth Avenue, New York, New York 10153; 1999 Avenue of the Stars, Los Angeles, California 90067; 777 South Flagler Drive, West Palm Beach, Florida 33401; 227 West Monroe Street, Chicago, Illinois 60606; 300 Crescent Court, Suite 950, Dallas, Texas 75201; 555 California Street, Suite 4300, San Francisco, California 94104; 800 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20006; and 1 North Lexington Avenue, White Plains, New York 10601, serves as Investment Manager to each Portfolio. Each Portfolio has its own investment objectives.


         Why Bernstein?

         Research Strength:

         Bernstein's business is investment research and management. For more than a quarter-century we have been developing proprietary and innovative means of improving investment decision-making. In the increasingly complex financial markets, we believe Bernstein's analytic strength is a significant advantage.

         Disciplined, Consistent Decision-Making:

         Bernstein research is applied within a value-oriented framework backed by extensive research capability. Investment decision-making is disciplined, centralized and highly systematic.

         Bernstein Philosophy

         We believe opportunity in the fixed-income and international markets is primarily the result of complexity and emotion. To solve the complex problems of bond and stock valuation, we devote considerable resources to research. To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion.

Bernstein Fixed-Income Process

         The management of Bernstein Fixed-Income Portfolios reflects three principal elements:

         1. Security and sector evaluation to identify the most attractive securities in the market at a given time-- those offering the highest expected return in relation to their risks;

         2. Interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio; and

         3. Yield-curve analysis to determine the optimum combination of maturities for given degrees of interest-rate risk.

         To identify attractive bonds, we use proprietary valuation techniques that seek to quantify the incremental return we should demand to compensate for the various risks that bonds entail.

We perform these analyses on all Treasury securities; virtually all federal agency securities; representative samples of municipal, mortgage-related, corporate and foreign bonds; and virtually all financial futures and options.

         We use our forecast of interest rates to set the target level of interest-rate risk for each of the Fixed-Income Portfolios. When we expect interest rates to rise, we modestly shorten average maturities; when we expect rates to fall, we modestly lengthen.

         Finally, given our interest-rate risk target, we analyze the yield curve to determine the best combination of maturities. In some environments it is best to concentrate a Portfolio's maturities near the interest-rate risk target, while at other times a higher expected return may be achieved by using a mix of short- and long-term bonds that have, on average, the same risk as the target.

The Advantage of Short and Intermediate Bonds

         Over the short run, fixed-income returns tend to be dominated by cyclical swings in interest rates. The longer the maturity, the more the individual security benefits from a decline, or is hurt by a rise, in interest rates. Inasmuch as it is difficult to forecast consistently the direction of interest rates accurately, it is important for an investor to weigh the risks and returns offered by any specific maturity strategy.


The Normal Yield Curve

      [Graph]

Maturity (years)  Yield (%)
   0.2400          4.9800
   0.9600          5.4500
   1.8600          5.8300
   2.7100          6.0200
   3.5000          6.1700
   4.2400          6.2800
   4.9400          6.3800
   5.5900          6.4600
   7.1900          6.5500
  10.8700          6.7700
  11.9800          6.7600

Source:  Bernstein estimates.


         As the chart above suggests, the yield on bonds normally increases with maturity.

         But notice that the path is not a straight line: nearly 50% of the rise typically occurs within the first two years; almost 80% occurs within six years. In our view, the reason the yield curve is generally so steep at the short maturities is that investors are willing to forgo considerable return in exchange for the knowledge that their investments will mature within the next few months. This preference for liquidity is most striking between three months and two years.

         The yield curve is dependent upon the period of time analyzed, and there may be periods of time during which longer-term maturities provide substantially higher yields and other times when shorter-term securities offer higher yields.

         Because of the characteristic shape of the yield curve, a disproportionate share of the extra return that normally stems from lengthening the maturity of fixed-income investments is expected to be earned in the first few years of the lengthening process.

         The relevance of this yield chart for the Bernstein Fixed-Income Portfolios--both taxable and municipal--is that the Portfolios are relatively short or intermediate in average duration. We believe the risk/reward tradeoff at those average durations is more advantageous than at the two extremes--i.e., money-market instruments or long-term bonds. *

--------
* In the examples that follow on pages ___ and ____ Treasury bills are 90-day bills, short-term bonds are two-year bonds, intermediate-term bonds are six-year bonds, and long-term bonds are 30-year bonds. The 90-day maturity has been chosen for Treasury bills because it is representative of the interest-rate risk offered by money market instruments. The two-year and six-year maturities have been chosen for short- and intermediate-term bonds because their interest-rate risk resembles that of the Bernstein short-duration and intermediate-duration Portfolios. The 30-year maturity was selected because it is widely used by market participants to represent the long end of the bond market.

         The table below shows the rates of return of Treasuries of varying maturities over two time periods: a nearly 29-year period that included both rising and falling interest-rate cycles, and the most recent 15 3/4 years, which was a period of generally declining interest rates. Note that in both the broader and the narrower time periods (1) short-term bonds (i.e., with two-year maturities) outperformed Treasury bills, and (2) intermediate bonds provided rates of return competitive with 30-year bonds, despite having a maturity only one-fifth as long.



-------------------------------------------------------------------------------------------------------------------------

Treasury Total Returns
(Annualized)

-------------------------------------------------------------------------------------------------------------------------

                                   Treasury Bills          Short-term           Intermediate-term            Long-term
                                      (3 mos.)           bonds (2 yrs.)          bonds (6 yrs.)           bonds (30 yrs.)
                                   --------------        --------------         -----------------         ---------------
Jan. 1970-Sept. 1998                   7.2%                  8.2%                     9.1%                     9.6%
Jan. 1983-Sept. 1998                   6.4                   8.1                     10.2                     11.8

-------------------------------------------------------------------------------------------------------------------------

Note: The returns in this table were calculated by adding monthly income to the month-end price and dividing this sum by the previous month-end price.



Source: Center for Research in Security Prices, Federal Reserve Board, The Wall Street Journal, Salomon Smith Barney, Street
        Pricing         Services and Bernstein.
-------------------------------------------------------------------------------------------------------------------------


*In the examples that follow on this and the facing page, Treasury bills are 90-day bills, short-term bonds are two-year bonds, intermediate-term bonds are six-year bonds and long-term bonds are 30-year bonds. The 90-day maturity has been chosen for Treasury bills because it is representative of the interest-rate risk offered by money-market instruments. The two-year and six-year maturities have been chosen for short- and intermediate-term bonds because their interest-rate risk resembles that of the Bernstein short-duration and intermediate-duration Portfolios. The 30-year maturity was selected because it is widely used by market participants to represent the long end of the bond market.

         The other side of the investment equation is risk. As our earlier remarks suggested, the principal source of risk in bond investing is interest-rate change. The market value of a bond falls when interest rates rise and vice versa. While maturity is somewhat indicative of interest-rate risk, duration is a more accurate measure. The duration of a bond is defined to be the effect on price of a rise (or fall) of 1% in interest rates. The Bernstein short duration Portfolios generally have durations around 2.0 years and thus will lose about 2% in principal should interest rates rise 1%. The Bernstein intermediate duration Portfolios (the municipal Portfolios as well as Intermediate Duration) generally have durations of about 5.0 years and would lose about 5% should interest rates rise 1%. In contrast, long-term bonds typically have durations of greater than 10 years and would thus lose more than 10% if interest rates were to rise 1%. As the first table below illustrates, the longer the bond's duration, whether it is a Treasury, corporate or municipal bond, the greater its vulnerability to these fluctuations.


-------------------------------------------------------------------------------------------------------------------------

Bond Risk:
Change in Value Due to Interest-Rate Fluctuations

-------------------------------------------------------------------------------------------------------------------------

                                                             Value of $100 Bond             Value of $100 Bond
                                                              If Rates Rise 1%               If Rates Fall 1%
                                                             ------------------             ------------------
Short-term bond (duration 1.8 yrs.)                                 $98.21                         $101.82
Intermediate-term bond (duration 5.0 yrs.)                           95.11                          105.18
Long-term bond (duration 13.8 yrs.)                                  87.22                          115.56
Note:  Assumes initial yield and coupon of 5%

-------------------------------------------------------------------------------------------------------------------------


         Treasury securities always produce a positive return if held to maturity. However, when interest rates rise sufficiently, the market value of a bond can drop in a given year by more than the annual interest received.
When this happens, the total return is negative.


         As the bottom table below indicates, Treasury bills and short-term bonds have not experienced a single negative total return over any 12-month period since 1970. Intermediate-term bonds have been profitable more than 91% of the time, over both the 1970-98 and 1983-98 periods. But long bonds declined in value by more than their interest payments 21% of the time during the 1983-98 period and 23% of the time during the 1970-98 period. During those periods when the return on these securities was negative, the average loss on intermediate bonds was 2.7% and the average loss on long-term bonds was 4.8%.



-------------------------------------------------------------------------------------------------------------------------

Frequency of Loss:
Percent of 12-Month Periods When Treasuries Had Negative Total Return
(Jan. 1970-Sept. 1998)

-------------------------------------------------------------------------------------------------------------------------

                                       Treasury bills       Short-term        Intermediate-term        Long-term
                                          (3 mos.)        bonds (2 yrs.)       bonds (6 yrs.)       bonds (30 yrs.)
                                       --------------     --------------      -----------------     ---------------
Jan. 1970-Sept. 1998*                       0.0%               0.0%                 8.0%                 23.4%
Jan. 1983-Sept. 1998**                      0.0                0.0                  8.3                  20.8

*    Based on 334 overlapping 12-month periods
**   Based on 178 overlapping 12-month periods

Source: Center for Research in Security Prices, Federal Reserve Board, The Wall Street Journal, Salomon Smith Barney,
Street Pricing Service and Bernstein.
-------------------------------------------------------------------------------------------------------------------------


         Our goal is to optimize the tradeoff between risk and return. For the reasons detailed above, we believe that short duration bonds will provide superior returns to money-market instruments with only a slight increase in risk. We also believe that intermediate bonds will produce virtually the same returns as long bonds with less than half the risk. Bernstein's Fixed-Income Portfolios are, accordingly, targeted to the short and intermediate durations that maximize reward in relation to risk.

-------------------------------------------------------------------------------------------------------------------------

Bernstein Fixed-Income Portfolios
                                                             Frequency of
                                                             Negative Annual
Portfolio                       Principal Holdings*          Total Return                 Rate of Income

-------------------------------------------------------------------------------------------------------------------------
Bernstein                       High-grade, short-term,      Extremely low                Moderate
Short Duration                  tax-exempt                                                depending on
California Municipal            California municipals                                     tax bracket

-------------------------------------------------------------------------------------------------------------------------

Bernstein                       High-grade, short-term,      Extremely low                Moderate
Short Duration                  tax-exempt geographically                                 depending on
Diversified Municipal           diversified municipals                                    tax bracket

-------------------------------------------------------------------------------------------------------------------------

Bernstein                       High-grade, short-term,      Extremely low                Moderate
Short Duration                  tax-exempt,                                               depending on
New York Municipal              New York municipals                                       tax bracket

-------------------------------------------------------------------------------------------------------------------------

Bernstein Government            Short-term U.S.              Extremely low                Moderate
Short Duration                  Treasury and agency
                                securities

-------------------------------------------------------------------------------------------------------------------------

Bernstein Short                 High-grade, short-term       Extremely low                Moderate
Duration Plus                   securities

-------------------------------------------------------------------------------------------------------------------------

Bernstein New York              High-grade, intermediate     Low                          Moderate to
Municipal                       tax-exempt                                                high, depending
                                New York municipals                                       on tax bracket

-------------------------------------------------------------------------------------------------------------------------

Bernstein California            High-grade, intermediate,    Low                          Moderate to
Municipal                       tax-exempt                                                high, depending
                                California municipals                                     on tax bracket

-------------------------------------------------------------------------------------------------------------------------

Bernstein Diversified           High-grade, intermediate,    Low                          Moderate to high,
Municipal                       geographically diversified,                               depending on
                                tax-exempt municipals                                     tax bracket

-------------------------------------------------------------------------------------------------------------------------

Bernstein Intermediate          High-grade,                  Low                          Moderate/high
Duration                        intermediate bonds

-------------------------------------------------------------------------------------------------------------------------

* "Short-term" and "intermediate" refer to effective duration of the Portfolios as described on pages ____ through____.
-------------------------------------------------------------------------------------------------------------------------

Bernstein International Value and Emerging Markets Value Process

Why Invest in Foreign Stocks?

         Americans' recognition of the opportunities available in developed and emerging foreign stock markets has increased dramatically in recent years for obvious reasons. Whereas in 1982 U.S. stocks represented almost 56% of the value of common stocks around the world, by 1997 that percentage was about 48%, which, although up from the immediate prior years due to a strong U. S. market, is down over the 15-year period. The foreign markets accounted for over 50% of the world's stock market value in 1997 with the developed foreign markets making up approximately 42% and the emerging markets making up almost 10% (Display 1). Moreover, the large public companies with which we're most familiar are no longer American only. Toyota and Honda loom as large in our consciousness today as Ford or Chrysler; Nestle is as familiar as Hershey. And important global companies such as DeBeers, Samsung and Posco are domiciled in emerging nations. Investing in the companies we know best--and whose products fill our lives--now entails a certain commitment to non-U.S. stocks.



                                   Display 1
                           World Stock Capitalization

                                      1982
                           U.S.                       55.7%
                           Developed Foreign Markets  41.6%
                           Emerging Markets            2.6%

                                      1997
                           U.S.                       48.0%
                           Developed Foreign Markets  42.5%
                           Emerging Markets            9.5%

Source: International Finance Corporation



         But the most important reason to expand one's stock investment horizon, in Bernstein's judgment, is the opportunity to broaden portfolio diversification. The stock markets of many developed and emerging foreign countries have outperformed the S&P 500 over the last 13 years, while others have underperformed (Display 2). Yet--and this is the key point--different countries' stock markets don't necessarily follow the same rhythm. Developed foreign markets don't move in the same direction at the same time, nor do developed foreign stocks as a group mirror U.S.-market movements. Likewise, emerging foreign markets have followed different performance rhythms from one another, and as a group, a different performance rhythm from the stock markets of the industrialized world. This is not to overlook the extraordinary volatility of emerging markets over the historical record available to us -- or the brevity of that record. Nonetheless, because the correlations among returns in the various markets are modest, adding an international component to a domestic stock portfolio has provided the risk-reduction benefits of diversification.



                                    Display 2
             Compound Annual Rates of Returns: Jan 1985-Sep 1998
                               (in U.S. dollars)

                            Argentina            23.7%
                            Mexico               23.0%
                            Switzerland          20.9%
                            Germany              18.2%
                            U.K.                 18.2%
                            Hong Kong            18.0%
                            S&P 500*             17.5%
                            Taiwan               15.9%
                            Brazil               11.2%
                            Australia            10.9%
                            India                 8.6%
                            Canada                7.9%
                            Japan                 6.9%
                            Singapore             5.1%
                            Thailand              4.0%
                            S. Korea              2.1%
                            Malaysia             -0.9%

* The Standard & Poor's 500 is a widely recognized index of large-cap stocks traded on U.S. exchanges.
Source: Datastream, International Finance Corporation, Morgan Stanley Capital
        International, Standard & Poor's and Bernstein



         Although markets of some countries may move together in times of severe economic stress -- as the markets of the emerging market countries did in 1998
 -- we believe that over time returns will vary from market to market. Display 3 illustrates just how unrelated the returns of the world's developed and emerging foreign stock markets have been in recent years. With respect to developed foreign markets, notice that since 1987, Japan came in first two times--and last five times. German stocks scored highest twice and lowest twice; the United Kingdom, first once, worst once. With respect to emerging foreign markets, performance in 1997 ranged from 117% in Turkey to minus 79% in Thailand -- and that was not extreme. The 1991 gap extended from the 397% gain in Argentina to the 42% loss in Turkey. And in 1989,


Display 3
Total Annual Returns (in U.S. dollars)
x.xx  Best Performing Country for Each Year
=====
xx.x Worst Performing Country for Each Year
-----




                                                                                                                            1998
                    1987      1988     1989      1990     1991     1992      1993     1994      1995     1996    1997  (through Sep)
 ....................................................................................................................................
INDEXES
  S&P 500*           5.3%     16.6%    31.7%     (3.1)%   30.5%     7.6%     10.1%     1.3%     37.6%    23.0%   33.4%       6.0%

  EAFE Index+       (0.8)     31.3     23.6     (22.2)     8.2     (8.7)     32.0      2.6      11.0     11.8    14.3        3.3

  IFCG Index++      13.5      58.2     54.7     (29.9)    17.6      0.3      67.5     (0.5)    (12.3)     7.9   (14.5)     (32.2)

DEVELOPED MARKETS
  Australia          9.3      36.4      9.3     (17.5)    33.6    (10.8)     35.2      5.4      11.2     16.5   (10.4)      (7.3)
                              ====
  Canada            13.9      17.1     24.3     (13.0)    11.1    (12.2)     17.6     (3.0)     18.3     28.5    12.8      (18.7)
                                                                             ----
  Germany          (24.7)     20.6     46.3      (9.4)     8.2    (10.3)     35.6      4.7      16.4     13.6    24.6       15.3
                   ------              ====               ----                                                             =====
  Hong Kong         (4.1)     28.1      8.4       9.2     49.5     32.3     116.7    (28.9)     22.6     33.1   (23.3)     (25.7)
                                                          ====     ====     =====    ------              ====
  Japan             43.0      35.4      1.7     (36.1)     8.9    (21.5)     25.5     21.4       0.7    (15.5)  (23.7)     (17.2)
                    ====                ---     ------            ------              ====       ---    ------
  Singapore          2.3      33.3     42.3     (11.7)    25.0      6.3      68.0      6.7       6.5     (6.9)  (30.0)     (37.9)
                                                                                                                -----       ----
  Switzerland       (9.5)      6.2     26.2      (6.2)    15.8     17.2      45.8      3.5      44.1      2.3    44.2       (0.4)
                                                                                                ====            =====
  United
  Kingdom           35.1       6.0     21.9      10.3     16.0     (3.7)     24.4     (1.6)     21.3     27.4    22.6        3.0
                              ----               ====
EMERGING MARKETS
  Argentina          9.8      38.8    175.9     (36.6)   396.9    (26.5)     72.7    (23.3)     12.7     22.3    19.9      (31.9)
                                                         =====                                  ====
  Brazil           (63.1)    125.6     39.9     (65.7)   170.4      0.3      99.4     69.8     (20.2)    34.4    24.9      (39.9)
                   ------    =====              ------                                ====
  India            (15.6)     37.3      4.3      18.8     18.4     22.9      18.8      7.4     (34.2)    (2.1)    7.1      (14.6)
                                       ----                                  ----              ------
  Korea             36.5     112.8      7.0     (25.4)   (15.9)     3.6      20.9     19.1      (6.9)   (38.2)  (68.7)      (0.5)
                                                                                                        ------              =====
  Malaysia           0.9      27.7     44.0     (11.2)    12.1     27.9     102.9    (21.5)      3.6     24.5   (71.7)     (32.8)

  Mexico            (4.8)    108.3     73.4      29.7    106.8     21.2      49.9    (40.6)    (26.0)    17.8    50.4      (43.4)
                                                 ====
  Taiwan           120.8      93.3    100.0     (50.9)    (0.6)   (26.6)     89.0     22.5     (30.7)    37.4    (7.7)     (25.8)

  Thailand          37.5      40.7    100.8     (20.7)    19.2     40.3     103.0    (11.3)     (1.4)   (36.6)  (79.3)     (18.5)
                                                                   ====                                         ------
  Turkey           262.2     (61.1)   502.4      (2.8)   (41.8)   (52.8)    234.3    (40.7)    (10.6)    49.0   117.1      (53.5)
                   =====     ------   =====              ------   ------    =====    ------              ====   =====      ------


Note: All countries and indexes are net dividend returns, except for the International Finance Corporation Global (IFCG) Index, which is gross dividend returns.

    * The Standard & Poor's 500 is a widely recognized index of large-cap stocks traded on U.S. exchanges.

    + EAFE index, half-hedged, GDP-weighted, includes developed stock markets in Europe, Australia and the Far East. Prior to July 1992, the EAFE index was calculated by Bernstein following MSCI methodology based on data from Datastream, International Financial Statistics (IFS), Morgan Stanley Capital International (MSCI), Organization for Economic Cooperation and Development (OECD) and Bernstein estimates; since July 1992, the EAFE index was calculated by MSCI.

   ++ The IFCG Index is an unhedged index of emerging stock markets.

Source: FactSet, International Finance Corporation, IFS, MSCI, OECD, Standard &
        Poor's and Bernstein
there were almost 500 percentage points of return between the return of the Turkish market and that of the Indian market.


         Yet observe the chart to the left in Display 4, on the facing page, what happened when the stocks of the major developed markets of the world were combined into one portfolio. The horizontal axis here measures the annualized standard deviation of monthly returns, or the volatility of returns for the period; the vertical axis here measures return. The better the investment, the higher and farther to the left it appears on the chart. Clearly, most developed foreign markets by themselves were extremely volatile during this period. If you invested 20% in a mixed basket of developed foreign market stocks and the remaining 80% in domestic stocks--the spot marked "80% U.S./20% EAFE" in the chart to the left of Display 4--you'd have achieved comparable returns to that of domestic stocks and reduced your portfolio's risk.


                                   Display 4
                    Risk/Reward Positions: Jan 1976-Sep 1998
                            Based on Monthly Returns

                             [Plotted Points Chart]

                               Risk       Return
                               ----       ------

   S&P 500*                    14.7%       15.0%
   EAFE**                      14.1%       12.7%
   Australia                   25.6%        9.6%
   Canada                      19.3%        8.6%
   Germany                     20.5%       12.7%
   Japan                       22.9%       10.7%
   Singapore                   27.2%        7.8%
   Switzerland                 18.2%       14.4%
   U.K.                        20.4%       15.3%
   80% U.S.*/20% EAFE**        13.6%       14.7%


                    Risk/Reward Positions: Dec 1984-Sep 1998
                            Based on Monthly Returns

                             [Plotted Points Chart]

                                               Risk        Return
                                               ----        ------

   80% U.S.*/20% EAFE**                        14.4%       16.9%
   India                                       32.2%        8.6%
   Malaysia                                    35.1%       -0.9%
   Mexico                                      48.8%       23.0%
   S. Korea                                    36.8%        2.1%
   Taiwan                                      45.9%       15.9%
   Thailand                                    39.5%        4.0%
   IFCG Index++                                23.9%        8.4%
   95% Developed Markets+/
    5% Emerging Markets++                      14.1%       16.4%



Note: All countries and indexes are net dividend returns, exept for India, Malaysia, Mexico, Korea, Taiwan, Thailand and the IFCG Index, which are gross dividend returns.



 * The Standard & Poor's 500 is a widely recognized index of large-cap stocks traded on U.S. exchanges.
** EAFE index, half-hedged, GDP-weighted, includes developed stock markets in Europe, Australia and the Far East. Prior to July 1992, the EAFE index was calculated by Bernstein following MSCI methodology based on data from Datastream, International Financial Statistics (IFS), Morgan Stanley Capital International (MSCI), Organization for Economic Cooperation and Development
   (OECD) and Bernstein estimates; since July 1992, and EAFE index was calculated by MSCI.
 + 70% S&P 500 and 25% EAFE index, half-hedged, GDP-weighted.
++ International Finance Corporation Global (IFCG) Index, an unhedged index of emerging stock markets.
   Source: Datastream, Ibbotson, IFC, IFS, MSCI, OECD and Bernstein


         Likewise the chart on the right in Display 4 depicts the result of combining the stocks of the various emerging markets in a single portfolio. If you had invested just 5% of your equity portfolio in the emerging-market stocks represented in the International Finance Corporation Global Index (the "IFCG Index") -- a widely recognized index of emerging-market performance -- and the rest in the stocks of the U.S. and other major developed nations, you'd have further diversified your portfolio and, although the returns of your portfolio would have modestly been reduced, you'd have modestly reduced its risk.





         Whether correlations among these markets will remain low is impossible to predict based on so short a history, particularly given the variability of the market correlations. Furthermore, the effect on smaller stock markets of a severe downturn in U.S. stocks or a market dislocation elsewhere in the developed world has not yet been tested. It's also important to understand that the risk-reducing property of broad diversification is most manifest in the long run; in any single year, global diversification may result in higher volatility than a U.S.-only portfolio, and possibly lower return as well. But, over time, portfolio risk has been reduced by spreading one's eggs among many baskets, and in accessing a broad universe of opportunity.


         The above charts on U.S., developed foreign and emerging stock market returns should not be viewed as representations of future returns from these stock markets, the Bernstein International Value Portfolios or the Bernstein Emerging Markets Value Portfolio. The illustrated returns represent historical investment performance and relative volatilities, which may not be representative of future returns and volatilities. Moreover, stock market indexes are based on unmanaged portfolios of securities before transaction costs and other expenses; managed portfolios will incur these costs. Finally, each of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio is likely to differ in composition from broad stock market indexes, and so each Portfolio's performance should not be expected to mirror the returns provided by any specific index.


The Bernstein Process

         The return of an international portfolio to a U.S. investor depends on three factors: (1) how the various foreign markets perform in a given period,
(2) what happens to foreign currencies in relation to the dollar during the period and (3) what strategies the investment manager may employ in an attempt to control risk and increase return. We at Bernstein employ active management in all three areas, following a value-oriented investment approach backed by extensive research capability.

Value-Based Stock Selection

         The bulk of our efforts is directed to stock selection. Our value-oriented approach in foreign markets rests on our understanding that:

         o Stock markets around the world are inefficient. Stocks often sell for more or less than their intrinsic value because of emotional overreactions among investors.

         o Investment value depends on price. It's not just what you get when you invest, but what you pay for it, that determines your return.

         o High-quality research is required. It takes rigorous research to capitalize on market inefficiencies--research focused on estimating intrinsic value for a broad universe of companies, using the same tools, techniques and economic assumptions in forecasting for each company so that comparisons within and across markets will be sound.

         o Value investing is a long-term pursuit. Around the world, as in the U.S., stock prices are unpredictable in the short term; the benefits of stock investing are captured more reliably over longer periods. As master investor Benjamin Graham put it, the stock market is a voting machine in the short run, a weighing machine in the long run.

Research-Backed Decision-Making

         The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. Bernstein studies and experience suggest that underpriced stocks as a class--those with low price/earnings ratios, low price/book-value ratios and high dividend yields--have outperformed their peers in the U.S., the developed foreign market countries and the emerging-market countries. On reflection, this seems logical: American investors have no monopoly on emotional overreaction to short-term difficulties in companies and industries --- the overreactions that depress and elevate particular stocks and create investment value.

         In addition to specific stock selection, we employ country-allocation and currency-management techniques:

Country allocation: In order to attempt to capture the return potential and diversification benefits of foreign markets, the Bernstein International Value Portfolios concentrate in the most established companies of the major European and Far Eastern nations plus Australia--the countries of the Morgan Stanley Capital International "EAFE" index--and Canada, although these Portfolios may also invest in less developed countries or emerging equity markets. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global equity research staff.

         Under most conditions, the Bernstein Emerging Markets Value Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, Bernstein will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries -- factors which, in Bernstein's opinion, have the most impact on portfolio risk. However, the Portfolio may not necessarily be diversified on a geographical basis. Bernstein will also consider the transaction costs and volatility of each individual market.


         We monitor the levels of stock prices in relation to local market conditions in the major foreign markets, seeking out instances when relationships deviate from normal. When and where stock prices are abnormally low in our view in relation to local conditions, we may overweight a country's stocks in our Portfolios relative to our usual system of apportioning investment. When opportunities appear smaller than usual--when stock prices are abnormally high--we may underweight a country's stocks.


Currency management: In the case of the Bernstein International Value Portfolios, we seek to control risk through currency-management techniques. We monitor factors including the balance of trade flows and interest-rate differentials in all the nations in which these Portfolios invest to determine the fair values of the various currencies and identify under-and overvaluations as they occur. The findings are accounted for in our investment decisions. In the case of the Bernstein Emerging Markets Value Portfolio, although we will hedge opportunistically when we believe there is potential to enhance risk-adjusted returns, the exposures of this Portfolio will generally be unhedged because currency hedging in emerging market countries is often either subject to legal and regulatory controls or prohibitively expensive.


Investment Objectives and Policies Of the Portfolios

Investment Objectives and Policies
Of the Fixed-Income Portfolios

General Investment Policies

         Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Each of the Fixed-Income Portfolios may invest in any of the securities detailed on pages ____-____. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described on pages ____-____ to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets. Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.


         None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch, or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch, or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch, or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal. Each Fixed-Income Portfolio, at the time of purchase, may invest as much as 20% of its total assets in securities of foreign issuers, including Eurobonds, Yankees (other than Yankees included in the Lehman Brothers Aggregate Bond Index which are considered to be issued by domestic issuers for this purpose) and obligations of foreign banks, including foreign governments.

         No Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 10% of the net assets of the Portfolio. No Short Duration Municipal Portfolio will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.

         In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

         The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

         Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Individual Portfolios' Policies

The Short Duration Taxable Portfolios

         The Bernstein Government Short Duration Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. This Portfolio intends to invest, under normal market conditions, at least 65% of its total assets in U.S. government and agency securities. In addition, the Portfolio intends to invest, under normal market conditions, at least 90% of its total assets in U.S. government and agency securities and high-quality money-market securities--i.e., securities with remaining maturities of one year or less that have been rated AA or better by Standard & Poor's or Aa by Moody's, or that are not rated but that are determined by the Manager to be of comparable quality. Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this Portfolio is invested in government securities, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes.


         The Bernstein Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-2 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

         Since this Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, its expected return is somewhat higher. However, since its effective duration is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is also greater than for a money-market fund that seeks to maintain a stable net asset value.

         Although the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of one to three years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from one to 20 years while maintaining the required duration. The relatively short-term nature of the Portfolio makes it appropriate for consideration as an alternative for defensive investments maintained in cash equivalents.

         The pretax returns on the Bernstein Government Short Duration Portfolio are likely to be lower than those on the Bernstein Short Duration Plus Portfolio. Since the income earned by the Bernstein Government Short Duration Portfolio is generally exempt from state and local taxes, it may not be appropriate for investors, such as pension plans and IRAs, that are not subject to current state or local income taxation. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.


         The Bernstein Short Duration Plus Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. The Bernstein Short Duration Plus Portfolio generally should produce higher returns than the Bernstein Government Short Duration Portfolio because it will normally own a much higher percentage of securities that are not U.S. government securities. Because the Bernstein Short Duration Plus Portfolio is managed without regard to potential tax consequences, it may be particularly appropriate for investors, such as pension plans and IRAs, that are not subject to current income taxation, as well as individuals who reside in states with low or no state taxes or who reside in high-tax states that do not permit a pass-through to the individual shareholder of the tax-exempt character of this income.

         Like the Government Short Duration Portfolio, the Short Duration Plus Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, and its expected return is somewhat higher. Although the actual maturities of the securities in the Portfolio may vary widely, the effective duration of this Portfolio--which is expected to be one to three years under normal market conditions--is longer than the effective duration of money markets. The average dollar-weighted maturity of the Portfolio may range from one to 25 years while maintaining the required duration. Since the effective duration of this Portfolio is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund that seeks to maintain a stable net asset value. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.

The Intermediate Duration Taxable Portfolio

         The Bernstein Intermediate Duration Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected return consistent with a prudent level of risk. While the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of three to six years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from two to 25 years while maintaining the required duration. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.

         Because the Bernstein Intermediate Duration Portfolio is managed without regard to potential tax consequences to the shareholder, it may be particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

The Municipal Portfolios

         As a fundamental policy, each of the six municipal Portfolios will invest, under normal market conditions, at least 80% of its net assets in Municipal Securities. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

         In addition to Municipal Securities, each municipal Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

         The Short Duration Municipal Portfolios. Since the Short Duration Municipal Portfolios are invested in securities with longer maturities than the assets of the type of mutual fund known as a municipal money-market mutual fund, their expected return is somewhat higher. However, since their effective duration is longer, and the quality of the Portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is also greater than for a municipal money-market fund that seeks to maintain a stable net asset value.

         While the maturities of the securities in each Short Duration Municipal Portfolio may vary widely, each Portfolio is designed generally to maintain an effective duration of one-half year to two and one-half years under normal market conditions. The average dollar-weighted maturity of each Short Duration Municipal Portfolio may range from six months to seven years while maintaining the required duration. The relatively short-term nature of the Portfolios makes them appropriate for consideration as an alternative for defensive investments maintained in cash equivalents. .

         The Intermediate Duration Municipal Portfolios. While the maturities of the securities in each of the Bernstein New York Municipal Portfolio, the Bernstein California Municipal Portfolio and the Bernstein Diversified Municipal Portfolio (the "Intermediate Duration Municipal Portfolios") may vary widely, each Intermediate Duration Municipal Portfolio is designed generally to maintain a level of risk comparable to that of an intermediate portfolio of securities with an average effective duration of three and one-half to seven years. The average dollar-weighted maturity of each municipal Portfolio may range from two to 25 years while maintaining the required duration.

The New York Municipal Portfolios

         The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio. Each of the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which it believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each New York Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by New York State and its various political subdivisions along with agencies and instrumentalities of New York State and its various political subdivisions ("New York Municipal Securities"). The income from these securities is exempt from federal, New York State and local taxes or, in certain instances, may be includable in income subject to the alternative minimum tax.

         Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Nonetheless, the Fund intends to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.


         Because each New York Municipal Portfolio invests primarily in New York Municipal Securities, each Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities. The following information concerning the State's economic background is contained in the Annual Information Statement of the State of New York dated June 26, 1998 and the Update to the Annual Information Statement dated August 3, 1998 issued by the State of New York.


         New York is the third most populous state in the nation and has a relatively high level of personal wealth. In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity.

         The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The forecast for continued growth, and any resultant impact on the State's 1998-99 Financial Plan, contains some uncertainties. Net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

         An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.


         Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget has stated that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement, and those projections may be changed materially and adversely from time to time.


         The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority (TFA) to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financing capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.


         Further discussion of the risks associated with the purchase of New York issues is contained in the SAI.

         The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios

         The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio. Each of the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which it believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each California Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by the State of California and its various political subdivisions, along with agencies and instrumentalities of the State of California and its various political subdivisions ("California Municipal Securities"). The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

         Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.


         Because each California Municipal Portfolio invests primarily in California Municipal Securities, each such Portfolio's performance is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities. The following information regarding the State is contained in an Official Statement dated October 7, 1998, issued in connection with the sale of $579,120,000 of California General Obligation Bonds and $270,880,000 of California General Obligation Refunding Bonds.

         California's economy is the largest among the 50 states and one of the largest in the world. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs -- K-14 education, health, welfare and corrections -- at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993.


         The effects of the recession led to large, unanticipated budget deficits. For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July 1994 and matured on April 25, 1996.

         The State's financial condition improved in the last three fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

         In the Governor's Budget released on January 9, 1998, and the May Revision to the 1998-99 Governor's Budget, released May 13, 1998, the Department of Finance projected that the California economy will continue to show robust growth through 1998, although at a slightly slower pace than in 1997. The Asian economic crisis which began in late 1997 was expected to have some dampening effects on the State's economy, which was included in the May Revision forecasts. However, during the summer of 1998, the soaring trade deficit, continuing weakness in Asia, initial signs of economic weakness in Canada and Latin America, which have been California's largest trading partners, and the fall in stock prices worldwide all suggest that the May Revision forecasts may be too optimistic, particularly for 1999.

         The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2 percent increase from the revised 1997-98 figures, and expenditures of $57.3 billion from the General Fund (a 7.3 percent increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which are expected to be issued by early October.

         In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act", which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect and local voters have the right to reduce taxes, fees, assessments or charges through local initiatives.

         There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature.


         Further discussion of the risks associated with the purchase of California Municipal Securities is contained in the SAI.

         The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

The Diversified Municipal Portfolios

         The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio. Each of the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") invests in a diversified portfolio of securities which it believes offers the highest after-tax returns (without regard to any alternative minimum tax) to investors consistent with a prudent level of credit risk. No Diversified Municipal Portfolio will purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.




Investment Objectives and Policies Of the
International Value Portfolio, the
International Value Portfolio II
and the Emerging Markets Value Portfolio



 The Bernstein International Value Portfolio, the Bernstein
International Value Portfolio II (collectively referred to as the "Bernstein International Value Portfolios") and the Bernstein Emerging Markets Value Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Bernstein International Value Portfolios will invest primarily in equity securities of established foreign companies as described on page _____. The Emerging Markets

Value Portfolio will invest primarily in equity securities of both large and small companies domiciled, or with primary operations in, emerging-market countries.


         The Bernstein International Value Portfolios will invest in a diversified portfolio of securities that the Manager considers most undervalued. Both Portfolios intend to diversify investments among many foreign countries; both Portfolios will generally be invested in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Both Portfolios may also make investments in less-developed or emerging equity markets. Both Portfolios are for investors who seek to participate in a broadly diversified portfolio of foreign securities for the long-term.



         o Bernstein International Value Portfolio. The Bernstein International Value Portfolio seeks to minimize the impact of taxes on returns and is therefore appropriate for taxable investors. It will utilize the tax-management strategies discussed below upon the occurrence of the Portfolio Division discussed below.


         o The Bernstein International Value Portfolio intends to minimize capital gains distributions by considering the tax impact that buy and sell investment decisions will have on the shareholders. For example, the Manager may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains and thus reduce capital gains distributions. When making sales of specific securities, the Manager may select the shares on which the Portfolio has the highest cost basis in order to minimize capital gains distributions. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. While the Bernstein International Value Portfolio seeks to minimize capital gains distributions, the Portfolio will nevertheless make such distributions from time to time and will distribute ordinary income dividends. In addition, shareholders may also be required to pay taxes on capital gains realized, if any, upon redemption of their shares of this Portfolio.

         o Bernstein International Value Portfolio II. Because the Bernstein International Value Portfolio II is managed without regard to potential tax consequences to the shareholder, it is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.


Portfolio Division. To facilitate the migration of tax-exempt shareholders to the new International Value Portfolio II, the Fund obtained an order from the SEC that permits tax-exempt shareholders to redeem their shares of the Bernstein International Value Portfolio in-kind, which means that the tax-exempt shareholders will receive assets of the Bernstein International Value Portfolio rather than cash, and invest these assets in the new Bernstein International Value Portfolio II (the "Portfolio Division"). The Manager will provide notice to the tax-exempt shareholders of their option to effect this migration. The tax-management strategies discussed above will be implemented with respect to the Bernstein International Value Portfolio upon the effective date of the Portfolio Division.

         The Bernstein Emerging Markets Value Portfolio will invest in a diversified portfolio of securities that the Manager considers most undervalued. As used in this prospectus, emerging-market countries are those countries that, in the opinion of Bernstein, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, Portugal, South Africa, South Korea, Taiwan, Thailand and Turkey. The Portfolio may also make investments in developed foreign countries that comprise the EAFE index, as described in the preceding paragraph.

         Shareholders of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio should be aware that investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities; moreover, certain of the risks associated with international investing are heightened with respect to investments in emerging-market countries. Investing in less-developed or emerging-market countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Bernstein Emerging Markets Value Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program. See "Investment Risks of the Bernstein International

Value Portfolio, the Bernstein International Value Portfolio II, and the Bernstein Emerging Markets Value Portfolio," on page ______.

         Under normal market conditions, at least 65% of the total assets of each of the Bernstein International Value Portfolios will be invested in at least three foreign countries and at least 65% of the total assets of the Bernstein Emerging Markets Value Portfolio will be invested in at least three emerging-market countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the Bernstein International Value Portfolios or the Bernstein Emerging Markets Value Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and it may utilize options on securities and securities indexes and futures contracts and options on futures. See the sections on "Investments" and "Special Investment Techniques" on pages ___-___. None of these Portfolios will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.


         The above policies and objectives are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.


         The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio have adopted certain fundamental investment limitations. As a fundamental policy, none of these Portfolios will:


         (a) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer if, as a result of the purchase, less than 75% of the Portfolio's assets consists of cash and cash items, Government securities, securities of other investment companies and other securities, limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer;

         (b) invest more than 25% of its total assets in any one industry; or


         (c) borrow money except that any Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets. As an operating (not a fundamental) policy, the Portfolios will not borrow except from a bank for temporary or emergency purposes in amounts in excess of 5% of its total assets.

         The SAI contains certain investment restrictions pertaining to the Bernstein International Value Portfolios, the Bernstein Emerging Markets Value Portfolio and the Bernstein Fixed-Income Portfolios.

         The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

         With respect to the Bernstein International Value Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix to the SAI). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, in the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, both Portfolios may temporarily, for defensive purposes, invest all of their portfolios in fixed-income obligations of the U.S. government or fixed-income or equity securities of U.S. issuers.


         With respect to the Bernstein Emerging Markets Value Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix to the SAI). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium-to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.


Investment Risks Of the Bernstein International Value Portfolio, the Bernstein International Value Portfolio II and the Bernstein Emerging Markets Value Portfolio

         Market risk: Since the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio invests primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk - the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are volatile from year to year; accordingly, these Portfolios are suited to investors who are willing to hold their investment over a long horizon.


         The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Bernstein Emerging Markets Value Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.


         In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Bernstein Emerging Markets Value Portfolio. Moreover, some emerging-market securities and developed-market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate a net asset value. As a result, the net asset values of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in emerging markets can be more difficult; thus, there is a risk that an investor in the Bernstein Emerging Markets Value Portfolio may not be able to readily redeem his or her shares in the Portfolio.


         Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.


         Other risks: Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

         In addition to the foregoing, other risks and considerations of investing in companies in emerging markets include:

Social, political and economic instability: Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

         Certain emerging-market countries have histories of instability and upheaval with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions--for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes--could have a severe effect on security prices and impair the Bernstein Emerging Markets Value Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

Additional risks: Additional risks and considerations of investing in emerging-market countries include overburdened infrastructure, obsolete financial systems and security settlement and clearance procedures that may result in delays and which may not fully protect the Portfolio against loss or theft of its assets; national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.


         Further discussion of the risks relating to the Bernstein International Value Portfolios, and the Bernstein Emerging Markets Value Portfolio is contained in the SAI.


Investments


         The Fixed-Income Portfolios will primarily be invested in debt securities, including, subject to each Portfolio's general investment policies described on pages _____-_____, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes, including securities of foreign and U.S. issuers payable in U.S. dollars and issued outside the U.S. ("Eurobonds") or securities of foreign issuers payable in U.S. dollars issued inside the U.S. ("Yankees"); (iv) loan participations; (v) commercial paper;
(vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks (including U.S. branches of such banks); (vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and
(xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio will invest primarily in foreign equity securities, but may, under the circumstances described in "Investment Objectives and Policies" (page ___), invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio.


Obligations Of the U.S. Government and
Its Agencies and Instrumentalities

         The types of U.S. government and agency securities in which the Portfolios may invest include bills, notes and bonds, including inflation-protected securities, issued by the U.S. Treasury, as well as securities issued by other U.S. government agencies and instrumentalities, including bills, notes, bonds, mortgage-backed securities and other fixed-income securities. However, certain types of mortgage-backed securities, known as "Interest Only" (or "IO") and "Principal Only" (or "PO") securities, which are based on government securities but "stripped" by third parties, are not government securities.

         The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association and other agencies and instrumentalities, the securities or guarantees of which are backed by the full faith and credit of the United States. The Portfolios may also purchase securities issued by the United States Postal Service and other agencies and instrumentalities that have the right to borrow from the United States Treasury to meet their obligations. The Portfolios may also purchase securities issued or guaranteed by U.S. government agencies and instrumentalities, including the Federal Farm Credit Banks, the Federal Home Loan Bank, the Financing Corporation ("FICO"), the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Resolution Funding Corporation ("Refcorp"), the obligations of which are backed only by the credit of the issuing agency.

Obligations of Supranational Agencies

         The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely for funds on participating countries, often including the United States. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed on page _____ with respect to foreign securities.

Corporate Bonds, Notes and Commercial Paper

         The Portfolios may invest in straight and convertible corporate bonds, notes and commercial paper, including inflation-protected securities. The value of the Portfolios' investment in corporate bonds and notes will change in response to changes in interest rates and the relative financial strength of each issuer. In general, lower-rated bonds, notes and commercial paper tend to have higher yields but are subject to greater market fluctuations and risk of loss than higher-rated bonds, notes and commercial paper of similar maturity.

Loan Participations

         The Portfolios may also invest in participating interests ("participations") in obligations, including variable-rate tax-exempt obligations, mortgages and other loans, held by financial institutions. A participation provides the Portfolio with a specified-percentage undivided interest in the underlying obligation. The Portfolio may have the right to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice. The obligation may also be backed by a letter of credit or guarantee of the institution. The Portfolio participates on the same basis as the institution in the obligation, except that the institution may retain a service fee out of the interest paid on the obligation. Loan participations are considered illiquid securities.

Mortgage-Related Securities

         Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.

         One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

         The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

         The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

         Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

         Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

         In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO". The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

         Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

         A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

         A Portfolio's investments in mortgage derivative securities also subjects the Portfolio to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower-than-expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


Asset-Backed Securities

         Asset-backed securities are debt instruments that are backed by pools of loans, leases, accounts receivable or other debt obligations of consumers or commercial entities. Examples of collateral include consumer loans to purchase automobiles, credit card balances due, and loans to purchase manufactured housing. The cash flow that is generated by payments on these instruments is used to pay interest and principal to the asset-backed noteholders, as well as any fees for the servicing and administration of the assets, and in some circumstances, may be used to purchase additional collateral. Asset-backed securities may also be credit enhanced by one or more methods. These include overcollateralization, subordination, reserve accounts, issuer guarantees and insurance provided by third party bond insurance companies. Issuer guarantees and bond insurance may cover part or all of the principal and/or interest owed to noteholders.

         In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities

         Municipal Securities are debt obligations issued by or on behalf of states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the municipal Portfolios' assets that are invested in Municipal Securities.

         Municipal Securities include "private activity bonds," such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. See "Dividends, Distributions and Taxes" on pages
_____.

         The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal of and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain non-appropriation clauses that provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Guaranteed Investment Contracts and Bank Investment Contracts

         The Portfolios may purchase guaranteed investment contracts ("GICs") and bank investment contracts ("BICs"). A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal, and a BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. GICs and BICs are considered illiquid securities.

Variable and Floating Rate Securities and Inflation-Protected Securities

         Each Portfolio may purchase variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates.

         Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Portfolio, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Portfolio is entitled to demand repayment of principal.

         The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total return basis. In addition, these securities may have limited liquidity in the secondary market.

Private Placements

         The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

Illiquid Securities

         Within the limits set forth in "Investment Objectives and Policies" (pages ____-____), the Portfolios may invest in illiquid securities--securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and, with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. The factors to be considered in the case of the analysis of unrated municipal lease obligations will include an analysis of credit factors. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, bank investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.

Preferred Stock

         The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be more subject to fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities


         While the Fixed-Income Portfolios generally invest in domestic securities, each may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the advisor to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Foreign securities may be denominated in U.S. dollars or foreign currency. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities.
These risks include currency risks and other risks described on page ____.


Warrants

         The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Equity Securities

         The equity securities in which the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts
(GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances--e.g., when a direct investment in securities in a particular country cannot be made--the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested.


Special Investment Techniques

         In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. These techniques may be used to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets. They may include the use of exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions

         A Portfolio may enter into foreign currency exchange contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or through entering into forward contracts, which obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

         The Portfolios will generally enter into forward contracts under two circumstances. First, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price in dollars of the security. Second, when the Manager believes that the currency of a particular foreign country may experience an adverse movement against another currency, a Portfolio may enter into a forward contract to sell an amount of the foreign currency (or another currency that acts as a proxy for that currency) approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.



Futures Contracts and Options

         The Portfolios may enter into financial futures contracts, including bond, bond index, Eurodeposit, stock index or currency futures contracts and options thereon. In addition, the Portfolios may each purchase and write (i.e., sell) put and call options on securities, on securities indexes based on securities in which the Portfolio may invest, on foreign currencies traded on U.S. or foreign exchanges or over-the-counter and on futures contracts. The securities for which a Portfolio writes put or call options will be Portfolio securities, and the Portfolios will write only covered options.

         The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

         In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from the Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

         Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns, and attempts to use such investments for hedging or other purposes may not be successful. Successful futures and options strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Swaps and Hybrid Investments

         As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high risk derivative) that have the characteristics of futures, options, currencies and securities. Such instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index; or debt instruments with interest or principal payments determined by reference to the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the differences between the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the rate of change of the value of commodities, currencies, fixed-income instruments, financial indexes, or other financial or economic indicators, data or events. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in the market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Swap agreements entail the risk that a party will default on its payment obligations thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

         A Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolios expect to enter into these transactions to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, or to protect against any increase in the price of securities that the Portfolios anticipate purchasing at a later date.

         Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments.

Repurchase Agreements

         In a repurchase transaction, a Portfolio purchases a security from a bank or a securities dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price and an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities. The Board of Directors has established guidelines to be used by the Manager in repurchase transactions and regularly monitors the Portfolios' use of repurchase agreements.

Reverse Repurchase Agreements

         The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Lending Portfolio Securities

         Each Portfolio may, from time to time, lend portfolio securities having, in the case of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios), a market value of no more than 30% of its total assets and, in the case of the Bernstein International Value Portfolios, Bernstein Emerging Markets Value Portfolio and the Short Duration Municipal Portfolios, having a market value of no more than one-third of its total assets, to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of fees charged in connection with the loan and, when cash collateral is given to secure the loan, income from investment of the cash collateral in overnight time deposits and repurchase agreements. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Manager carefully evaluates the creditworthiness of any potential borrower of securities. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.


When-Issued and Delayed-Delivery Transactions

         The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed-delivery transaction, a Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain liquid assets in segregated accounts having a value equal to or greater than each Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by each Portfolio on a delayed-delivery basis.

         Further information about the Portfolios' use of Special Investment Techniques and their associated risks is contained in the SAI.

Future Developments

         The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

------------------------------------------------------------------------------------------------------------------------------------

NAME AND                          POSITION(S) WITH THE      PRINCIPAL OCCUPATION
ADDRESS                           FUND                      DURING PAST FIVE YEARS

------------------------------------------------------------------------------------------------------------------------------------
Roger Hertog*                     President,                President, Chief Operating Officer and
767 Fifth Avenue                  Treasurer,                Director-Bernstein
New York, NY 10153                Director

------------------------------------------------------------------------------------------------------------------------------------

Andrew S. Adelson*                Senior Vice President     Senior Vice President, Chief Investment Officer- International
767 Fifth Avenue                  Director                  Equities and Director-Bernstein
New York, NY 10153

------------------------------------------------------------------------------------------------------------------------------------

Arthur Aeder                      Director                  1987-Present: Consultant;
516 Fifth Avenue                                            Formerly Senior Partner of Oppenheim, Appel, Dixon & Co.
New York, NY 10036                                          (subsequently Spicer & Oppenheim) Certified Public
                                                            Accountants, and Chairman of Spicer & Oppenheim International

------------------------------------------------------------------------------------------------------------------------------------

Peter L. Bernstein**              Director                  President and Chief Executive Officer of Peter L. Bernstein, Inc.,
575 Madison Avenue                                          Economic Consultants
Suite 1006
New York, NY 10022

------------------------------------------------------------------------------------------------------------------------------------

William Kristol                   Director                  6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street, N.W.                                      7/95 - Present:  Consultant, ABC News
5th Floor                                                   11/93-5/95: Chairman, Project for the Republican Future
Washington, D.C. 20036                                      1/93-11/93: Director, The Bradley Project on the 90s


------------------------------------------------------------------------------------------------------------------------------------

Theodore Levitt                   Director                  Professor Emeritus of Business Administration,
Harvard Business School                                     Harvard University
Cumnock 300                                                 1985-1989: Editor, Harvard Business Review
Boston, MA 02163

------------------------------------------------------------------------------------------------------------------------------------

Francis H. Trainer, Jr.           Senior Vice President     Senior Vice President, Chief Investment Officer-Fixed Income
767 Fifth Avenue                                            and Director-Bernstein
New York, NY 10153

------------------------------------------------------------------------------------------------------------------------------------

Jean Margo Reid                   Secretary                 1999: Senior Vice President, General Counsel and Director -
767 Fifth Avenue                                            Bernstein
New York, NY 10153                                          1997-1998: Vice President and General Counsel - Bernstein
                                                            Previously: Vice President and Associate General
                                                            Counsel - Bernstein

------------------------------------------------------------------------------------------------------------------------------------

*   An "interested person" of the Fund, as defined in the 1940 Act.
**  Not related to any person formerly or currently associated with Bernstein.

Management Of the Portfolios

Directors and Officers

         The Board of Directors of the Fund is responsible for the overall supervision of the management of the Fund. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Officers of the Fund conduct and supervise the daily operations of the Portfolios.

         The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

The Manager


         Bernstein is a corporation, organized under the laws of the State of New York on January 20, 1969, which succeeded to the business of Sanford C. Bernstein & Co., a partnership, on February 1, 1969. Bernstein is a registered investment advisor that manages some $72.2 billion, as of September 30, 1998, for individuals, endowments, trusts and estates, charitable foundations, partnerships, corporations, the Portfolios of the Fund and tax-exempt funds such as pension and profit-sharing plans. Of that amount, some $18.8 billion was invested in fixed-income securities and $53.4 billion in equities as of September 30, 1998. Pursuant to contracts with the Fund, Bernstein provides the following types of services: Investment Management, Shareholder Servicing and Administration and Distribution. Bernstein is wholly-owned by Sanford C. Bernstein Inc., a closely held Delaware corporation.


Investment Management

         Bernstein has entered into Investment Management Agreements (the "Management Agreements") with the Fund, on behalf of the Portfolios, under which the Manager, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Portfolios, manages each Portfolio's assets. Investment Policy Groups created by the Manager and comprised of the Manager's employees make all investment decisions for the Portfolios, and no one person is primarily responsible for making recommendations to these groups.

         Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets. The fees are computed daily and payable monthly.

         The fee paid by the Bernstein International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of 0.90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. Effective on the date of the Portfolio Division, the fee paid by the Bernstein International Value Portfolio will be at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $1 billion. The fee paid by the Bernstein International Value Portfolio II is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $1 billion. Because the investment programs of international asset management are costly to implement and maintain, the fees of the Bernstein International Value Portfolios are higher than that paid by most investment companies that invest in U.S. equity securities. The fee is computed daily and payable monthly.

         The fee paid by the Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets. Portfolio transaction fees on purchases and redemptions are not operating expenses; no portion of these portfolio transaction fees will be assumed by Bernstein. Because the investment programs of emerging markets asset management are costly to implement and maintain, this fee is higher than that paid by most investment companies that invest in U.S. equity securities. The fee is computed daily and payable monthly.

Shareholder Servicing and Administration


         Bernstein has also entered into Shareholder Servicing and Administrative Agreements with the Fund on behalf of the Portfolios. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each Fixed-Income Portfolio for these services is at an annual rate of 0.10% of that Portfolio's average daily net assets, and the fees paid by the International Value Portfolios and the Emerging Markets Value Portfolio are at an annual rate of 0.25% of each Portfolio's average daily net assets.

         Each Portfolio is responsible for the payment of all of its expenses other than those expressly stated to be payable by Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements.

Distribution

         Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements with the Fund.


Year 2000 Risks

         Like other mutual funds and financial and business operations around the world, the Fund could be adversely affected if the computer software, and to a lesser extent, hardware used by the Manager and other service providers are not able to process and calculate date-related information and data before, during, and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Manager is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer software and hardware that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, companies or governmental entities in which the Fund Portfolios invest could be affected by the Year 2000 Issue, but at this time the Fund cannot predict the degree of impact. To the extent the impact on a Portfolio holding is negative, a Portfolio's returns could be adversely affected.


Purchase of Shares

         Shares of the Portfolios are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form. If an order is placed at or prior to the close of regular trading of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) on any business day, the purchase of shares is executed at the offering price determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day. The Emerging Markets Value Portfolio assesses a portfolio transaction fee of 2% of the amount invested. See "Fee Table" on page _____ for additional information.


         The Fund, on behalf of any Fixed-Income Portfolio may, at its own option, accept securities in payment for shares. The securities delivered in are valued by the method described herein under "Net Asset Value" (page _____) as of the day the Portfolio receives the securities, including such certificates and any other documentation necessary for the Custodian to transfer the securities to the Portfolio's account. This is a taxable transaction to the shareholder. Securities may be accepted in payment for a Portfolio's shares only if they are, in the judgment of the Manager, appropriate investments for that Portfolio. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for the shares of any Portfolio. The Fund on behalf of the Bernstein International Value Portfolio II may accept securities in payment for shares in connection with the Portfolio Division in accordance with the terms of an order issued by the SEC with respect to the Portfolio Division.


         If shares of the Fund are purchased through broker-dealers, banks and other financial institutions, these entities may impose service fees and conditions on the shareholders that may be different from those described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Fund's net asset value computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

         In order to purchase shares, an investor must fill out an application form. All purchases are confirmed to the investor in writing. If no indication is made on the application form, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

         Shareholders are sent a confirmation of all purchases. The Fund reserves the right to reject any purchase order. The Fund may at any time stop selling shares of any of the Portfolios. Except as otherwise provided, the minimum initial investment in any Portfolio is $25,000 and the minimum subsequent investment in the same Portfolio is $5,000. The minimum initial investment in any Portfolio for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts is $20,000 and the minimum subsequent investment in the same Portfolio is $5,000. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is also $5,000.

         There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio. Share certificates are issued only upon written request, but no certificates are issued for fractional shares. The minimum initial investment in any Portfolio for employees of Bernstein and their immediate families is $5,000; Bernstein does not charge an account maintenance fee on these accounts.

         Bernstein effects a purchase order on behalf of a client who has an investment advisory account with Bernstein upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth above).

         Bernstein may advise some of the clients of its asset-management services to invest a certain percentage of their assets in one or more of the Portfolios. If such a client wishes to invest such assets in one or more of the Portfolios of the Fund, the client may, on receiving this Prospectus, instruct Bernstein to maintain a percentage of the client's account assets invested in one or more of the Portfolios or to vary the percentage based on Bernstein's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. As the asset values of the client's various investments fluctuate, in order to maintain approximately the same percentage(s) or to vary the percentage(s) of the account assets invested in the Portfolio(s) or for tax considerations, Bernstein may, from time to time, without additional instructions from the client, purchase or redeem shares of any Portfolio in which such a client had elected to invest. With respect to purchases or sales of shares effected by Bernstein pursuant to the foregoing: (i) initial purchases of shares of the Portfolios (other than the Bernstein Emerging Markets Value Portfolio) will be subject to the initial minimum investment requirements, but the subsequent minimum investment requirements may be waived; (ii) initial purchases of shares of the Bernstein Emerging Markets Value Portfolio will be subject to a minimum investment requirement of $10,000, but subsequent minimum investment requirements may be waived; and (iii) any purchases and sales of shares of the Bernstein Emerging Markets Value Portfolio will incur the portfolio transaction fees on purchases and redemptions described in the Fee Table on page ___. The Manager may, in its discretion, waive initial and subsequent minimum investment requirements for any participant-directed defined contribution plan. In January and June of each year, Bernstein will automatically, without regard to the minimum investment requirement, invest the cash balances held in any Bernstein account that is otherwise invested solely in a single Fund Portfolio in that Portfolio.

         Purchase orders must be submitted to Bernstein together with payment for the purchase price of the shares ordered and, in the case of a new account, a completed application form. Payment may be made by check or wire transfer. Checks should be made payable to the particular Portfolio. Checks from persons who are not advisory clients of Bernstein must be bank or certified checks. Bernstein, at its option, may accept a check that is not a bank or certified check. There are restrictions on the redemption of shares purchased by check for which the funds are being collected. See "Redemption of Shares" on this page.


         Shares of the Fund will not be offered in any state where the Fund or a Portfolio of the Fund has not made a notice filing required by state law.


Exchanges of Shares

         Shares of each Portfolio may be exchanged for shares of each of the other Portfolios of the Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. On any exchanges of other Fund shares for shares of the Bernstein Emerging Markets Value Portfolio, shareholders will be charged the portfolio transaction fee of 2% of the dollar amount exchanged; on any exchanges of shares of the Bernstein Emerging Markets Value Portfolio for other Fund shares, shareholders will be charged the 2% redemption fee. See "Fee Table" on page _____ for additional information. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such broker-dealers, banks and other financial institutions. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made, and the Fund, on behalf of such Portfolio, at its sole discretion, may reject any exchange for its shares. The exchange privilege is available only in states where the exchange may legally be made. The Fund plans to maintain this exchange privilege. However, in the event of a change in this policy, the Fund will provide 90-day notice to shareholders. For federal income tax purposes, any such exchange constitutes a taxable transaction for shareholders subject to taxation upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" on pages ____-____.

Redemption of Shares

General

         Redemption orders received by Bernstein are effected at the net asset value next determined after receipt of the order in proper form. If a redemption order is placed at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day, the redemption of shares is executed at the offering price determined as of the close of trading that day. If the redemption order is placed after the close of regular trading, it will be effected on the next business day. Any capital gain or loss realized by a shareholder upon any redemption of Portfolio shares must be recognized for federal income tax purposes by shareholders subject to such taxes. See "Dividends, Distributions and Taxes." There is a redemption fee of 2% of the amount redeemed for the Emerging Markets Value Portfolio. See "Fee Table" on page _____ for additional information.

         Shareholders may redeem their shares by sending to Bernstein a written request, accompanied by duly endorsed share certificates, if issued. Orders for redemption through certain banks, broker-dealers or financial institutions with whom the Fund has arrangements are considered received when the bank, broker-dealer or other financial institution receives a written request, accompanied by duly endorsed share certificates, if issued. The order will be priced at the Fund's net asset value computed after acceptance by these entities. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund. In this case, all share certificates and all written requests for redemption must be endorsed by the shareholder(s) with signature(s) guaranteed by an eligible guarantor institution that meets the Fund's standards for the acceptance of guarantees (such an institution may be a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). Guarantees must be signed by an authorized signatory of the eligible guarantor institution, and "Signature Guaranteed" should appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not accepted. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. Where the shareholder is an advisory client of Bernstein, proceeds are retained in the client's account with Bernstein unless other prior instructions are on file. With respect to redemption orders received through other dealers, proceeds are sent to the customer's account with the dealer unless prior instructions are on file. Proceeds of all other redemptions are sent to the shareholder's address by check unless prior instructions are on file. No interest will accumulate on amounts represented by uncashed distribution or redemption checks. The cost of wire transfers will be borne by the shareholder.

Systematic Withdrawal Plan


         A shareholder may set up a plan for redemptions to be made automatically at regular monthly intervals with payments sent directly to the shareholder or to persons designated by the shareholder. The use of this service will be at the Fund's discretion and, in general, a shareholder must own shares worth $25,000 or more, and he or she must own them as book-entry shares. For further information, call Bernstein at (212) 756-4097.


Additional Redemption Information


         Payment is made by check within seven days after receipt by the shareholder-servicing agent of share certificates (if issued) and a redemption request in proper form. The Fund may suspend redemptions or postpone the day of payment in accordance with the 1940 Act, as amended from time to time, and the rules and releases thereunder issued from time to time by the SEC. As permitted under the 1940 Act, the Fund, on behalf of any Portfolio, may suspend the right of redemption or postpone the day of payment for more than seven days (i) for any periods during which the Exchange is closed (other than for customary weekend or holiday closings); (ii) for any periods when trading in the markets that the Portfolio normally uses is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (iii) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the condition described in (ii) exists.


         In addition, if the shares being redeemed were purchased by check, payment may be delayed for up to 15 days in order to verify that the purchase check has been honored. Any such delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

         Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem without shareholder consent, on at least 60 days' written notice, the account of any shareholder of any Portfolio whose account has a net asset value of less than $1,000 due to redemptions determined as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to $1,000 during such 60-day period.

Portfolio Transactions and Brokerage

         The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, the securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis (as securities in which the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio invest are generally traded), with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Portfolio transactions that are effected on a transaction-charge basis may be effected through Bernstein, acting as agent and not as principal, provided, among other things, that any transaction charges, fees or other remuneration received by Bernstein are reasonable and fair compared to the transaction charges, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In some cases, a Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions when a Portfolio engages in purchase or sale transactions with another mutual fund.


         Although the objectives of the other accounts to which the Manager provides investment advice may differ from those of each of the Portfolios, it is possible that, at times, identical securities are acceptable for one or more of the Portfolios and one or more of such accounts. If the purchase or sale of securities is consistent with the investment policies of one or more of the Portfolios and one or more of the accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts and the Portfolios in a manner deemed equitable by the Manager. Where securities are allocated among Fund Portfolios and private accounts, the Manager may use the average price at which the securities were purchased or sold.


         None of the Fixed-Income Portfolios anticipates a portfolio turnover rate in excess of 300%. Each of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio anticipates a portfolio turnover rate of less than 100%. A turnover rate of 100% would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A portfolio's turnover rate is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater transaction costs, which are borne directly by the Portfolio, and may also result in the realization of substantial net short-term capital gains, taxable at ordinary income tax rates to non-tax-exempt investors.


Net Asset Value

         The net asset value of each Portfolio is computed as of the close of regular trading of the Exchange (normally 4:00 p.m. New York time). Purchase and redemption orders are accepted by the Fund on each business day, with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Portfolio is the net worth of the Portfolio (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The value of each security for which readily available market quotations exist is based on the most recent sale, the most recent available bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later; corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, the Portfolios are not subject to federal income taxes on net income and capital gains, if any, realized during any fiscal year and distributed to shareholders. All taxable dividends out of net investment income, together with distributions of net short-term capital gains and certain foreign currency gains, are taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. Dividends derived from the interest earned on municipal securities constitute "tax-exempt interest dividends" and are not subject to federal income taxes, provided that the relevant Portfolio meets the requirements of Section 852(b)(5) of the Code. In general, the dividends of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio will not qualify for the dividends-received deduction for corporations since they are not derived from dividends paid by U.S. corporations. Any net long-term capital gains distributed to shareholders are taxable as such to the shareholders who are subject to federal income taxes, whether or not reinvested, and regardless of the length of time shareholders have owned their shares. Share purchases made shortly before a dividend of the Bernstein International Value Portfolios or the Bernstein Emerging Markets Value

Portfolio or a capital gains distribution of any of the Portfolios include in the purchase price the amount of the distribution; on the record date for the distribution, the Portfolio's share value drops by the amount of the distribution.


         The Fixed-Income Portfolios intend to declare dividends daily and to pay them monthly. Each of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio intends to declare and pay dividends at least annually, generally in December. Capital-gains distributions are made at least annually, generally in December. Dividends and distributions are generally taxable to shareholders in the year in which received, except that dividends declared in October, November and December and paid prior to February 1 of the following year are taxable to shareholders in the year in which declared. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five business days prior to the record date to receive such distributions in cash.

         A shareholder's gain or loss upon the redemption, repurchase or exchange of his or her shares in a portfolio is generally capital gain or loss and is a long-term capital gain or loss if the shares were held for more than 12 months. Any loss realized on a redemption, repurchase or exchange is disallowed to the extent that the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. However, any loss incurred by shareholders who held their shares for six months or less is treated as long-term capital loss to the extent of any dividends that are treated as long-term capital gains by such shareholders. In addition, such a loss is disallowed to the extent of any tax-exempt interest dividends received by the shareholders.


         It is anticipated that the dividends of the New York Municipal Portfolios, the California Municipal Portfolios and the Diversified Municipal Portfolios will be generally exempt from federal income taxes. It should be noted, however, that under the Code, interest on certain "private activity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax. The Portfolios anticipate that a portion of their investments may be made in "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Portfolios would be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax. It is intended that within 60 days after the end of each year, each Portfolio will mail information to shareholders on the tax status of dividends and distributions, except that such mailing will be made within 45 days for the Bernstein Government Short Duration Portfolio. If any dividends are not exempt from federal income taxes, the annual tax information will indicate the percentages of tax-exempt and taxable income.

         It is anticipated that each of the New York Municipal Portfolios will provide income that is generally tax-free for federal and New York State and local individual income tax purposes to the extent that the income is derived from New York State Municipal Securities or securities issued by possessions of the United States, and that each of the California Municipal Portfolios will provide income that is generally tax-free for federal and California personal income taxes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of the income of the other Portfolios may be exempt from state and local income taxes in certain states to the extent of the Portfolio's income derived from securities on which the interest is exempt from income taxes in that state.


         Dividends and interest received by the Fixed-Income Portfolios that invest in foreign securities, the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may be subject to foreign tax and withholding. In addition, some emerging-market countries may impose taxes on capital gains earned by a Portfolio in that country. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by a Portfolio.

         With respect to the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio, if any such Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stocks or securities of foreign corporations, the Portfolio may elect for United States income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. Such Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If the election is made, shareholders of such Portfolio would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a United States federal income tax deduction or as foreign tax credits against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to the Portfolio's shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit and the deduction for foreign taxes may be claimed.

         Capital gains on the securities of certain foreign corporations that are considered to be passive foreign investment companies under the Internal Revenue Code will be deemed to be ordinary income regardless of how long the Bernstein International Value Portfolios or the Bernstein Emerging Markets Value Portfolio holds such investments. In addition, such Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

         Statements as to the tax status of dividends and distributions to shareholders of each Portfolio are mailed annually. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes. See "Taxes" in the SAI.

Description of Shares

         The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000, as previously discussed in "Redemption of Shares" on pages_____.

         Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

         Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. The Directors have been elected at the initial meeting of the public shareholders of the Fund, except for Mr. Kristol and Mr. Adelson, who were elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

Performance

         Each of the Portfolios may, from time to time, advertise yield, average annual total return and unannualized average total return. In addition, the Bernstein New York Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein Government Short Duration Portfolio and the Short Duration Municipal Portfolios may advertise tax-equivalent yield. Yield is a measure of a Portfolio's income; it does not measure changes in the net asset value of the Portfolio's shares. Average annual total return reflects all elements of return, including income, expenses and changes in the value of the principal. Yield and average annual total return do not reflect any tax consequences to an investor. Tax-equivalent yield is the taxable yield that would be necessary to produce an equivalent yield after taxes to a hypothetical investor in the highest applicable tax bracket. Yield, tax-equivalent yield and average annual total return are based on historical results and are not intended to indicate future performance.

         The yield of a Portfolio is calculated by dividing the Portfolio's net investment income per share during a specified month by the maximum offering price per share on the last day of the month and annualizing it. Yield is calculated in accordance with accounting methods prescribed by the Commission. Because the yield accounting methods differ from the methods used for tax and financial accounting purposes, a Portfolio's yield may not be comparable to the dividends paid to a shareholder or the net investment income reported in the Portfolio's financial statements. The calculation of yield takes into account all fees and expenses. The calculation of tax-equivalent yield is based on yield and, for the New York Municipal Portfolios and the California Municipal Portfolios, assumes that the hypothetical investor is subject, respectively, to the highest bracket of New York State and City or California, as well as federal, taxes. The calculation of tax-equivalent yield for the Diversified Municipal Portfolios assumes that the hypothetical investor is subject to the highest bracket of only federal taxes. The calculation of tax-equivalent yield for the Bernstein Government Short Duration Portfolio assumes that the hypothetical investor is subject to a stated bracket of state and/or state and local taxes. The average annual total return of a Portfolio is computed by finding the average annual compounded rate of return since the commencement of the Portfolio's operations based on an initial investment of $1,000 as compared to the ending redeemable value, assuming that all dividends and distributions were reinvested. The calculation of average annual total return takes into account all fees and expenses. The unannualized average total return of a Portfolio for a period is calculated by dividing the value of an investment at the end of the period, assuming all dividends and distributions were reinvested, by the value of the investment at the beginning of the period. The Fund may use an independent service to calculate yield and/or performance data of any or all Portfolios at such times and to such extent as the Manager deems appropriate. For further information and a description of the method by which yield, tax-equivalent yield, average annual total return and unannualized average total return are calculated, see "Performance" in the SAI.

Reports to Shareholders

         The Fund sends the shareholders of each Portfolio annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants, whose report is included thereon. In addition, each shareholder having an account directly with the Fund is sent a statement confirming each transaction in the account.

Custodian and Transfer Agent

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund and in that capacity holds the cash and other assets for each Portfolio in the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Foreign securities and foreign currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent for the Portfolios and in that capacity maintains certain records pursuant to an agreement with the Fund.

Shareholder Inquiries


         All inquiries regarding each Portfolio should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. Questions concerning dividends or share ownership, transfer or redemption should be directed to Bernstein at the same address; at 1999 Avenue of the Stars, Los Angeles, California 90067; at 777 South Flagler Drive, West Palm Beach, Florida 33401; at 227 West Monroe Street, Chicago, Illinois 60606; at 300 Crescent Court, Suite 950, Dallas, Texas 75201; at 555 California Street, San Francisco, California 94104; at 800 Connecticut Avenue, N. W., Suite 1001, Washington, D.C. 20006; or at 1 North Lexington Avenue, White Plains, New York 10601.


Independent Accountants and Legal Counsel


         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants to audit the annual financial statements of each Portfolio of the Fund. PricewaterhouseCoopers LLP also has been the independent accountants of the investment performance statistics of certain of Bernstein's separately managed accounts since 1978.

         Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, has been selected as legal counsel to the Fund. Swidler Berlin Shereff Friedman, LLP and partners of that firm have been legal counsel to Bernstein since 1967, when Bernstein was organized.


                          T A B L E  O F  C O N T E N T S


                                                                                                                Page
FEE TABLE  ............................................................................................
FINANCIAL HIGHLIGHTS  .................................................................................
THE FUND  .............................................................................................
BERNSTEIN FIXED-INCOME PROCESS  .......................................................................
BERNSTEIN FIXED-INCOME PORTFOLIOS  ....................................................................
BERNSTEIN INTERNATIONAL VALUE AND EMERGING MARKETS VALUE PROCESS  .....................................
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS  .................................................
       Investment Objectives and Policies of the Fixed-Income Portfolios  .............................
       The Short-Term Taxable Portfolios
       o        Bernstein Government Short Duration Portfolio  ........................................
       o        Bernstein Short Duration Plus Portfolio  ..............................................
       The Intermediate Duration Taxable Portfolio
       o        Bernstein Intermediate Duration Portfolio  ............................................
       The Municipal Portfolios
       o        The Short Duration Municipal Portfolios  ..............................................
       o        The Intermediate Duration Municipal Portfolios  .......................................
       o        The New York Municipal Portfolios:
       o        Bernstein Short Duration New York Municipal Portfolio  ................................
       o        Bernstein New York Municipal Portfolio  ...............................................
       o        The California Municipal Portfolios:
       o        Bernstein Short Duration California Municipal Portfolio  ..............................
       o        Bernstein California Municipal Portfolio  .............................................
       o        The Diversified Municipal Portfolios:
       o        Bernstein Short Duration Diversified Municipal Portfolio  .............................
       o        Bernstein Diversified Municipal Portfolio  ............................................
Investment Objectives and Policies Of the International Value Portfolio, the International Value
Portfolio II And the Emerging Markets Value Portfolio  ................................................
INVESTMENTS
       Special Investment Techniques  .................................................................
MANAGEMENT OF THE PORTFOLIOS  .........................................................................
       Directors and Officers  ........................................................................
       The Manager  ...................................................................................
       Year 2000 Risks ................................................................................
       Purchase of Shares  ............................................................................
       Exchanges of Shares  ...........................................................................
       Redemption of Shares  ..........................................................................
       Portfolio Transactions and Brokerage  ..........................................................
       Net Asset Value  ...............................................................................
       Dividends, Distributions and Taxes  ............................................................
       Description of Shares  .........................................................................
       Performance  ...................................................................................
       Reports to Shareholders  .......................................................................
       Custodian and Transfer Agent  ..................................................................
       Shareholder Inquiries  .........................................................................
       Independent Accountants and Legal Counsel  .....................................................

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.
                                                Location in Fixed-Income
                                                 Institutional Services
Part A-2                                               Prospectus


         Item 1.  Cover Page....................Cover Page

         Item 2.  Synopsis......................Fee Table

         Item 3.  Condensed Financial
                  Information...................Financial Highlights

         Item 4.  General Description of
                  Registrant....................The Fund; Investment
                                                Objectives and
                                                Policies of the
                                                Portfolios;
                                                Investments; Special
                                                Investment
                                                Techniques

         Item 5.  Management of the Fund........Management of the
                                                Portfolios

         Item 5A. Management's Discussion
                  of Fund Performance...........Not Applicable

         Item 6.  Capital Stock and Other
                  Securities....................The Fund; Dividends,
                                                Distributions and
                                                Taxes; Description
                                                of Shares

         Item 7.  Purchase of Securities
                  Being Offered.................Participating in
                                                Your Plan

         Item 8.  Redemption or Repurchase......Participating in
                                                Your Plan

         Item 9.  Pending Legal Proceedings.....Not Applicable

                         SANFORD C. BERNSTEIN FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 756-4097

                   |X| BERNSTEIN SHORT DURATION PLUS PORTFOLIO

                  |X| BERNSTEIN INTERMEDIATE DURATION PORTFOLIO



                                   PROSPECTUS


                                February 1, 1999

         Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This type of company is commonly referred to as a mutual fund. The Fund is currently comprised of 12 series of shares, each representing a separate portfolio of securities and each having its own investment objectives. Sanford C. Bernstein & Co., Inc. ("Bernstein," or the "Manager") serves as Investment Manager to each series.

         IMPORTANT NOTE: This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only two of the Fund's Portfolios--the Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio. Prospectuses containing information on the 12 Fund Portfolios and on how to open a personal account are available for individual investors, and may be obtained by writing to the address or calling the telephone number listed above.


         The Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio (each a "Portfolio") aim to generate the highest total return consistent with safety of principal and the financial objectives of the Portfolios.


         This Prospectus sets forth information you ought to know before investing in any Portfolio. You should read it carefully and retain it for future reference. You can find more information about the Fund in the Statement of Additional Information (the "SAI") dated February 1, 1999, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. You may obtain a copy of the SAI without charge by calling or writing the Fund at the above telephone number or address.


                         BERNSTEIN PORTFOLIO OBJECTIVES


SHORT-DURATION PORTFOLIO: Bernstein Short Duration Plus: Page__
o Choose primarily from a broad universe of high-grade fixed-income instruments.


INTERMEDIATE-DURATION PORTFOLIO:  Bernstein Intermediate Duration: Page__
o Choose primarily from a broad universe of high-grade fixed-income instruments.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(All of the above must be on Cover Page.)

         The purpose of the fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Portfolios of the Fund covered by this Prospectus are no-load, have no redemption fees and have no charges for shareholders on monthly payment plans. "Other Expenses" for each Portfolio are based on amounts for the fiscal year ended September 30, 1998. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown. A more complete description of the various costs and expenses can be found under "Management of the Portfolios" on page ____. Shareholders of the Fund do not need to open a brokerage account with Bernstein; shareholders may elect to take delivery of the shares or to make alternate arrangements for custodying them. If a shareholder holds Fund shares in an account at Bernstein which has assets of less than $400,000, Bernstein (and not the Fund) will charge an annual maintenance fee of $100. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Bernstein does not charge this fee on accounts that are in a group of related accounts as defined by Bernstein with combined assets of $400,000 or more or accounts in discretionary relationships commenced after October 1, 1998. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

------------------------------------------------------------------------------------------------

FEE TABLE

------------------------------------------------------------------------------------------------

                                                            Bernstein            Bernstein
                                                         Short Duration        Intermediate
                                                              Plus               Duration
                                                            Portfolio            Portfolio

------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses

     Sales Load Imposed on Purchases                          None                 None
       (as a percentage of offering price)

     Sales Load Imposed on Reinvested Dividends               None                 None
       (as a percentage of offering price)

     Deferred Sales Load (as a percentage of original         None                 None
       purchase price or redemption proceeds)

     Redemption Fees                                          None                 None
       (as a percentage of amount redeemed)

     Exchange Fees                                            None                 None

------------------------------------------------------------------------------------------------

Annual Portfolio Operating Expenses
     (as a percentage of average net assets)

     Management Fees                                          0.50%                0.47%

     12b-1 Fees                                               None                 None

     Other Expenses
       Shareholder Servicing and Administrative Fees          0.10%                0.10%
       All Other Expenses                                     0.04%                0.03%

Total Portfolio Operating Expenses                            0.64%                0.60%

------------------------------------------------------------------------------------------------

Example
     A Portfolio would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                               1 Yr.                           $7                  $6
                               3 Yrs. (cum.)                  $20                 $19
                               5 Yrs. (cum.)                  $36                 $33
                               10 Yrs. (cum.)                 $80                 $75

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

Financial Highlights

         Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods indicated. The financial statements, which contain this information for each year in the five-year period ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP. The related financial statements and the report of independent accountants are incorporated by reference in the Fund's SAI. Additional performance information is contained in the Fund's annual report to shareholders dated September 30, 1998, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements incorporated by reference in the Fund's SAI.




                                                                     BERNSTEIN INTERMEDIATE DURATION PORTFOLIO
                                                         --------------------------------------------------------------------
                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                           9/30/98       9/30/97       9/30/96         9/30/95       9/30/94
-----------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                      $13.38       $13.08        $13.30          $12.54        $13.92

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                                     0.73          0.75          0.80            0.78          0.68
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies             0.37          0.35         (0.14)           0.77         (1.15)
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                           1.10          1.10          0.66            1.55         (0.47)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income              (0.80)        (0.80)        (0.80)          (0.76)        (0.70)
  Dividends from tax-exempt net investment income            0             0             0               0             0
  Distributions from net realized gains                     (0.17)         0            (0.08)           0            (0.08)
  Distributions in excess of net investment income
     due to timing differences                              (0.02)         0             0              (0.03)         0
  Distributions in excess of net realized gains
     due to timing differences                               0             0             0               0            (0.13)
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.99)        (0.80)        (0.88)          (0.79)        (0.91)

  Portfolio transaction fee                                  0             0             0               0             0

  Net asset value, end of period                            $13.49       $13.38        $13.08          $13.30        $12.54

  Total return                                               8.59%         8.66%         5.05%          12.82%        (3.54)%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)              $2,541,549    $2,058,220    $1,451,776      $1,142,768      $848,529
  Average net assets (000 omitted)                     $2,303,250    $1,745,554    $1,310,208        $957,247      $764,519
  Ratio of expenses to average net assets                    0.60%         0.62%         0.63%           0.64%         0.65%
  Ratio of net investment income to average net assets       5.41%         5.61%         5.99%           6.11%         5.14%
  Portfolio turnover rate                                  233.08%       238.04%       141.04%         212.40%       203.73%

                            FINANCIAL HIGHLIGHTS

Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods indicated. The financial statements, which contain this information for each year in the five-year period ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP. The related financial statements and the reports of independent accountants are incorporated by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1998, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements incorporated by reference in the Fund's SAI.




                                                                       BERNSTEIN INTERMEDIATE DURATION PORTFOLIO
                                                         ---------------------------------------------------------------------------
                                                         YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED       YEAR ENDED
                                                           9/30/93       9/30/92        9/30/91      9/30/90        9/30/89 (a)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                      $13.82       $13.19         $12.36       $12.82           $12.50

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                                     0.76          0.90           1.00         0.98             0.69
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies             0.68          0.79           0.85        (0.25)            0.32
-----------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                           1.44          1.69           1.85         0.73             1.01
-----------------------------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS:

  Dividends from taxable net investment income              (0.76)        (0.90)         (1.00)       (0.98)           (0.69)
  Dividends from tax-exempt net investment income            0             0              0            0                0
  Distributions from net realized gains                     (0.58)        (0.16)         (0.02)       (0.21)            0
  Distributions in excess of net investment income
     due to timing differences                               0             0              0            0                0
  Distributions in excess of net realized gains
     due to timing differences                               0             0              0            0                0
-----------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                       (1.34)        (1.06)         (1.02)       (1.19)           (0.69)

  Portfolio transaction fee                                  0             0              0            0                0

  Net asset value, end of period                           $13.92        $13.82         $13.19       $12.36           $12.82

  Total return                                              11.30%        13.32%         15.54%        5.90%            8.25%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)                  $693,772      $524,301      $375,345      $240,779         $183,480
  Average net assets (000 omitted)                         $595,273      $444,750      $304,034      $218,760         $135,549
  Ratio of expenses to average net assets                    0.66%         0.67%          0.68%        0.71%            0.83%*
  Ratio of net investment income to average net assets       5.59%         6.64%          7.80%        7.77%            7.74%*
  Portfolio turnover rate                                   60.77%       149.71%         81.04%      119.09%          121.11%



                                                                        BERNSTEIN SHORT DURATION PLUS PORTFOLIO
                                                           -----------------------------------------------------------------------
                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                             9/30/98       9/30/97       9/30/96       9/30/95        9/30/94
----------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period                        $12.53       $12.48        $12.49        $12.32         $12.89

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                                       0.65          0.67          0.69          0.70           0.55
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies               0.09          0.08         (0.01)         0.18          (0.40)
----------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                             0.74          0.75          0.68          0.88           0.15

----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income                (0.72)        (0.70)        (0.69)        (0.69)         (0.56)
  Dividends from tax-exempt net investment income              0             0             0             0              0
  Distributions from net realized gains                        0             0             0             0              0
  Distributions in excess of net investment income
     due to timing differences                                (0.02)         0             0            (0.02)          0
  Distributions in excess of net realized gains
     due to timing differences                                 0             0             0             0             (0.16)
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.74)        (0.70)        (0.69)        (0.71)         (0.72)

  Portfolio transaction fee                                    0             0             0             0              0

  Net asset value, end of period                             $12.53       $12.53        $12.48          $12.49        $12.32

  Total return                                                 6.10%         6.21%         5.54%         7.36%          1.14%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)                    $595,087      $612,744      $538,248      $534,462      $550,415
  Average net assets (000 omitted)                           $591,866      $583,003      $532,094      $536,042      $529,892
  Ratio of expenses to average net assets                      0.64%         0.65%         0.65%         0.65%          0.65%
  Ratio of net investment income to average net assets         5.24%         5.38%         5.47%         5.69%          4.30%
  Portfolio turnover rate                                     71.40%       118.58%       169.96%        61.03%        285.80%


                                                                        BERNSTEIN SHORT DURATION PLUS PORTFOLIO
                                                           --------------------------------------------------------------------
                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             9/30/93       9/30/92       9/30/91       9/30/90     9/30/89 (b)
-------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period                        $13.14       $12.84        $12.50        $12.62        $12.50

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                                       0.59          0.75          0.94          0.97          0.78
  Net realized and unrealized gain (loss) on
     investments, futures and foreign currencies               0.10          0.44          0.41         (0.01)         0.12
-------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                             0.69          1.19          1.35          0.96          0.90

-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

  Dividends from taxable net investment income                (0.59)        (0.75)        (0.94)        (0.97)        (0.78)
  Dividends from tax-exempt net investment income              0             0             0             0             0
  Distributions from net realized gains                       (0.35)        (0.14)        (0.07)        (0.11)         0
  Distributions in excess of net investment income
     due to timing differences                                 0             0             0             0             0
  Distributions in excess of net realized gains
     due to timing differences                                 0             0             0             0             0

-------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                         (0.94)        (0.89)        (1.01)        (1.08)        (0.78)

  Portfolio transaction fee                                    0             0             0             0             0


  Net asset value, end of period                             $12.89       $13.14        $12.84          $12.50        $12.62

  Total return                                                 5.49%         9.60%        11.26%         7.88%         7.41%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000 omitted)                    $508,959      $535,980      $435,334      $391,131      $335,310
  Average net assets (000 omitted)                           $535,889      $482,467      $405,457      $374,101      $263,899
  Ratio of expenses to average net assets                      0.66%         0.66%         0.67%         0.68%         0.75%*
  Ratio of net investment income to average net assets         4.52%         5.75%         7.42%         7.67%         7.91%*
  Portfolio turnover rate                                    112.87%       169.60%       140.03%       155.21%       132.82%


*    Annualized

(a)  Commenced operations January 17, 1989

(b)  Commenced operations December 12, 1988

The Fund

         The Fund was incorporated on May 4, 1988, under the laws of Maryland as an open-end management investment company. This Prospectus relates to two of the Fund's series of shares. Shares of each series represent an interest in a separate portfolio of securities. At September 30, 1998, the portfolios of the Fund (including the Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio) had net assets totaling $11.6 billion. Bernstein, with offices at 767 Fifth Avenue, New York, New York 10153; 1999 Avenue of the Stars, Los Angeles, California 90067; 777 South Flagler Drive, West Palm Beach, Florida 33401; 227 West Monroe Street, Chicago, Illinois 60606; 300 Crescent Court, Suite 950, Dallas, Texas 75201; and 555 California Street, Suite 4300, San Francisco, California 94104; 800 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20006; and 1 North Lexington Avenue, White Plains, New York 10601, serves as Investment Manager to each Portfolio. Each Portfolio has its own investment objectives.



Investment Objectives and Policies
Of the Portfolios

General Investment Policies

         Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Each Portfolio may invest in any of the securities detailed on pages ____-____. In addition, each Portfolio may use any of the special investment techniques, some of which are commonly called derivatives, described on pages ____-____ to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets or as an alternative to activities in the underlying cash markets. Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.


         Neither Portfolio will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's or P-1 by Moody's; or of securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality. In addition, neither of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; or below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal. Each Portfolio, at the time of purchase, may invest as much as 20% of its total assets in securities of foreign issuers, including Eurobonds, Yankees (other than Yankees included in the Lehman Brothers Aggregate Bond Index which are considered to be issued by domestic issuers for this purpose) and obligations of foreign banks, including foreign governments.


         Neither Portfolio will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 10% of the net assets of the Portfolio.

         In addition to these policies, which govern both Portfolios, each Portfolio has individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. While maturity is somewhat indicative of interest-rate risk, duration is a more accurate measure. The duration of a bond is defined to be the effect on price of a rise (or fall) of 1% in interest rates. The Bernstein Short Duration Plus Portfolio generally has a duration around 2.0 years and thus will lose about 2% in principal should interest rates rise 1%. The Bernstein Intermediate Duration Portfolio generally has a duration of about 5.0 years and would lose about 5% should interest rates rise 1%. In contrast, long-term bonds typically have durations of greater than 10 years and would thus lose more than 10% if interest rates were to rise 1%. The longer the bond's duration, whether it is a Treasury, corporate or municipal bond, the greater its vulnerability to these fluctuations.

         The actual duration of each Portfolio may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

         The maturity composition of each Portfolio may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

         Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Individual Portfolios' Policies

         The Bernstein Short Duration Plus Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. Because the Bernstein Short Duration Plus Portfolio is managed without regard to potential tax consequences, it may be particularly appropriate for investors, such as pension plans and IRAs, that are not subject to current income taxation, as well as individuals who reside in states with low or no state taxes or who reside in high-tax states that do not permit a pass-through to the individual shareholder of the tax-exempt character of this income.

         The Short Duration Plus Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, and its expected return is somewhat higher. Although the actual maturities of the securities in the Portfolio may vary widely, the effective duration of this Portfolio--which is expected to be one to three years under normal market conditions--is longer than the effective duration of money markets. The average dollar-weighted maturity of the Portfolio may range from one to 25 years while maintaining the required duration. Since the effective duration of this Portfolio is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund that seeks to maintain a stable net asset value. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.

         The Bernstein Intermediate Duration Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected return consistent with a prudent level of risk. While the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of three to six years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from two to 25 years while maintaining the required duration. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated

AA or higher by Standard & Poor's or Aa or higher by Moody's, or of securities that are not rated but that are determined by the Manager to be of comparable quality.

         Because the Bernstein Intermediate Duration Portfolio is managed without regard to potential tax consequences to the shareholder, it may be particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Investments

         The Portfolios will primarily be invested in debt securities, including, subject to each Portfolio's general investment policies described on pages _____-_____, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes, including securities of foreign and U.S. issuers payable in U.S. dollars and issued outside the U.S. ("Eurobonds") or securities of foreign issuers payable in U.S. dollars issued inside the U.S. ("Yankees"); (iv) loan participations; (v) commercial paper;
(vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks (including U.S. branches of such banks); (vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and
(xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each Portfolio emphasizes each category of investment described depends upon the investment objectives and restrictions of that Portfolio.

Obligations Of the U.S. Government and
Its Agencies and Instrumentalities

         The types of U.S. government and agency securities in which the Portfolios may invest include bills, notes and bonds, including inflation-protected securities, issued by the U.S. Treasury, as well as securities issued by other U.S. government agencies and instrumentalities, including bills, notes, bonds, mortgage-backed securities and other fixed-income securities. However, certain types of mortgage-backed securities, known as "Interest Only" (or "IO") and "Principal Only" (or "PO") securities, which are based on government securities but "stripped" by third parties, are not government securities.

         The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association and other agencies and instrumentalities, the securities or guarantees of which are backed by the full faith and credit of the United States. The Portfolios may also purchase securities issued by the United States Postal Service and other agencies and instrumentalities that have the right to borrow from the United States Treasury to meet their obligations. The Portfolios may also purchase securities issued or guaranteed by U.S. government agencies and instrumentalities, including the Federal Farm Credit Banks, the Federal Home Loan Bank, the Financing Corporation ("FICO"), the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Resolution Funding Corporation ("Refcorp"), the obligations of which are backed only by the credit of the issuing agency.

Obligations of Supranational Agencies

         The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely for funds on participating countries, often including the United States. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed on page _____ with respect to foreign securities.

Corporate Bonds, Notes and Commercial Paper

         The Portfolios may invest in straight and convertible corporate bonds, notes and commercial paper, including inflation-protected securities. The value of the Portfolios' investment in corporate bonds and notes will change in response to changes in interest rates and the relative financial strength of each issuer. In general, lower-rated bonds, notes and commercial paper tend to have higher yields but are subject to greater market fluctuations and risk of loss than higher-rated bonds, notes and commercial paper of similar maturity.

Loan Participations

         The Portfolios may also invest in participating interests ("participations") in obligations, including variable-rate tax-exempt obligations, mortgages and other loans, held by financial institutions. A participation provides the Portfolio with a specified-percentage undivided interest in the underlying obligation. The Portfolio may have the right to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice. The obligation may also be backed by a letter of credit or guarantee of the institution. The Portfolio participates on the same basis as the institution in the obligation, except that the institution may retain a service fee out of the interest paid on the obligation. Loan participations are considered illiquid securities.

Mortgage-Related Securities

         Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.

         One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

         The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

         The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

         Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

         Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

         In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO". The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

         Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

         A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

         A Portfolio's investments in mortgage derivative securities also subjects the Portfolio to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower-than-expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Asset-Backed Securities

         Asset-backed securities are debt instruments that are backed by pools of loans, leases, accounts receivable or other debt obligations of consumers or commercial entities. Examples of collateral include consumer loans to purchase automobiles, credit card balances due, and loans to purchase manufactured housing. The cash flow that is generated by payments on these instruments is used to pay interest and principal to the asset-backed noteholders, as well as any fees for the servicing and administration of the assets, and in some circumstances, may be used to purchase additional collateral. Asset-backed securities may also be credit enhanced by one or more methods. These include overcollateralization, subordination, reserve accounts, issuer guarantees and insurance provided by third-party bond insurance companies. Issuer guarantees and bond insurance may cover part or all of the principal and/or interest owed to noteholders.

         In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.


Municipal Securities

         Municipal Securities are debt obligations issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. The Fund may also invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax. Municipal Securities include "private activity bonds," such as industrial revenue bonds.

         The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal of and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain non-appropriation clauses that provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Guaranteed Investment Contracts and Bank Investment Contracts

         The Portfolios may purchase guaranteed investment contracts ("GICs") and bank investment contracts ("BICs"). A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal, and a BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. GICs and BICs are considered illiquid securities.

Variable and Floating Rate Securities and Inflation-Protected Securities

         Each Portfolio may purchase variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates.

         Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Portfolio, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Portfolio is entitled to demand repayment of principal.

         The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Private Placements

         The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

Illiquid Securities

         Within the limits set forth in "Investment Objectives and Policies" (pages ____-____), the Portfolios may invest in illiquid securities--securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and, with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. The factors to be considered in the case of the analysis of unrated municipal lease obligations will include an analysis of credit factors. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, bank investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.

Preferred Stock

         The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be more subject to fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities


         While the Portfolios generally invest in domestic securities, each may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the advisor to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Foreign securities may be denominated in U.S. dollars or foreign currency. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described below.

         Market risk: The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios. Moreover, some emerging-market securities and developed-market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolios do not calculate a net asset value. As a result, the Portfolios' net asset value may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in emerging markets can be more difficult.


         Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign securities for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign securities for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect a Portfolio.


         Other risks: Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

         In addition to the foregoing, other risks and considerations of investing in companies in emerging markets include:

         Social, political and economic instability: Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

         Certain emerging-market countries have histories of instability and upheaval with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions--for example, nationalizing a company or industry, expropriating assets or imposing punitive taxes--could have a severe effect on security prices and impair a Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability could disrupt the financial markets in which a Portfolio invests and adversely affect the value of a Portfolio's assets.

         Additional risks: Additional risks and considerations of investing in emerging-market countries include overburdened infrastructure, obsolete financial systems and security settlement and clearance procedures that may result in delays and which may not fully protect a Portfolio against loss or theft of its assets; national policies which may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.


Warrants

         The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Special Investment Techniques

         In seeking to achieve its investment objectives, each Portfolio may employ the following special investment techniques, among others. These techniques may be used to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets. They may include the use of exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions

         A Portfolio may enter into foreign currency exchange contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or through entering into forward contracts, which obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

         The Portfolios will generally enter into forward contracts under two circumstances. First, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price in dollars of the security. Second, when the Manager believes that the currency of a particular foreign country may experience an adverse movement against another currency, a Portfolio may enter into a forward contract to sell an amount of the foreign currency (or another currency that acts as a proxy for that currency) approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

Futures Contracts and Options

         The Portfolios may enter into financial futures contracts, including bond, bond index, Eurodeposit, stock index or currency futures contracts and options thereon. In addition, the Portfolios may each purchase and write (i.e., sell) put and call options on securities, on securities indexes based on securities in which the Portfolio may invest, on foreign currencies traded on U.S. or foreign exchanges or over-the-counter and on futures contracts. The securities for which a Portfolio writes put or call options will be Portfolio securities, and the Portfolios will write only covered options.

         The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

         In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from the Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

         Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns, and attempts to use such investments for hedging or other purposes may not be successful. Successful futures and options strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Swaps and Hybrid Investments

         As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. Such instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index; or debt instruments with interest or principal payments determined by reference to the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the differences between the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the rate of change of the value of commodities, currencies, fixed-income instruments, financial indexes, or other financial or economic indicators, data or events. Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in the market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Swap agreements entail the risk that a party will default on its payment obligations thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

         A Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolios expect to enter into these transactions to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, or to protect against any increase in the price of securities that the Portfolios anticipate purchasing at a later date.

         Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments.

Repurchase Agreements

         In a repurchase transaction, a Portfolio purchases a security from a bank or a securities dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price and an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities. The Board of Directors has established guidelines to be used by the Manager in repurchase transactions and regularly monitors the Portfolios' use of repurchase agreements.

Reverse Repurchase Agreements

         The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Lending Portfolio Securities


         Each Portfolio may, from time to time, lend portfolio securities having a market value of no more than 30% of its total assets to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of fees charged in connection with the loan and, when cash collateral is given to secure the loan, income from investment of the cash collateral in overnight time deposits and repurchase agreements. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Manager carefully evaluates the creditworthiness of any potential borrower of securities. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.


When-Issued and Delayed-Delivery Transactions

         The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed-delivery transaction, a Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain liquid assets in segregated accounts having a value equal to or greater than each Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by each Portfolio on a delayed-delivery basis.

         Further information about the Portfolios' use of Special Investment Techniques and their associated risks is contained in the SAI.

Future Developments

         The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Management Of the Portfolios

Directors and Officers

         The Board of Directors of the Fund is responsible for the overall supervision of the management of the Fund. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Officers of the Fund conduct and supervise the daily operations of the Portfolios.

         The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.


NAME AND                          POSITION(S) WITH THE      PRINCIPAL OCCUPATION
ADDRESS                           FUND                      DURING PAST FIVE YEARS

----------------------------------------------------------------------------------------------------------------------------

Roger Hertog*                     President,                President, Chief Operating Officer and
767 Fifth Avenue                  Treasurer,                Director-Bernstein
New York, NY 10153                Director

----------------------------------------------------------------------------------------------------------------------------

Andrew S. Adelson*                Senior Vice President     Senior Vice President, Chief Investment Officer- International
767 Fifth Avenue                  Director                  Equities and Director-Bernstein
New York, NY 10153

----------------------------------------------------------------------------------------------------------------------------

Arthur Aeder                      Director                  1987-Present: Consultant;
516 Fifth Avenue                                            Formerly Senior Partner of Oppenheim, Appel, Dixon & Co.
New York, NY 10036                                          (subsequently Spicer & Oppenheim) Certified Public
                                                            Accountants, and Chairman of Spicer & Oppenheim International

----------------------------------------------------------------------------------------------------------------------------

Peter L. Bernstein**              Director                  President and Chief Executive Officer of Peter L. Bernstein,
575 Madison Avenue                                          Inc.,
Suite 1006                                                  Economic Consultants
New York, NY 10022

----------------------------------------------------------------------------------------------------------------------------

William Kristol                   Director                  6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street, N.W.                                      7/95 - Present:  Consultant, ABC News
5th Floor                                                   11/93-5/95: Chairman, Project for the Republican Future
Washington, D.C. 20036                                      1/93-11/93: Director, The Bradley Project on the 90s

----------------------------------------------------------------------------------------------------------------------------

Theodore Levitt                   Director                  Professor Emeritus of Business Administration,
Harvard Business School                                     Harvard University
Cumnock 300                                                 1985-1989: Editor, Harvard Business Review
Boston, MA 02163

----------------------------------------------------------------------------------------------------------------------------

Francis H. Trainer, Jr.           Senior Vice President     Senior Vice President, Chief Investment Officer-Fixed Income
767 Fifth Avenue                                            and Director-Bernstein
New York, NY 10153

----------------------------------------------------------------------------------------------------------------------------

Jean Margo Reid                   Secretary                 1999: Senior Vice President, General Counsel and Director -
767 Fifth Avenue                                            Bernstein
New York, NY 10153                                          1997-1998: Vice President and General Counsel - Bernstein
                                                            Previously: Vice President and Associate General
                                                            Counsel - Bernstein

----------------------------------------------------------------------------------------------------------------------------

*   An "interested person" of the Fund, as defined in the 1940 Act.
**  Not related to any person formerly or currently associated with Bernstein.

The Manager


         Bernstein is a corporation, organized under the laws of the State of New York on January 20, 1969, which succeeded to the business of Sanford C. Bernstein & Co., a partnership, on February 1, 1969. Bernstein is a registered investment advisor that manages some $72.2 billion, as of September 30, 1998, for individuals, endowments, trusts and estates, charitable foundations, partnerships, corporations, the Portfolios of the Fund and tax-exempt funds such as pension and profit-sharing plans. Of that amount, some $18.8 billion was invested in fixed-income securities and $53.4 billion in equities as of September 30, 1998. Pursuant to contracts with the Fund, Bernstein provides the following types of services: Investment Management, Shareholder Servicing and Administration and Distribution. Bernstein is wholly-owned by Sanford C. Bernstein Inc., a closely held Delaware corporation.


Investment Management

         Bernstein has entered into Investment Management Agreements (the "Management Agreements") with the Fund, on behalf of the Portfolios, under which the Manager, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Portfolios, manages each Portfolio's assets. Investment Policy Groups created by the Manager and comprised of the Manager's employees make all investment decisions for the Portfolios, and no one person is primarily responsible for making recommendations to these groups.

         Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each Portfolio is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.

Shareholder Servicing and Administration

         Bernstein has also entered into Shareholder Servicing and Administrative Agreements with the Fund on behalf of the Portfolios. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments and other matters. The fee paid by each Portfolio for these services is at an annual rate of 0.10% of that Portfolio's average daily net assets.

         Each Portfolio is responsible for the payment of all of its expenses other than those expressly stated to be payable by Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements.

Distribution

         Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements with the Fund.


Year 2000 Risks

         Like other mutual funds and financial and business operations around the world, the Fund could be adversely affected if the computer software, and to a lesser extent, hardware used by the Manager and other service providers are not able to process and calculate date-related information and data before, during, and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Manager is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer software and hardware that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, companies or governmental entities in which the Fund Portfolios invest could be affected by the Year 2000 Issue, but at this time the Fund cannot predict the degree of impact. To the extent the impact on a Portfolio holding is negative, a Portfolio's returns could be adversely affected.


Participating in Your Plan

         The Fund is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

         You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

         Contributions, exchanges or distributions of the Fund's shares are effective when received in "good order" by Bernstein or its agents. "Good order" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein or its agents.

         Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

         Before making an exchange, you should consider the following:

         o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number which appears on the cover of this Prospectus for a copy.

         o Exchanges are accepted by Bernstein only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

         If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Portfolio Transactions and Brokerage

         The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, the securities in which the Portfolios invest are traded on a "net" rather than a transaction-charge basis, with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Portfolio transactions that are effected on a transaction-charge basis may be effected through Bernstein, acting as agent and not as principal, provided, among other things, that any transaction charges, fees or other remuneration received by Bernstein are reasonable and fair compared to the transaction charges, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In some cases, a Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions when a Portfolio engages in purchase or sale transactions with another mutual fund.

         Although the objectives of the other accounts to which the Manager provides investment advice may differ from those of each of the Portfolios, it is possible that, at times, identical securities are acceptable for one or more of the Portfolios and one or more of such accounts. If the purchase or sale of securities is consistent with the investment policies of one or more of the Portfolios and one or more of the accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts and the Portfolios in a manner deemed equitable by the Manager. Where securities are allocated among Fund Portfolios and private accounts, the Manager may use the average price at which the securities were purchased or sold.

         Neither Portfolio anticipates a portfolio turnover rate in excess of 300%. A turnover rate of 100% would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A portfolio's turnover rate is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater transaction costs, which are borne directly by the Portfolio, and may also result in the realization of substantial net short-term capital gains, taxable at ordinary income tax rates to non-tax-exempt investors.

Net Asset Value

         The net asset value of each Portfolio is computed as of the close of regular trading of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time). Purchase and redemption orders are accepted by the Fund on each business day, with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Portfolio is the net worth of the Portfolio (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The value of each security for which readily available market quotations exist is based on the most recent sale, the most recent available bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later; corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

Dividends, Distributions and Taxes

         The Portfolios intend to declare dividends daily and to pay them monthly. Capital-gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

         Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to shareholders.

         If you utilize the Fund as an investment option in an employer-sponsored retirement or savings plan, dividend and capital gains distributions from the Fund will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

         Dividends and interest received by the Portfolios may be subject to foreign tax and withholding. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by a Portfolio.


Description of Shares

         The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.

         Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

         Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. The Directors have been elected at the initial meeting of the public shareholders of the Fund, except for Mr. Kristol and Mr. Adelson, who were elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

Performance

         Each Portfolio may, from time to time, advertise yield, average annual total return and unannualized average total return. Yield is a measure of a Portfolio's income; it does not measure changes in the net asset value of the Portfolio's shares. Average annual total return reflects all elements of return, including income, expenses and changes in the value of the principal. Yield and average annual total return are based on historical results and are not intended to indicate future performance.

         The yield of a Portfolio is calculated by dividing the Portfolio's net investment income per share during a specified month by the maximum offering price per share on the last day of the month and annualizing it. Yield is calculated in accordance with accounting methods prescribed by the Commission. Because the yield accounting methods differ from the methods used for tax and financial accounting purposes, a Portfolio's yield may not be comparable to the dividends paid to a shareholder or the net investment income reported in the Portfolio's financial statements. The calculation of yield takes into account all fees and expenses. The average annual total return of a Portfolio is computed by finding the average annual compounded rate of return since the commencement of the Portfolio's operations based on an initial investment of $1,000 as compared to the ending redeemable value, assuming that all dividends and distributions were reinvested. The calculation of average annual total return takes into account all fees and expenses. The unannualized average total return of a Portfolio for a period is calculated by dividing the value of an investment at the end of the period, assuming all dividends and distributions were reinvested, by the value of the investment at the beginning of the period. The Fund may use an independent service to calculate yield and/or performance data of any or all Portfolios at such times and to such extent as the Manager deems appropriate. For further information and a description of the method by which yield, average annual total return and unannualized average total return are calculated, see "Performance" in the SAI.

Custodian and Transfer Agent

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund and in that capacity holds the cash and other assets for each Portfolio in the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Foreign securities and foreign currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent for the Portfolios and in that capacity maintains certain records pursuant to an agreement with the Fund.

Independent Accountants and Legal Counsel

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants to audit the annual financial statements of each Portfolio of the Fund. PricewaterhouseCoopers LLP also has been the independent accountants of the investment performance statistics of Bernstein's separately managed accounts since 1978.

         Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, has been selected as legal counsel to the Fund. Swidler Berlin Shereff Friedman, LLP and partners of that firm have been legal counsel to Bernstein since 1967, when Bernstein was organized.

                                Table of Contents


                                                                                                      Page

FEE TABLE ................................................................................................
FINANCIAL HIGHLIGHTS......................................................................................
THE FUND .................................................................................................
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS......................................................
         o  Bernstein Short Duration Plus Portfolio ......................................................
         o  Bernstein Intermediate Duration Portfolio ....................................................

INVESTMENTS
         Special Investment Techniques ...................................................................
MANAGEMENT OF THE PORTFOLIOS .............................................................................
         Directors and Officers ..........................................................................
         Year 2000 Risks .................................................................................
         The Manager .....................................................................................
         Participating in your Plan  .....................................................................
         Portfolio Transactions and Brokerage ............................................................
         Net Asset Value .................................................................................
         Dividends, Distributions and Taxes...............................................................
         Description of Shares............................................................................
         Performance .....................................................................................
         Custodian and Transfer Agent ....................................................................
         Independent Accountants and Legal Counsel  ......................................................

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.

                                                Location in International
                                                  Institutional Services
Part A-3                                               Prospectus


         Item 1.  Cover Page....................Cover Page

         Item 2.  Synopsis......................Fee Table

         Item 3.  Condensed Financial
                  Information...................Financial Highlights

         Item 4.  General Description of
                  Registrant....................The Fund; Investment
                                                Objectives and
                                                Policies of the
                                                Portfolios;
                                                Investments; Special
                                                Investment
                                                Techniques

         Item 5.  Management of the Fund........Management of the
                                                Portfolios

         Item 5A. Management's Discussion
                  of Fund Performance...........Not Applicable

         Item 6.  Capital Stock and Other
                  Securities....................The Fund; Dividends,
                                                Distributions and
                                                Taxes; Description
                                                of Shares

         Item 7.  Purchase of Securities
                  Being Offered.................Participating in
                                                Your Plan

         Item 8.  Redemption or Repurchase......Participating in
                                                Your Plan

         Item 9.  Pending Legal Proceedings.....Not Applicable

                         SANFORD C. BERNSTEIN FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 756-4097

                 |X| BERNSTEIN INTERNATIONAL VALUE PORTFOLIO II

                                   PROSPECTUS

                                February 1, 1999

         Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This type of company is commonly referred to as a mutual fund. The Fund is currently comprised of 12 series of shares, each representing a separate portfolio of securities and each having its own investment objectives. Sanford C. Bernstein & Co., Inc. ("Bernstein," or the "Manager") serves as Investment Manager to each series.

         IMPORTANT NOTE: This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one of the Fund's Portfolios--the Bernstein International Value Portfolio II. Prospectuses containing information on the 12 Fund Portfolios and on how to open a personal account are available for individual investors, and may be obtained by writing to the address or calling the telephone number listed above.

         This Prospectus sets forth information you ought to know before investing in the Portfolio. You should read it carefully and retain it for future reference. You can find more information about the Fund in the Statement of Additional Information (the "SAI") dated February 1, 1999, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. You may obtain a copy of the SAI without charge by calling or writing the Fund at the above telephone number or address.


                         BERNSTEIN PORTFOLIO OBJECTIVES


INTERNATIONAL EQUITY PORTFOLIO:  Bernstein International Value II:  Page __
o Invest primarily in equity securities of established foreign companies in the countries comprising the EAFE index, plus Canada.


o Seeks long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). Investments may be made solely for capital appreciation, solely for income or any combination of the two for the purpose of achieving a higher overall return.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(All of the above must be on Cover Page.)

----------------------------------------------------------------------------

FEE TABLE

----------------------------------------------------------------------------

                                                            Bernstein
                                                          International
                                                              Value
                                                           Portfolio II

----------------------------------------------------------------------------

Shareholder Transaction Expenses

     Sales Load Imposed on Purchases                           None
       (as a percentage of offering price)

     Sales Load Imposed on Reinvested Dividends                None
       (as a percentage of offering price)

     Deferred Sales Load (as a percentage of original          None
       purchase price or redemption proceeds)

     Redemption Fees                                           None
       (as a percentage of amount redeemed)

     Exchange Fees                                             None

----------------------------------------------------------------------------

Annual Portfolio Operating Expenses
     (as a percentage of average net assets)

     Management Fees                                          0.95%

     12b-1 Fees                                                None

     Other Expenses
       Shareholder Servicing and Administrative Fees          0.25%
       All Other Expenses                                     0.09%

Total Portfolio Operating Expenses                            1.29%

----------------------------------------------------------------------------

Example
     A Portfolio would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                               1 Yr.                         $13
                               3 Yrs. (cum.)                 $41
                               5 Yrs. (cum.)                 $--
                               10 Yrs. (cum.)                $--

----------------------------------------------------------------------------

         The purpose of the fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Portfolio of the Fund covered by this Prospectus is no-load, has no redemption fees and has no charges for shareholders on monthly payment plans. "Other Expenses" for this Portfolio are based on estimated amounts for the current fiscal year as this will be the initial period of operation for the Portfolio. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown. A more complete description of the various costs and expenses can be found under "Management of the Portfolio" on page ____. Shareholders of the Fund do not need to open a brokerage account with Bernstein; shareholders may elect to take delivery of the shares or to make alternate arrangements for custodying them. If a shareholder holds Fund shares in an account at Bernstein which has assets of less than $400,000, Bernstein (and not the Fund) will charge an annual maintenance fee of $100. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Bernstein does not charge this fee on accounts that are in a group of related accounts as defined by Bernstein with combined assets of $400,000 or more or accounts in discretionary relationships commenced after October 1, 1998. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

The Fund

         The Fund was incorporated on May 4, 1988, under the laws of Maryland as an open-end management investment company. This Prospectus relates to one of the Fund's series of shares. Shares of each series represent an interest in a separate portfolio of securities. At September 30, 1998, the Fund had net assets totaling $11.6 billion. Bernstein, with offices at 767 Fifth Avenue, New York, New York 10153; 1999 Avenue of the Stars, Los Angeles, California 90067; 777 South Flagler Drive, West Palm Beach, Florida 33401; 227 West Monroe Street, Chicago, Illinois 60606; 300 Crescent Court, Suite 950, Dallas, Texas 75201; and 555 California Street, Suite 4300, San Francisco, California 94104; 800 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20006; and 1 North Lexington Avenue, White Plains, New York 10601, serves as Investment Manager to each Portfolio. Each Portfolio has its own investment objectives.


Investment Objectives and Policies
Of the International Value Portfolio II


         The Bernstein International Value Portfolio II seeks long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Portfolio will invest primarily in equity securities of established foreign companies as described on page _____.


         The Portfolio will invest in a diversified portfolio of securities that the Manager considers most undervalued. The Portfolio intends to diversify investments among many foreign countries; it will generally be invested in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio may also make investments in less developed or emerging equity markets. Shareholders should be aware that investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities; investing in less developed or emerging-market countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in at least three foreign countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment grade debt or equity securities of U.S. issuers. The Portfolio may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and it may utilize options on securities and securities indexes and futures contracts and options on futures. See the sections on "Investments" and "Special Investment Techniques" on pages _____-_____. The International Value Portfolio II will not invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.

         The above policies and objectives are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.

         The Portfolio has adopted certain fundamental investment limitations. As a fundamental policy, the International Value Portfolio II will not:


         (a) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer if, as a result of the purchase, less than 75% of the International Value Portfolio II's assets consists of cash and cash items, Government securities, securities of other investment companies and other securities, limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the International Value Portfolio II's total assets and to not more than 10% of the outstanding voting securities of such issuer;

         (b)  invest more than 25% of its total assets in any one industry; or

         (c) borrow money except that the International Value Portfolio II may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets. As an operating (not a fundamental) policy, the Portfolio will not borrow except from a bank for temporary or emergency purposes in amounts in excess of 5% of its total assets.

         The SAI contains certain investment restrictions pertaining to the International Value Portfolio II.


Investment Risks Of the Bernstein
International Value Portfolio II


         Market risk: Since it invests primarily in equity securities, the Portfolio, like any equity portfolio, is vulnerable to market risk-the possibility that stock prices in general will decline over short or even extended periods. Moreover, the Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are volatile from year to year; accordingly, the Portfolio is suited to investors who are willing to hold their investment over a long horizon. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate a net asset value. As a result, the net asset value of the Bernstein International Value Portfolio II may be significantly affected by trading on days when shareholders cannot make transactions.

         Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. In addition, it is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S.

         Other risks: Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of foreign brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

         Further discussion of the risks relating to the Portfolio is contained in the SAI.

Investments

         The Bernstein International Value Portfolio II will invest primarily in foreign equity securities, but may, under the circumstances described below, invest in fixed-income securities. The equity securities in which the Portfolio may invest include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances-- e.g., when a direct investment in securities in a particular country cannot be made--the Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested.

         The Portfolio may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

         Within the limits set forth in "Investment Objectives and Policies" (pages ____-____), the Portfolio may invest in illiquid securities--securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, bank investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.

         The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be more subject to fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

         The Portfolio may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

         The Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities. Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's, or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix to the SAI). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, in the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest all of its portfolio in fixed-income obligations of the U.S. government or fixed-income or equity securities of U.S. issuers.

Special Investment Techniques

         In seeking to achieve its investment objectives, the Portfolio may employ the following special investment techniques, among others. These techniques may be used to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets. They may include the use of exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions

         The Portfolio may enter into foreign currency exchange contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or through entering into forward contracts, which obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

         The Portfolio will generally enter into forward contracts under two circumstances. First, the Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price in dollars of the security. Second, when the Manager believes that the currency of a particular foreign country may experience an adverse movement against another currency, the Portfolio may enter into a forward contract to sell an amount of the foreign currency (or another currency that acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

Futures Contracts and Options

         The Portfolio may enter into financial futures contracts, including bond, bond index, Eurodeposit, stock index or currency futures contracts and options thereon. In addition, the Portfolio may purchase and write (i.e., sell) put and call options on securities, on securities indexes based on securities in which the Portfolio may invest, on foreign currencies traded on U.S. or foreign exchanges or over-the- counter and on futures contracts. The securities for which the Portfolio writes put or call options will be Portfolio securities, and the Portfolio will write only covered options.

         The Portfolio may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

         In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from the Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

         Futures contracts and options can be highly volatile and could reduce the Portfolio's total returns, and attempts to use such investments for hedging or other purposes may not be successful. Successful futures and options strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. The Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if the Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Swaps and Hybrid Investments

         As part of its investment program and to maintain greater flexibility, the Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. Such instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index; or debt instruments with interest or principal payments determined by reference to the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the differences between the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the rate of change of the value of commodities, currencies, fixed-income instruments, financial indexes, or other financial or economic indicators, data or events. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. The Portfolio will not invest more than 20% of its total assets in these investments.

         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in the market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Swap agreements entail the risk that a party will default on its payment obligations thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

         The Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolio will not use swaps to leverage the Portfolio. The Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolio expects to enter into these transactions to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date.

         Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolio will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Repurchase Agreements

         In a repurchase transaction, the Portfolio purchases a security from a bank or a securities dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price and an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities. The Board of Directors has established guidelines to be used by the Manager in repurchase transactions and regularly monitors the Portfolio's use of repurchase agreements.

Reverse Repurchase Agreements

         The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. The Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Portfolio maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolio's borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing the Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Lending Portfolio Securities


         The Portfolio may, from time to time, lend portfolio securities having a market value of no more than one-third of its total assets to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, the Portfolio attempts to increase its income through the receipt of fees charged in connection with the loan and, when cash collateral is given to secure the loan, income from investment of the cash collateral in overnight time deposits and repurchase agreements. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Manager carefully evaluates the creditworthiness of any potential borrower of securities. The Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.


When-Issued and Delayed-Delivery Transactions

         The Portfolio may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed-delivery transaction, the Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain liquid assets in segregated accounts having a value equal to or greater than the Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by the Portfolio on a delayed-delivery basis.

         Further information about the Portfolio's use of Special Investment Techniques and their associated risks is contained in the SAI.

Future Developments

         The Portfolio expects to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for the Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Management Of the Portfolio

Directors and Officers

         The Board of Directors of the Fund is responsible for the overall supervision of the management of the Fund. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Officers of the Fund conduct and supervise the daily operations of the Portfolio.

         The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

The Manager


         Bernstein is a corporation, organized under the laws of the State of New York on January 20, 1969, which succeeded to the business of Sanford C. Bernstein & Co., a partnership, on February 1, 1969. Bernstein is a registered investment advisor that manages some $72.2 billion, as of September 30, 1998, for individuals, endowments, trusts and estates, charitable foundations, partnerships, corporations, the Portfolios of the Fund and tax-exempt funds such as pension and profit-sharing plans. Of that amount, some $18.8 billion was invested in fixed-income securities and $53.4 billion in equities as of September 30, 1998. Pursuant to contracts with the Fund, Bernstein provides the following types of services: Investment Management, Shareholder Servicing and Administration and Distribution. Bernstein is wholly-owned by Sanford C. Bernstein Inc., a closely held Delaware corporation.


Investment Management

         Bernstein has entered into an Investment Management Agreement (the "Management Agreement") with the Fund, on behalf of the Portfolio, under which the Manager, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Portfolio, manages the Portfolio's assets. Investment Policy Groups created by the Manager and comprised of the Manager's employees make all investment decisions for the Portfolio, and no one person is primarily responsible for making recommendations to these groups.


         The fee paid by the Portfolio is at an annual rate of 1.00% of the Portfolio's average daily net assets up to but not exceeding $1 billion and at an annual rate of .90 of 1% of the Portfolio's average daily net assets that exceed $1 billion. Because the investment programs of international asset management are costly to implement and maintain, this fee is higher than that

----------------------------------------------------------------------------------------------------------------------------

NAME AND                          POSITION(S) WITH THE      PRINCIPAL OCCUPATION
ADDRESS                           FUND                      DURING PAST FIVE YEARS

----------------------------------------------------------------------------------------------------------------------------

Roger Hertog*                     President,                President, Chief Operating Officer and
767 Fifth Avenue                  Treasurer,                Director-Bernstein
New York, NY 10153                Director

----------------------------------------------------------------------------------------------------------------------------

Andrew S. Adelson*                Senior Vice President     Senior Vice President, Chief Investment Officer-International
767 Fifth Avenue                  Director                  Equities and Director-Bernstein
New York, NY 10153

----------------------------------------------------------------------------------------------------------------------------

Arthur Aeder                      Director                  1987-Present: Consultant;
516 Fifth Avenue                                            Formerly Senior Partner of Oppenheim, Appel, Dixon & Co.
New York, NY 10036                                          (subsequently Spicer & Oppenheim) Certified Public
                                                            Accountants, and Chairman of Spicer & Oppenheim International

----------------------------------------------------------------------------------------------------------------------------

Peter L. Bernstein**              Director                  President and Chief Executive Officer of Peter L. Bernstein,
575 Madison Avenue                                          Inc., Economic Consultants
Suite 1006
New York, NY 10022

----------------------------------------------------------------------------------------------------------------------------

William Kristol                   Director                  6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street, N.W.                                      7/95 - Present:  Consultant, ABC News
5th Floor                                                   11/93-5/95: Chairman, Project for the Republican Future
Washington, D.C. 20036                                      1/93-11/93: Director, The Bradley Project on the 90s

----------------------------------------------------------------------------------------------------------------------------

Theodore Levitt                   Director                  Professor Emeritus of Business Administration,
Harvard Business School                                     Harvard University
Cumnock 300                                                 1985-1989: Editor, Harvard Business Review
Boston, MA 02163

----------------------------------------------------------------------------------------------------------------------------

Francis H. Trainer, Jr.           Senior Vice President     Senior Vice President, Chief Investment Officer-Fixed Income
767 Fifth Avenue                                            and Director-Bernstein
New York, NY 10153

----------------------------------------------------------------------------------------------------------------------------

Jean Margo Reid                   Secretary                 1999: Senior Vice President, General Counsel and Director -
767 Fifth Avenue                                            Bernstein
New York, NY 10153                                          1997-1998: Vice President and General Counsel - Bernstein
                                                            Previously: Vice President and Associate General
                                                            Counsel - Bernstein

----------------------------------------------------------------------------------------------------------------------------

*   An "interested person" of the Fund, as defined in the 1940 Act.
**  Not related to any person formerly or currently associated with Bernstein.

paid by most investment companies that invest in U.S. equity securities. The fee is computed daily and payable monthly.


Shareholder Servicing and Administration

         Bernstein has also entered into a Shareholder Servicing and Administrative Agreement with the Fund on behalf of the Portfolio. Pursuant to this Agreement, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and the Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments and other matters. The fee paid by the International Value Portfolio II is at an annual rate of 0.25% of the Portfolio's average daily net assets.

         The Portfolio is responsible for the payment of all of its expenses other than those expressly stated to be payable by Bernstein under the Management Agreement and the Shareholder Servicing and Administrative Agreement.

Distribution

         Bernstein acts as Distributor of the Portfolio's shares pursuant to a Distribution Agreement with the Fund.


Year 2000 Risks

         Like other mutual funds and financial and business operations around the world, the Fund could be adversely affected if the computer software, and to a lesser extent, hardware used by the Manager and other service providers are not able to process and calculate date-related information and data before, during, and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Manager is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer software and hardware that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, companies or governmental entities in which the Portfolio invests could be affected by the Year 2000 Issue, but at this time the Fund cannot predict the degree of impact. To the extent the impact on a Portfolio holding is negative, the Portfolio's returns could be adversely affected.


Participating in your Plan

         The Fund is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

         You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

         Contributions, exchanges or distributions of the Fund's shares are effective when received in "good order" by Bernstein or its agents. "Good order" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein or its agents.

         Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

         Before making an exchange, you should consider the following:

         o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number which appears on the cover of this Prospectus for a copy.

         o Exchanges are accepted by Bernstein only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

         If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Portfolio Transactions and Brokerage

         The Manager is responsible for decisions to buy and sell securities for the Portfolio and for broker-dealer selection. Portfolio transactions that are effected on a transaction-charge basis may be effected through Bernstein, acting as agent and not as principal, provided, among other things, that any transaction charges, fees or other remuneration received by Bernstein are reasonable and fair compared to the transaction charges, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In some cases, the Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions when the Portfolio engages in purchase or sale transactions with another mutual fund.

         Although the objectives of the other accounts to which the Manager provides investment advice may differ from those of the Portfolio, it is possible that, at times, identical securities are acceptable for the Portfolio and one or more of such accounts. If the purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of the accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts and the Portfolio in a manner deemed equitable by the Manager. Where securities are allocated among the Portfolio and private accounts, the Manager may use the average price at which the securities were purchased or sold.

         The International Value Portfolio II anticipates a portfolio turnover rate of less than 100%. A turnover rate of 100% would occur, for example, if all the securities held by the Portfolio were replaced in a period of one year. A portfolio's turnover rate is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater transaction costs, which are borne directly by the Portfolio, and may also result in the realization of substantial net short-term capital gains, taxable at ordinary income tax rates to non-tax-exempt investors.

Net Asset Value

         The net asset value of the Portfolio is computed as of the close of regular trading of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time). Purchase and redemption orders are accepted by the Fund on each business day, with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Portfolio is the net worth of the Portfolio (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The value of each security for which readily available market quotations exist is based on the most recent sale, the most recent available bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use an independent pricing service to value the Portfolio's assets at such times and to such extent as the Manager deems appropriate. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value on either the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later; corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

Dividends, Distributions and Taxes

         The International Value Portfolio II intends to declare and pay dividends at least annually, generally in December. Capital-gains distributions are made at least annually, generally in December. The Portfolio's distributions and dividends are paid in additional shares of the Portfolio based on the Portfolio's net asset value at the close of business on the record date.

         The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to shareholders.

         If you utilize the Fund as an investment option in an employer-sponsored retirement or savings plan, dividend and capital gains distributions from the Fund will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

         Dividends and interest received by the Portfolio may be subject to foreign tax and withholding. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by the Portfolio.

         If the Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for United States income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders.

Description of Shares

         The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.

         Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

         Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects the Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of the Portfolio. The voting rights of the shareholders are not cumulative. The Directors have been elected at the initial meeting of the public shareholders of the Fund, except for Mr. Kristol and Mr. Adelson, who were elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

Performance

         The Portfolio may, from time to time, advertise yield, average annual total return and unannualized average total return. Yield is a measure of the Portfolio's income; it does not measure changes in the net asset value of the Portfolio's shares. Average annual total return reflects all elements of return, including income, expenses and changes in the value of the principal. Yield and average annual total return are based on historical results and are not intended to indicate future performance.

         The yield of the Portfolio is calculated by dividing the Portfolio's net investment income per share during a specified month by the maximum offering price per share on the last day of the month and annualizing it. Yield is calculated in accordance with accounting methods prescribed by the Commission. Because the yield accounting methods differ from the methods used for tax and financial accounting purposes, the Portfolio's yield may not be comparable to the dividends paid to a shareholder or the net investment income reported in the Portfolio's financial statements. The calculation of yield takes into account all fees and expenses. The average annual total return of the Portfolio is computed by finding the average annual compounded rate of return since the commencement of the Portfolio's operations based on an initial investment of $1,000 as compared to the ending redeemable value, assuming that all dividends and distributions were reinvested. The calculation of average annual total return takes into account all fees and expenses. The unannualized average total return of the Portfolio for a period is calculated by dividing the value of an investment at the end of the period, assuming all dividends and distributions were reinvested, by the value of the investment at the beginning of the period. The Fund may use an independent service to calculate yield and/or performance data of the Portfolio at such times and to such extent as the Manager deems appropriate. For further information and a description of the method by which yield, average annual total return and unannualized average total return are calculated, see "Performance" in the SAI.

Custodian and Transfer Agent

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund and in that capacity holds the cash and other assets for each Portfolio in the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Foreign securities and foreign currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent for the Portfolios and in that capacity maintains certain records pursuant to an agreement with the Fund.

Independent Accountants and Legal Counsel


         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants to audit the annual financial statements of each Portfolio of the Fund. PricewaterhouseCoopers LLP also has been the independent accountants of the investment performance statistics of Bernstein's separately managed accounts since 1978.

         Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, has been selected as legal counsel to the Fund. Swidler Berlin Shereff Friedman, LLP and partners of that firm have been legal counsel to Bernstein since 1967, when Bernstein was organized.

                                Table of Contents


                                                                                                      Page
                                                                                                      ----
FEE TABLE ................................................................................................
FINANCIAL HIGHLIGHTS......................................................................................
THE FUND .................................................................................................
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO.......................................................
         Investment Objectives and Policies of the
         Bernstein International Value Portfolio II.......................................................
INVESTMENTS
         Special Investment Techniques ...................................................................
MANAGEMENT OF THE PORTFOLIO ..............................................................................
         Directors and Officers ..........................................................................
         Year 2000 Risks .................................................................................
         The Manager .....................................................................................
         Participating in your Plan  .....................................................................
         Portfolio Transactions and Brokerage ............................................................
         Net Asset Value .................................................................................
         Dividends, Distributions and Taxes...............................................................
         Description of Shares............................................................................
         Performance .....................................................................................
         Custodian and Transfer Agent ....................................................................
         Independent Accountants and Legal Counsel  ......................................................

                                             Location in Statement of
                                             of Additional Information

Part B

         Item 10. Cover Page.................Cover Page

         Item 11. Table of Contents..........Table of Contents

         Item 12. General Information
                  and History................Not Applicable

         Item 13. Investment Objectives
                  and Policies...............Investment Objectives
                                             and Policies;
                                             Investment
                                             Restrictions

         Item 14. Management of the Fund.....Manager and
                                             Distributor

         Item 15. Control Persons and
                           Principal Holders of
                           Securities.................Directors and
                                                      Officers and
                                                      Principal Holders
                                                      of Securities

         Item 16. Investment Advisory and
                           Other Services.............Directors and
                                                      Officers and
                                                      Principal Holders
                                                      of Securities and
                                                      Manager and
                                                      Distributor

         Item 17. Brokerage Allocation and
                           Other Practices............Portfolio
                                                      Transactions
                                                      and Brokerage

         Item 18. Capital Stock and Other
                           Securities.................Not Applicable

         Item 19. Purchase, Redemption and
                           Pricing of Securities
                           Being Offered..............Net Asset Value;
                                                      Purchase and
                                                      Redemption of Shares

         Item 20. Tax Status..........................Taxes

                                             Location in Statement of
                                             Additional Information

Part B

         Item 21. Underwriters...............Manager and Distributor

         Item 22. Calculation of
                  Performance Data...........Performance

         Item 23. Financial Statements.......Custodian, Transfer
                                             Agent, Independent
                                             Accountants and
                                             Financial Statements

                         SANFORD C. BERNSTEIN FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 756-4097


                       Statement of Additional Information
                                February 1, 1999


         Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This Statement of Additional Information relates to 12 of the Fund's series of shares (the "Portfolios"), each with its own investment objectives.

         This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated February 1, 1999, which may be obtained by writing to or telephoning the Fund at the above address or telephone number.



                                                           Cross Reference to      Cross Reference to         Cross Reference to
                                                                 Page in          Page in International       Page in Fixed-Income
                                                                Regular               Institutional              Institutional
                                                Page          Prospectus           Services Prospectus         Services Prospectus
                                                ----          ----------           -------------------         -------------------

Investment Objectives and Policies              B-2

Investment Restrictions                         B-27
Directors and Officers and                      B-35
   Principal Holders of Securities
Manager and Distributor                         B-37
Net Asset Value                                 B-40
Portfolio Transactions and Brokerage            B-41
Purchase and Redemption of Shares               B-44
Taxes                                           B-44
    Custodian, Transfer Agent, Independent      B-49
     Accountants and Financial Statements
Performance                                     B-50
Appendix                                        B-58

                       INVESTMENT OBJECTIVES AND POLICIES

         For a description of the objectives and policies of the Portfolios, see "Investment Objectives and Policies of the Portfolios" in the Fund's Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus. This Statement of Additional Information relates to the Fund's nine fixed-income Portfolios -- the Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Government Short Duration Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein New York Municipal Portfolio and Bernstein California Municipal Portfolio (the "Fixed-Income Portfolios") -- and the Fund's international equity Portfolios -- Bernstein International Value Portfolio, the Bernstein International Value Portfolio II (collectively referred to as the "Bernstein International Value Portfolios") and the Bernstein Emerging Markets Value Portfolio.

Bank Obligations

         The Portfolios may invest in fixed-income obligations (including, but not limited to, certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks (including U.S. branches of such banks).

         Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

         Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

         A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

         The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Fixed-Income Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities

         The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Asset-Backed Securities

         The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

Convertible Securities

         The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

         The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities

         It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Special Investment Techniques

Options

         The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

         If a put is purchased for a Portfolio, the Portfolio may profit from a decline in the market value of the underlying security. If a call is purchased, a Portfolio may profit from a rise in the market value of the underlying security. To realize these profits, the purchased put or call must be sold prior to expiration or exercised. A Portfolio may also profit from an increase in the volatility assumption implicit in the market price of the purchased put or call. To realize this profit, the option must be sold prior to expiration. Any profit or loss realized from the sale of an option is equal to the sale price less the purchase cost and any transaction costs. Any profit or loss from the exercise of a call option is equal to the market value of the underlying security at the time of exercise less (i) the exercise price, (ii) the purchase cost of the option, and (iii) any transaction costs. Any profit or loss from the exercise of a put option is equal to the exercise price less (i) the market value of the underlying security at the time of exercise, (ii) the purchase cost of the option, and (iii) any transaction costs.

         Each Portfolio may write (i.e., sell short) covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

         By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the underlying securities, upon exercise of the option, to the purchaser of the option at a specified price (the "exercise price"). The purchaser of a call option has, for a specified period of time, the right, but not the obligation, to purchase the securities subject to the option at the exercise price. When a Portfolio writes a call option, the Portfolio loses the opportunity for gain from an increase in the price of the underlying securities beyond the exercise price of the option during the period that the option is open, but retains the risk that the price of the securities may decrease.

         By writing a put option, a Portfolio becomes obligated during the term of the option to purchase the underlying securities from the option purchaser, upon exercise of the option, at the exercise price. The purchaser of a put option has, for a specified period of time, the right, but not the obligation, to sell the securities subject to the option to the writer of the put at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than the market price prevailing at the time of exercise.

         The Portfolios write only "covered" options. This means that so long as a Portfolio is obligated as the writer of a call option, it will (i) own the securities subject to the option; (ii) have an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio; (iii) hold a call option on the same security with an exercise price no higher than the exercise price of the call sold or, if higher, deposit and maintain the differential in cash, U.S. government securities or other liquid high-grade debt obligations ("liquid assets") in a segregated account with its Custodian; or (iv) deposit and maintain with its Custodian in a segregated account liquid assets having a value that, when added to any amounts deposited with, or on behalf of, a broker as margin, equals the market value of the instruments underlying the call. A Portfolio is considered "covered" with respect to a put it writes if, so long as it is obligated as the writer of a put, it (i) deposits and maintains with its Custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option; (ii) holds a put on the same security with an exercise price no lower than the exercise price of the put sold or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the instrument underlying the put option (or, if an index, a portfolio representative of the index) at the same or a higher price than the strike price of the put or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian.

         A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

         In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter. The staff of the Securities and Exchange Commission currently takes the position that all options which are traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.

         The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the Securities and Exchange Commission, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         The staff of the Securities and Exchange Commission has taken the position that, in general, purchased dealer options and the assets used as cover for written dealer options are illiquid securities. However, a Portfolio may treat the securities it uses as cover for written dealer options as liquid, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the dealer option would be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Possible Risks Associated with Options Transactions. In considering the use of options, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the expected price volatility of the underlying security and general market conditions.

         (2) A position in an exchange-traded option may be closed out only on an exchange which provides a market for options of the same series. The ability to establish and close out positions on the options exchanges is subject to the maintenance of a liquid market. There can be no assurance that a liquid market will exist for any option at any specific time. Although the Manager intends to purchase or write only those exchange-traded options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option and it is possible that, for some options, no market may exist. In such event, it might not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into closing transactions may result in losses.

         (3) Exchange-traded options generally have a continuous liquid market while dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the option. While the Portfolio will enter into dealer options only with dealers who are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to its expiration. Until the Portfolio, as the writer of a covered dealer option, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Portfolio provides substitute cover. In the event of insolvency of the dealer, the Portfolio may be unable to liquidate a dealer option and thereby release the securities used as cover for the option until expiration of the option.

         (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Portfolio may also save on transaction costs by purchasing such contracts rather than buying or selling individual securities.

         (5) All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers ("dealer options") meeting creditworthiness standards approved by the Fund's Board of Directors. While exchange-traded options are, in effect, guaranteed by the Options Clearing Corporation, in the case of dealer options, a Portfolio relies on the dealer from which it purchases a dealer option to perform if the option is exercised. Thus, when a Portfolio purchases a dealer option, it relies on the dealer from which it purchases the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

Futures Contracts and Options on Futures

         The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

         In connection with transactions in futures contracts and related short options, the Portfolio is required to deposit with its Custodian in a segregated account in the name of its futures commission merchant ("FCM") as "initial margin" a specified amount of cash and/or short-term U.S. government securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the FCM to reflect changes in the value of the futures contract or short option positions. In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed five percent of the liquidation value of the Portfolio.

         If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option.

         The Portfolios' use of futures contracts will not result in leverage. The Portfolio will segregate liquid assets to cover its performance under such contracts, or will employ alternative cover (such as owning an offsetting position). Although the terms of futures contracts specify actual delivery or receipt of securities or cash, in most instances the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

         Unlike a futures contract, which requires the parties to buy and sell a security or currency or make a cash settlement based on changes in a securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may sell the option or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract makes no daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The value of the option changes and is thus reflected in the net asset value of the Portfolio.

         Amounts equal to the initial margin and variation margin on any options on futures contracts sold by the Portfolios are paid by the Portfolio directly to the FCM or placed in a segregated account, in the name of the FCM; in the future all such payments may be made directly to the FCM in accordance with recent Commission interpretations.

         A Portfolio may write (i.e., sell short) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

         The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Possible Risks Associated with Futures Transactions. In considering the proposed use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by the Portfolios of futures contracts and related options will depend in part upon the Manager's ability to assess the market's valuation of these instruments. There is, in addition, the risk that the movements in the price of a futures contract will not correlate with the movement in prices of any securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract which may or may not be completely offset by movements in the price of the securities which are the subject of the hedge.

         (2) The price of the futures contracts may not correlate perfectly with movements in the prices of any hedged securities. There may be several reasons unrelated to the value of the underlying securities which causes this situation to occur. First, all the participants in the futures market are subject to initial and variation margin deposit requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures market may occur. Second, because the deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; this speculative activity in the futures market may also cause temporary price distortions. As a result, a correct evaluation of futures prices and trends may still not result in successful transactions through the use of futures contracts and options thereon over the short-term.

         (3) The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when desired. In the event of adverse price movements, the Portfolios would be required to continue to make daily cash payments of variation margin, except in the case of purchased options on futures contracts.

         (4) The hours of trading of financial futures contracts may not conform to the hours during which the Portfolios may trade securities. To the extent that one market closes before the other market, significant price and rate movements can take place that cannot be reflected in the correlating market on a day-to-day basis.

         (5) Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidations of positions and subject some traders to substantial losses. In such event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options).

         (6) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount, and the transaction costs, is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

Foreign Currency Transactions

         The Portfolios may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

         Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities, including the following two circumstances. First, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

         Second, when the Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of currency approximating the value of some or all of its portfolio securities denominated in the latter foreign currency or the U.S. dollar. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, a Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of currency in excess of the value of the Portfolio's securities and, if applicable, the interest thereon, and other assets denominated in that currency.


         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. dollars.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Repurchase Agreements

         The Portfolios may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the Portfolio purchases a security, and the seller agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The resale price reflects an agreed-upon rate of interest. Whenever a Portfolio enters into a repurchase agreement, the Portfolio's custodian obtains collateral having a value at least equal to the amount of the repurchase price, which includes accrued interest. The instruments held subject to repurchase are valued daily, and if the value of the instruments declines, the Portfolio will be entitled to additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Equities and Warrants


         The equity securities in which the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. Each such Portfolio may also invest in foreign securities directly or in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers without limitation. In some circumstances, the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may, in compliance with provisions of the Investment Company Act of 1940 ("1940 Act"), invest in the securities of investment companies that invest in foreign securities. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.


Restricted Securities

         Restricted securities can generally be sold in the U.S. in privately negotiated transactions or pursuant to some other exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.

         The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. Because institutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Industry Classification

         In determining industry classifications, for each Portfolio other than the Bernstein Emerging Markets Value Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, (the "Directory"). Where a company is not listed in the

Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Bernstein Emerging Markets Value Portfolio, the Portfolio relies primarily on the Morgan Stanley Capital International ("MSCI") industry classification.

Portfolio Turnover


         Portfolio Turnover. During the one-year period ended September 30, 1998 the portfolio turnover rate for the Bernstein Government Short Duration Portfolio decreased from 80% for the year ended September 30, 1997 to 57% for the year ended September 30, 1998 and the portfolio turnover rate for the Bernstein Short Duration Plus Portfolio decreased from 118% to 70% for the same period. The portfolio turnover ratio for these Fixed-Income Portfolios decreased during fiscal year 1998 because the Manager had purchased a large position in U.S. Treasury inflation-protected securities in fiscal year 1997, and this position remained largely the same in fiscal year 1998. Furthermore, the Manager's strategy was quite stable throughout the year. For the majority of 1998, these Portfolios were concentrated in one- to two-year securities, just as they had been at the close of 1997. This was primarily due to this area of the yield curve remaining attractive throughout the year.

         The portfolio turnover rate for the Bernstein California Municipal Portfolio decreased from 41% for the fiscal year ended September 30, 1997 to 25% for the fiscal year ended September 30, 1998 primarily due to: 1) consistent portfolio strategies throughout the year and 2) limited opportunities in the California municipal market. Furthermore, mounting unrealized capital gains on securities held by the Portfolio reduced the attractiveness of selling Portfolio securities.

         The portfolio turnover rate for the Bernstein Short Duration New York Municipal Portfolio decreased from 98% for the fiscal year ended September 30, 1997 to 53% for the fiscal year ended September 30, 1998. Over the same periods, the turnover rate of the Bernstein Short Duration Diversified Municipal Portfolio increased from 68% to 100%. One of our management strategies for both of these Portfolios is to take advantage of the typically wide yield difference between money-market-eligible instruments and bonds maturing in one and one-half to two years. Consistent with this strategy, our trading over the last two years has consisted primarily of selling bonds as they become money market instruments and reinvesting the proceeds in bonds maturing in one and one-half to two years. Timing is what accounts for the variance in the turnover rates of these Portfolios - we want to implement this strategy when both the yield difference between money-market and short-term bonds is large and there is ample supply of short-term bonds. Accordingly, the decrease in the portfolio turnover ratio of the Bernstein Short Duration New York Municipal Portfolio was due the decreased sales of short-term bonds as they became money market instruments and the increase in the portfolio turnover ratio of the Bernstein Short Duration Diversified Municipal Portfolio was due to increased sales of short-term bonds as they became money market instruments.


Special Considerations Relating to Investment in New York Municipal Securities

         Because the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities. The following information concerning the State's economic background is contained in an Annual Information Statement of the State of New York dated June 26, 1998 and the Update to the Annual Information Statement of the State of New York dated August 3, 1998. The Annual Information Statement is furnished by the State of New York and includes official information regarding the State for investors, bondholders and other market participants.


         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


         In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988. Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


         The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


         The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions(net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

         The forecast for continued growth, and any resultant impact on the State's 1998-99 Financial Plan, contains some uncertainties. Net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. For purposes hereof, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion.

         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities and there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted.

         Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The Mass Transit Authority (the "MTA") receives the bulk of this money in order to provide transit and commuter services. State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority (the "TBTA"), the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA") to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program, which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.


         There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.


         The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Implementation of the Financial Plan is also dependent upon the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The State created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.


         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan"). The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.


         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketabilty of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economics trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing of jobs, may also adversely affect localities and necessitate State assistance.

         Special Considerations Relating to Investment in California Municipal Securities

         Because the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect the ability of issuers of California Municipal Securities to pay interest and principal on municipal securities. The following information concerning the State's economic background is contained in an official statement dated October 7, 1998, which was issued in connection with the sale of $579,120,000 of California General Obligation Bonds and $270,880,000 General Obligation Refunding Bonds.

         California's economy is the largest among the 50 states and one of the largest in the world. The State's July 1, 1997 population of 32.9 million represented over 12 percent of the total United States population.

STATE FINANCES

         The Budget Process. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.


         The General Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statues.

         The Special Fund for Economic Uncertainties ("SFEU"). The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.


         Inter-Fund Borrowings. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1998, the General Fund had no loans from the SFEU, General Fund Special Accounts or any other Special Funds.

         Local Governments. The primary units of local government in California are the counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession, the

Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.

         In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act", which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect and local voters have the right to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature.

         On December 23, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to the Educational Revenue Augmentation Fund, which is a funding source for schools, is a reimbursable state mandated cost. On August 11, 1998, the State Department of Justice, on behalf of the State Department of Finance, filed a rebuttal in opposition to the counties' claim. The issue is currently scheduled to be heard by the Commission on October 22, 1998. The fiscal impact to the State General fund if the Commission determines that the property tax shifts created a reimbursable state mandate could total approximately $8 billion for the 1996-97 ($2.5 billion), 1997-98 ($2.6 billion) and 1998-99 ($2.7 billion) property tax shifts. Ongoing costs to the State General Fund would be approximately $2.7 billion annually. Any Commission decision adverse to the State can be appealed to the courts.


         State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of State Constitution (the "Appropriations Limit"). Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds. Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period.

         Recent Fiscal Year Financial Results

         Fiscal Years Prior to 1995-96


         Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs -- K-14 education, health, welfare and corrections -- at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsiblities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.


         Another consequence of the accumulated budget deficits together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.


         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.


         1995-96 and 1996-97 Fiscal Years


         The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated.

         1998-99 Fiscal Year

         When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

         The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

         The 1998-99 Budget Act is based on projected General Fund revenues and transfers of

$57.0 billion (after giving effect to various tax reductions enacted in 1997-1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections.

         After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), a $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which are expected to be issued by early October.

         The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and counties, a bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

         In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).


         Special Considerations Relating to Risk Factors for the Bernstein Emerging Markets Value Portfolio

         Investing in securities of companies in emerging markets countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

         Investment restrictions. Some emerging markets countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging markets countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging markets countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging markets countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

         Theft or loss of assets. Security settlement and clearance procedures in some emerging markets countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbate the risks in certain emerging markets countries. The Fund's Custodial Agreement provides that the custodian will not be liable to the Portfolio or its shareholders for such losses incurred by the Portfolio in connection with any action taken by the Custodian in the performance of its duties in good faith without negligence. The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolio except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

         Settlement and Brokerage Practices. Brokerage commissions, custodial services, and other costs relating to investment in emerging markets countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Less sophisticated regulatory and legal framework. In emerging markets countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

         The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging markets countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

         Less accurate information on companies and markets. Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         Below Investment-Grade Bonds. Much emerging markets debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"). Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

         While Bernstein may refer to ratings issued by internationally recognized rating agencies, when available, Bernstein may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon Bernstein's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

         The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

         The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                             INVESTMENT RESTRICTIONS

         All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios.

          SHORT DURATION MUNICIPAL PORTFOLIOS' INVESTMENT RESTRICTIONS

         None of the Bernstein Short Duration California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio or the Bernstein Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

         1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

         3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

         4)  Issue senior securities, except as permitted under the 1940 Act;

         5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

         6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         7) Purchase oil, gas or other mineral interests;

         8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

         11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Bernstein Short Duration California Municipal Portfolio and the Bernstein Short Duration New York Municipal Portfolio;

         12) Make investments for the purpose of exercising control or management.

         The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

         1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets.

         2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; and

         4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         5) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

FIXED-INCOME PORTFOLIOS' (OTHER THAN THE SHORT DURATION MUNICIPAL PORTFOLIOS') INVESTMENT RESTRICTIONS

         None of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, or the Bernstein Intermediate Duration Portfolio, will, except as otherwise provided herein:

         1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2) Make short sales of securities or maintain a short position;

         3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

         4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

         5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         6) Purchase oil, gas or other mineral interests;

         7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

         8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

         11) Purchase any security if, as a result, the Portfolio would then have more than 10% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         12) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

         13) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry.);

         14) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the Bernstein New York Municipal Portfolio or the Bernstein California Municipal Portfolio.);

         15) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

         16) Make investments for the purpose of exercising control or management;

         17) Invest in securities of other registered investment companies;

         18) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

         In addition, as a non-fundamental policy, no Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) of the Fund will invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.


INVESTMENT RESTRICTIONS OF THE INTERNATIONAL VALUE PORTFOLIO AND THE INTERNATIONAL VALUE PORTFOLIO II


         Neither of the International Value Portfolio or the International Value Portfolio II may, except as otherwise provided herein:

         1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

         3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

         4) Issue senior securities, except as permitted under the 1940 Act;

         5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

         6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         7) Purchase oil, gas or other mineral interests;

         8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

         11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

         12) Make investments for the purpose of exercising control or management;


         The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the International Value Portfolio and the International Value Portfolio II has not and currently does not intend to:

         1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

         2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

         4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

BERNSTEIN EMERGING MARKETS VALUE PORTFOLIO'S INVESTMENT RESTRICTIONS

         The Bernstein Emerging Markets Value Portfolio may not, except as otherwise provided herein:

         1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transaction;

         2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

         3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%.

         4)    Issue senior securities, except as permitted under the 1940 Act;

         5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

         6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         7)    Purchase oil, gas or other mineral interests;

         8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

         11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

         12) Make investments for the purpose of exercising control or management;

         The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Value portfolio currently does not intend to:

         1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5%

               (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

         2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

         4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.


                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

         The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

         The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not

----------------------------------------------------------------------------------------------------------------------------

NAME AND                          POSITION(S) WITH THE      PRINCIPAL OCCUPATION
ADDRESS                           FUND                      DURING PAST FIVE YEARS

----------------------------------------------------------------------------------------------------------------------------

Roger Hertog*                     President,                President, Chief Operating Officer and
767 Fifth Avenue                  Treasurer,                Director-Bernstein
New York, NY 10153                Director

----------------------------------------------------------------------------------------------------------------------------

Andrew S. Adelson*                Senior Vice President     Senior Vice President, Chief Investment Officer- International
767 Fifth Avenue                  Director                  Equities and Director-Bernstein
New York, NY 10153

----------------------------------------------------------------------------------------------------------------------------

Arthur Aeder                      Director                  1987-Present: Consultant;
516 Fifth Avenue                                            Formerly Senior Partner of Oppenheim, Appel, Dixon & Co.
New York, NY 10036                                          (subsequently Spicer & Oppenheim) Certified Public
                                                            Accountants, and Chairman of Spicer & Oppenheim International

----------------------------------------------------------------------------------------------------------------------------

Peter L. Bernstein**              Director                  President and Chief Executive Officer of Peter L. Bernstein,
575 Madison Avenue                                          Inc.,
Suite 1006                                                  Economic Consultants
New York, NY 10022

----------------------------------------------------------------------------------------------------------------------------

William Kristol                   Director                  6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street, N.W.                                      7/95 - Present:  Consultant, ABC News
5th Floor                                                   11/93-5/95: Chairman, Project for the Republican Future
Washington, D.C. 20036                                      1/93-11/93: Director, The Bradley Project on the 90s

----------------------------------------------------------------------------------------------------------------------------

Theodore Levitt                   Director                  Professor Emeritus of Business Administration,
Harvard Business School                                     Harvard University
Cumnock 300                                                 1985-1989: Editor, Harvard Business Review
Boston, MA 02163

----------------------------------------------------------------------------------------------------------------------------

Francis H. Trainer, Jr.           Senior Vice President     Senior Vice President, Chief Investment Officer-Fixed Income
767 Fifth Avenue                                            and Director-Bernstein
New York, NY 10153

----------------------------------------------------------------------------------------------------------------------------

Jean Margo Reid                   Secretary                 1999: Senior Vice President, General Counsel and Director -
767 Fifth Avenue                                            Bernstein
New York, NY 10153                                          1997-1998: Vice President and General Counsel - Bernstein
                                                            Previously: Vice President and Associate General
                                                            Counsel - Bernstein

----------------------------------------------------------------------------------------------------------------------------

*   An "interested person" of the Fund, as defined in the 1940 Act.
**  Not related to any person formerly or currently associated with Bernstein.

require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.


         The Fund paid each of the four directors who is not an affiliated person of Bernstein, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $35,000 for the fiscal year ended September 30, 1998. Officers receive no direct remuneration in such capacity from the Fund. The directors may also appoint committees of directors. Directors who are not affiliated persons of Bernstein serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.


         The directors have been elected by the public shareholders of the Fund, except for Mr. Kristol and Mr. Adelson, who were elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.


         On October 19, 1998, directors and officers of the Fund, as a group, owned beneficially 150,939 shares of the Bernstein Government Short Duration Portfolio, being 1.34% of such Portfolio. On October 19, 1998, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of Bernstein Intermediate Duration Portfolio, Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein New York Municipal Portfolio, Bernstein California Municipal Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein International Value Portfolios and Bernstein Emerging Markets Value Portfolio.

         On November 4, 1998, the William M. Mow and Nai-Li Mow Trust of Simi Valley, CA owned 5% of the Bernstein Short Duration California Municipal Portfolio.


                             MANAGER AND DISTRIBUTOR


         Manager. Bernstein, 767 Fifth Avenue, New York, New York 10153, has entered into Management Agreements with the Fund, on behalf of each of the Portfolios under which Bernstein acts as investment adviser for each of the Portfolios. Bernstein is wholly-owned by Sanford C. Bernstein Inc., a closely held Delaware corporation. Sanford C. Bernstein Inc. is controlled by its Board of Directors which consists of the following individuals: Andrew S. Adelson, Kevin R. Brine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Thomas S. Hexner, Gerald M. Lieberman, Jean Margo Reid, Lewis A. Sanders, and Francis H. Trainer, Jr. The Board of Directors of Bernstein is comprised of these same individuals. Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Bernstein manages the investment of each Portfolio's assets. Bernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of the Manager are not exclusive under the terms of the Management Agreements. Bernstein is free to render similar services to others.

         Bernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by Bernstein under the Management Agreements may be furnished through the medium of any such directors, officers or employees of Bernstein. In connection with the provision of its services under the Management Agreements, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with Bernstein.


         Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets. The fee paid by the International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. Effective on the date of the Portfolio Division (as defined in the Prospectus), the fee paid by the Bernstein International Value Portfolio will be at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $1 billion. The fee is computed daily and paid monthly. The fee paid by the International Value Portfolio II is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $1 billion. The fee is computed daily and payable monthly. The fee paid by the Bernstein Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly. For the fiscal years ended September 30, 1996, 1997 and 1998, the investment management fees accrued or paid to Bernstein pursuant to the Management Agreements were, respectively, $44,743,986, $65,345,690 and $83,314,803.


         The Management Agreements provide that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreements.

         In addition to the Management Agreements, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing and Administrative Agreements with Bernstein. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services which are not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing and administration is 0.10% of each Portfolio's average daily net assets and the fee paid by the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio for these services is 0.25% of that Portfolio's average daily net assets. For the fiscal years ended September 30, 1996, 1997 and 1998, the fees accrued or paid to Bernstein pursuant to the Shareholder Servicing and Administrative Agreements were $10,438,251, $15,530,342 and $20,136,349, respectively.


         Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements; (ii) the fees and expenses of Directors who are not affiliated with Bernstein; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent accountants; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

         The Management Agreements provide that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, or if the Manager shall change its name to delete the reference to Sanford C. Bernstein, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein or to delete the reference to Bernstein as to any such Portfolio and shall thereafter refrain from using such name with reference to any such Portfolio and, if applicable, the Fund.

         The Management Agreements provide that they will terminate automatically if assigned and that they may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreements also provide that they will continue for more than two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

         Distributor. Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.

                                 NET ASSET VALUE

         The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager (market value will be determined by sales prices if the principal market is an exchange) in the broadest and most representative market for that security as determined by the Manager.

         Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Directors of the Fund. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

         Futures contracts and options are valued on the basis of market quotations, if available.

         Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.


         Because the investment securities of the Bernstein International Value Portfolios, the Bernstein Emerging Markets Value Portfolio and certain Fixed-Income Portfolios are traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of these Portfolios may be significantly affected on days when no net asset values are calculated. If the primary market in which a portfolio security is traded is not open for trading on a day which the Fund computes net asset value, then the security's valuation will be valued as of the last preceding trading date in its primary market, unless, under procedures established by the Board of Directors, it is determined that such price does not reflect the security's fair value. Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency.

         If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security may be valued as determined in good faith under procedures adopted by the Board of Directors of the Fund.

         Securities and other assets for which there is no readily available market value may be valued in good faith pursuant to procedures adopted by the Board of Directors of the Fund. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, under procedures adopted by the Board of Directors of the Fund, some other method would more accurately reflect the fair market value of such securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.

         For the fiscal year ended September 30, 1998, the Fund paid total brokerage commissions of $10,040,103, of which $127,161 or 1.27% was paid to Bernstein for effecting .9527% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. The increase in transaction charges in 1997 was primarily attributable to the growth in net assets of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio; the net assets for the Bernstein International Value Portfolio went from $3,131,258,261 at the end of fiscal year 1996 to $4,965,997,868 at the end of fiscal year 1997 and the net assets for the Bernstein Emerging Markets Value Portfolio went up from $273,924,132 at the end of fiscal year 1996 to $438,305,048 at the end of fiscal year 1997. The increase in transaction charges in 1998 was attributable to a modest increase in the portfolio turnover ratio of the Bernstein International Value Portfolio a positive net cash flow into this Portfolio and the change in the mix of securities purchased by this Portfolio to securities in countries that have commission rates that are relatively higher.

The Fund paid aggregate brokerage commissions of $6,044,134 and $7,778,946 during the fiscal years ended September 30, 1996 and 1997, respectively. Of the $6,044,134 in brokerage commissions paid by the Fund in fiscal year 1996, $56,956 or .9423% was paid to Bernstein for effecting transactions. Of the $7,778,946 in brokerage commissions paid by the Fund in fiscal year 1997, $83,553 or 1.0741% was paid to Bernstein for effecting transactions.


         On September 30, 1998, Bernstein Short Duration Plus Portfolio owned $22,385,000 of securities issued by Merrill, Lynch, Pierce, Fenner & Smith; $13,657,000 of securities issued by Morgan Stanley; $3,887,000 of securities issued by Goldman, Sachs & Co.; $7,419,000 of securities issued by Lehman Brothers; $3,162,000 of securities issued by C.S. First Boston; and $2,838,000 of securities issued by Salomon Brothers, Inc. The Bernstein Intermediate Duration Portfolio owned $18,659,000 of securities issued by Goldman, Sachs & Co.; $34,318,000 of securities issued by Lehman Brothers; $7,710,000 of securities issued by Salomon Brothers, Inc.; $21,388,000 of securities issued by C.S. First Boston; $15,023,000 of securities issued by Nomura Securities; $9,658,000 of securities issued by Merrill, Lynch, Pierce, Fenner & Smith; and $33,927,000 of securities issued by Morgan Stanley. Lehman Brothers, Inc. is a parent corporation of Lehman Government Securities, Inc. Merrill, Lynch, Pierce, Fenner & Smith, Morgan Stanley, Goldman, Sachs & Co., Lehman Government Securities, Inc., C.S. First Boston, Salomon Brothers, Inc. and Nomura Securities, Inc. are regular brokers or dealers of the Fund as defined in Rule 10b-1 under the 1940 Act.


             Effecting Transactions for the Fixed-Income Portfolios

         The Manager's primary consideration in effecting a security transaction for the Fixed-Income Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Fixed-Income Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

    Effecting Transactions for the Bernstein International Value Portfolio, the Bernstein International Value Portfolio II and the

                   Bernstein Emerging Markets Value Portfolio

         In effecting a security transaction for the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, the value of the research provided, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.

         Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, financial news, historical and current financial data, information regarding trading, proxy-voting information, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends, with respect to a variety of financial instruments including equity and fixed-income securities and currencies from both a domestic and international perspective. Research services may be received in the form of written reports, computer terminals on which we receive databases and software, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for any or all investment management clients, to prepare research reports that are provided to institutional brokerage clients for which Bernstein executes trades and for non-research purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for its institutional brokerage clients and/or for non-research purposes, as the case may be, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.


         The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.


         Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. Brokerage allocations are reviewed on an ongoing basis and reevaluated in light of services provided. The Manager doesn't commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services. The Manager continuously monitors and evaluates the performance and execution capabilities of the brokers who transact orders to ensure consistently satisfactory service.


         Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of each Portfolio are sold at the net asset value next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with the broker-dealers, banks and other financial institutions permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Bernstein Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Bernstein Emerging Markets Value Portfolio) and a portfolio transaction fee on redemptions of 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Bernstein Emerging Markets Value Portfolio for shares of other Fund portfolios).

         The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

                                      TAXES

         Each Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Internal Revenue Code of 1986, as amended (the "Code") requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital and foreign currency gains, determined, in general, on an October 31 year-end. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital gains distributions annually. The policy for the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio is to declare and pay investment income dividends and capital gains distributions at least annually. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior periods are offset against capital gains.


         Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than 12 months. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.


         The Portfolios each intend to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities (excluding losses), or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in such securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

         Currently, distributions of net investment income and net capital gains are taxable to the shareholder, subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.

         The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and New York State and local individual income tax purposes to the extent that their income is derived from New York State Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and California personal income tax purposes to the extent that their income is derived from California Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio provide income which is tax-free for federal individual income tax purposes (except for the alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of their income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Bernstein Short Duration New York Municipal Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Short Duration California Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio, and the Bernstein Diversified Municipal Portfolio will comply with the requirement of Code Section 852(b)(5) that at least 50% of each Portfolio's total assets consist of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax adviser about the status of distributions from the Portfolios in their individual states or localities.

         The Code includes special rules applicable to forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, other than certain foreign currency forward contracts, options, or futures contracts (discussed below), is generally treated as long-term capital gain or loss (at the lower long-term capital gains tax rate) to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending October 31) generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked to market").

         Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

         The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

         The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio requested a private-letter ruling from the Internal Revenue Service which provided, among other things, that (i) gains realized upon the sale or other disposition of options, futures contracts or options on futures contracts, on securities or on certain securities indices, including gains which are recognized as the result of a Section 1256 contract being marked to market, are treated as gains from the sale or other disposition of securities for purposes of the 90% test; (ii) for purposes of the diversification requirements, (a) options, futures contracts and options on futures contracts on U.S. Government securities are treated as issued by the issuer of the securities and (b) options, futures contracts and options on futures contracts on a securities index, including a municipal bond index, will be treated as issued proportionately by the issuers of the securities underlying the securities index irrespective of whether the index is broadly based or narrowly based. The Fund received the ruling requested as to (i) above; there can be no assurance that the requested private-letter ruling as to item (ii) will be obtained. In the event that the Fund does not receive the private-letter ruling, the Portfolios' ability to engage in the latter described transactions may be limited.

         The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified

Municipal Portfolio and the Bernstein Intermediate Duration Portfolio, has also requested a private-letter ruling from the Internal Revenue Service to the effect that certain securities, including GNMA Certificates and FNMA Certificates are treated as government securities for purposes of the diversification requirements under Section 851(b)(4) of the Internal Revenue Code of 1986. The Fund received the requested ruling, except as to FHLMC Participation Certificates and securities of the Financing Corporation; there can be no assurance that the requested private-letter ruling will be obtained as to these securities. In the event the Fund receives an adverse ruling, the Portfolios' investment in the latter securities may have to be limited because of the diversification requirements under Section 851 of the Internal Revenue Code.

         The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

         Under Code Section 988, foreign currency gains or losses from forward contracts and futures contracts that are not "regulated futures contracts", and from unlisted options will generally be treated as ordinary income or ordinary loss. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.


         If the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio qualify as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of each of the Portfolio's total assets at the close of its fiscal year consist of stocks or securities of foreign corporations, the Portfolios may elect for United States income tax purposes to treat foreign income taxes paid by each as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a United States federal income tax deduction or as foreign tax credits against their United States federal income taxes. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income taxes will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit and the deduction for foreign taxes may be claimed.

         Generally, a credit for foreign taxes may not exceed the United States shareholder's U.S. tax attributable to its foreign source taxable income. Generally, also, the source of the Portfolio's income flows through to its holders. Thus, dividends and interest received by the Portfolio in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income," which includes foreign source dividends, interest and capital gains. As a result of these rules, certain United States shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio.


         The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under the PFIC rules, the Portfolios holding shares of marketable PFICs can elect to mark those shares to market at the close of the Fund's taxable year and at October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the PFIC stock. Mark-to-market losses and losses on the ultimate disposition of the stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to that stock (but not other stocks).


         Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gains income from the accounts of certain shareholders who provide either an incorrect tax identification number or no number at all or who do not provide certain required certifications.

         A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisers regarding application of these withholding rules.

         The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisers to determine the effect of investments in the Portfolios upon their individual tax situations.


             CUSTODIAN, TRANSFER AGENT, INDEPENDENT ACCOUNTANTS AND
                              FINANCIAL STATEMENTS

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.


         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. A copy of the Annual Report and the Schedules of Investments with respect to each Portfolio accompany this Statement of Additional Information. The following financial statements and the report of the independent accountants with respect to each Portfolio are incorporated by reference into this Statement of Additional Information:


                                                              Annual Report Page
                                                              ------------------


Statement of Assets and Liabilities, September 30, 1998              10

Statements of Operations for the Year Ended September
30, 1998                                                             12

Statements of Changes in Net Assets, Year Ended
September 30, 1998 and Year Ended September 30, 1997                 15

Financial Highlights for the periods ended September
  30, 1998; September 30, 1997; September 30, 1996;
  September 30, 1995; and September 30, 1994(or as
  applicable)                                                        18

Notes to Financial Statements, September 30, 1998                    26

Schedule of Investments-Taxable Bond Portfolios, dated        Separate Insert
   September 30, 1998 and Report of Independent               to Annual Report
   Accountants with respect to such
   Portfolios dated November 19, 1998



Schedule of Investments-Municipal Bond Portfolios,            Separate Insert
   dated September 30, 1998 and Report of                     to Annual Report
   Independent Accountants with respect to such Portfolios dated November 19, 1998



Schedule of Investments - Stock Portfolios, dated             Separate Insert
   September 30, 1998 and Report of Independent               to Annual Report
   Accountants with respect to such
   Portfolios dated November 19, 1998


                                   PERFORMANCE

         Each of the Portfolios may, from time to time, advertise yield, average annual total return, and aggregate total return. (See "Performance" in the Prospectus.)


         For the thirty-day period ending September 30, 1998, yields for the Fixed-Income Portfolios were as follows: Government Short Duration Portfolio - 4.24%; Short Duration Plus Portfolio - 5.01%; Intermediate Duration Portfolio - 5.48%; New York Municipal Portfolio - 3.44%; California Municipal Portfolio - 3.34%; Diversified Municipal Portfolio - 3.49%; Short Duration California Municipal - 2.85%; Short Duration Diversified Municipal Portfolio - 3.15%; Short Duration New York Municipal Portfolio - 2.97 %.


         Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                  Yield =  2 [( a-b + 1)6 - 1]
                                 --
                                 cd
Where:

         a = total interest and dividends earned during the month;

         b = total expenses accrued during the month (net of reimbursements);

         c = the average daily number of shares outstanding during the month that were entitled to receive dividends; and

         d = the maximum offering price per share on the last day of the month.

         The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

         For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

         For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

         Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.


         For the thirty-day period ending September 30, 1998, tax-equivalent yield for the Government Short Duration Portfolio was 4.6%, assuming a combined state and local tax of 10% and reflecting that 13.4% of the income was estimated to be subject to state and local taxes. Tax-equivalent yield for the New York Municipal Portfolio at September 30, 1998 was 6.4%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.4% and reflecting that 1.7% of the income was estimated to be subject to federal taxes and 1.4% to be subject to state and local taxes. Tax-equivalent yield for the California Municipal Portfolio at September 30, 1998 was 6.0%, assuming an investor was subject to a combined federal and state tax rate of 45.2% and reflecting that 2.0% of the income was estimated to be subject to federal taxes and 1.6% to be subject to state taxes. Tax-equivalent yield for the Diversified Municipal Portfolio at September 30, 1998 was 5.7%, assuming an investor was subject to a combined federal and state tax rate of 39.6% and reflecting that 2.6% of the income was estimated to be subject to federal taxes.

         Tax-equivalent yield for the Short Duration New York Municipal Portfolio at September 30, 1998 was 5.5%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.4% and reflecting that 0% of the income was estimated to be subject to federal taxes and 0% to be subject to state and local taxes. Tax-equivalent yield for the Short Duration California Municipal Portfolio at September 30, 1998 was 5.2%, assuming an investor was subject to a combined federal and state tax rate of 45.2% and reflecting that 0% of the income was estimated to be subject to federal taxes and 1.0% to be subject to state taxes. Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio at September 30, 1998 was 5.2%, assuming an investor was subject to federal tax rate of 39.6% and reflecting that 0% of the income was estimated to be subject to federal taxes.


         Tax-equivalent yield for the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation; (ii) federal taxation only; (iii) New York State and local taxation only and (iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

         Tax-equivalent Yield     =      a      +      c    +     e    +     g
                                        ---           ---        ---
                                        1-b           1-d        1-f

Where:

         a = the portion of the yield which is exempt from federal and New York
             State and local income taxation;

         b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

         c = the portion of the yield which is exempt from federal, but not New
             York State and local income taxation;

         d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

         e = the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

         f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

         g = the portion of the yield which is not exempt from federal, New York
             State or local income taxation.

         Tax-equivalent yield for the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

         Tax-equivalent Yield     =       a      +      c    +     e    +     g
                                         ---           ---        ---
                                         1-b           1-d        1-f
Where:

         a = the portion of the yield which is exempt from federal and California personal income taxation;

         b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

         c = the portion of the yield which is exempt from federal, but not California personal income taxation;

         d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

         e = the portion of the yield which is exempt from California personal, but not federal, income taxation;

         f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

         g = the portion of the yield which is not exempt from federal or California personal income taxation.

         Tax-equivalent yield for the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio (i) that is exempt from federal taxation and
(ii)
that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:

         Tax-equivalent Yield     =       h     +    j
                                         ---
                                         1-I

Where:

         h = the portion of the yield which is exempt from federal taxes;

         i = the highest marginal tax rate imposed on individual income subject to federal income taxation; and

         j = the portion of the yield which is not exempt from federal income taxation.

         Tax-equivalent yield for the Bernstein Government Short Duration Portfolio is computed by first determining the portion of the yield that is (i) exempt from state and local, but not federal, income taxation and (ii) not exempt from state and local or federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

         Tax-equivalent Yield     =      a       +      c
                                         ---
                                         1-b
Where:

         a = the portion of the yield which is exempt from state and local, but not federal, income taxation;

         b = the highest marginal income tax imposed on an individual's unearned ordinary income subject to state and local, but not federal, income taxation; and

         c = the portion of the yield which is not exempt from federal or state and local income taxation.


         The average annual total returns for (1) the Portfolios from their inception until September 30, 1998; (2) the Portfolios for the one year period ended September 30, 1998; and (3) the International Value Portfolio and the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) for the five year period ended September 30, 1998, were as follows:



                                                       Period       Average Annual
                                                        Since        Total Return          One Year            Five Year
Portfolio                                             Inception     Since Inception      Total Return        Total Return
---------                                             ---------     ---------------      ------------        ------------
                                                                           %                   %                   %


Government Short Duration Portfolio                 9.74 years           6.60                6.35                5.05
Short Duration Plus Portfolio                       9.80 years           6.91                6.10                5.25
Intermediate Duration Portfolio                     9.70 years           8.73                8.59                6.17
New York Municipal Portfolio                        9.72 years           6.66                6.32                5.08
California Municipal Portfolio                      8.15 years           6.54                6.37                5.13
Diversified Municipal Portfolio                     9.72 years           6.56                5.98                5.08
International Value Portfolio                       6.27 years          10.12               (7.19)               7.93
Short Duration New York Municipal                   4.16 years           4.16                3.86                 N/A
Short Duration California Municipal                 4.16 years           4.24                3.98                 N/A
Short Duration Diversified Municipal                4.16 years           4.36                4.02                 N/A
Emerging Markets Value Portfolio                    2.79 years         (21.49)             (55.09)                N/A


         The average annual total return for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:

         Average Annual Total Return    =   ERV     1/n   -    1
                                            ---
                                             P
Where:

          P = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;

        ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

          n  = number of years (1, 5, 10 or the life of the Fund).

         The above calculations reflect all fees and expenses charged to the Portfolios.


         The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 1998 was as follows:

                                                             Period              Aggregate
                                                              Since                Total
Portfolio                                                   Inception              Return
---------                                                   ---------          ------------
Government Short Duration Portfolio                        9.74 years              86.47
Short Duration Plus Portfolio                              9.80 years              92.48
Intermediate Duration Portfolio                            9.70 years             125.37
New York Municipal Portfolio                               9.72 years              87.23
California Municipal Portfolio                             8.15 years              67.59
Diversified Municipal Portfolio                            9.72 years              85.47
International Value Portfolio                              6.27 years              83.09
Short Duration New York Municipal Portfolio                4.16 years              17.68
Short Duration California Municipal Portfolio              4.16 years              18.05
Short Duration Diversified Municipal Portfolio             4.16 years              18.58
Emerging Markets Value Portfolio                           2.79 years             (49.15)


         The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

         Aggregate Total Return    =   ERV - P
         ----------------------        -------
                  P

Where:

          P = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and

        ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.

         From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indices, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 3-5-7 year Laddered G/O Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; (7) the Standard & Poor's 500 Stock Index so that shareholders may compare the Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (8) with other groups of mutual funds tracked by
(A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (9) Morgan Stanley Capital International ("MSCI") Indices, including the EAFE index, the EAFE GDP 50%-Hedged Index, the MSCI Emerging Markets Global Index and the MSCI Emerging Markets Free Index, which are widely recognized indices in international market performance; (10) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, Organization for Economic Co-Operation and Development and International Monetary Fund as a source of economic statistics; and (11) the International Finance Corporation Global Index ("IFCG Index") and International Finance Corporation Investable Index ("IFCI Index"), which are widely recognized indices of emerging markets performance.

                                    APPENDIX

               Description of Corporate and Municipal Bond Ratings


         The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.


Standard & Poor's(1)

AAA   Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C   Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI    The rating CI is reserved for income bonds on which no interest is being paid.

D     Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.


----------
(1) Reprinted from Standard & Poor's Bond Guide

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA   Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA    Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A     High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB   Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB    Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B     Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC   Identifiable characteristics which, if not remedied, may lead to default.

CC    Minimal protection, default in payment of interest and or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.
DD    represents highest potential for recovery and
D     the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

--------
(2) As provided by Fitch IBCA, Inc.

Moody's(3)

Aaa   Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa   Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


--------
(3) Reprinted from Moody's Bond Record and Short Term Market Record

C     Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Description of Corporate and Municipal Commercial Paper Ratings

         The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B     Issues rated "B" are regarded as having only speculative capacity for timely payment.

C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

--------
(4) Reprinted from Standard & Poor's Bond Guide

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2   Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3   Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S   Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.

Moody's(6)

         Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.
      o     High rates of return on funds employed.
      o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      o Well-established access to a range of financial markets and assured sources of alternate liquidity.


--------
(5) As provided by Fitch IBCA, Inc.
(6) Reprinted from Moody's Bond Record and Short Term Market Record

P-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

                      Description of Municipal Note Ratings

         The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

--------
(7) Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG    This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2   Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3   Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S   Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.


--------
(8) As provided by Fitch IBCA, Inc.

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.


(a) Financial Statements: See "Custodian, Transfer Agent, Independent Accountants and Financial Statements", Regular and Institutional Services Statement of Additional Information, Part B pages B-52 - B-53.


(b)      Exhibits:

         (1)(a) Articles of Incorporation of the Registrant dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15).

         (1)(b) Articles Supplementary of the Registrant dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15).

         (1)(c) Articles Supplementary of the Registrant dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15).

         (1)(d) Articles Supplementary of the Registrant dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15).

         (1)(e) Articles Supplementary of the Registrant undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15).

         (1)(f) Articles Supplementary of the Registrant dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15).

         (1)(g) Articles Supplementary of the Registrant dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

         (1)(h) Articles Supplementary of the Registrant dated February 26, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (1)(i) Articles Supplementary of the Registrant dated March 9, 1998 (submitted electronically by Post-Effective Amendment No. 17).


         (1)(j) Articles Supplementary of the Registrant dated November 5, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (2)(a) By-Laws of the Registrant as Revised and Restated October 4, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (2)(b) Amendment to Article I, Section 2 of the By-Laws of Registrant dated January 30, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No.
                           16).

         (3)               Not Applicable.

         (4)(a) Specimen Share Certificates - Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration (supplied by Pre-Effective Amendment No. 2).

         (4)(b) Specimen Share Certificate - California Municipal Portfolio (supplied by Post-Effective Amendment No.
                           4).

         (4)(c) Specimen Share Certificate - International Value Portfolio (supplied by Post-Effective Amendment No.
                           7).

         (4)(d) Specimen Share Certificates - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 10).

         (4)(e) Specimen Share Certificate - Emerging Markets Value Portfolio (supplied by Post-Effective Amendment No.
                           12).

         (5)(a) Investment Management Agreement dated October 12, 1988 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Sanford C. Bernstein & Co., Inc. ("Bernstein") (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(a)(1) Investment Management Agreement dated May 1, 1990 between the Registrant on behalf of California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(a)(2) Investment Management Agreement dated March 18, 1992 between the Registrant on behalf of International Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(a)(3) Investment Management Agreement dated May 2, 1994 between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(a)(4) Amendment to Investment Management Agreement dated October 5, 1994 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; and Intermediate Duration Portfolios and Bernstein (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(a)(5) Amendment to Investment Management Agreement dated October 5, 1994 between the Registrant on behalf of the California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(a)(6) Investment Management Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

         (5)(a)(7) Amendment No. 1 to Investment Management Agreement dated October 11, 1995 between the Registrant on behalf of the International Value Portfolio and Bernstein (submitted electronically by
                           Post-Effective Amendment No. 13).


         (5)(a)(8) Form of Investment Management Agreement between Registrant on behalf of the International Value Portfolio II (submitted electronically by Post-Effective Amendment No. 17).

         (5)(b) Shareholder Servicing and Administrative Agreement dated October 12, 1988 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Bernstein (supplied by Post Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(b)(1) Shareholder Servicing and Administrative Agreement dated May 1, 1990 between the Registrant on behalf of California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16)

         (5)(b)(2) Shareholder Servicing and Administrative Agreement dated March 18, 1992 between the Registrant on behalf of International Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective
                           Amendment No. 16).

         (5)(b)(3) Shareholder Servicing and Administrative Agreement dated May 2, 1994 between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (5)(b)(4) Shareholder Servicing and Administrative Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

         (5)(b)(5) Form of Shareholder Servicing and Administrative Agreement between the Registrant on behalf of the International Value Portfolio II and Bernstein (submitted electronically by Post-Effective Amendment No. 17.)

         (6)(a) Distribution Agreement dated October 12, 1988 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Bernstein (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).


         (6)(b) Distribution Agreement dated May 1, 1990 between the Registrant on behalf of California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).


         (6)(c) Distribution Agreement dated March 18, 1992 between the Registrant on behalf of International Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (6)(d) Distribution Agreement dated May 2, 1994 between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (6)(e) Distribution Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

         (6)(f) Form of Distribution Agreement between the Registrant on behalf of the International Value Portfolio II and Bernstein (submitted electronically by Post-Effective Amendment No. 17).

         (7)               Not applicable.

         (8)(a) Custodian Contract dated October 12, 1988 between the Registrant and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (8)(b) Custodian Contract Fee Schedule dated October 12, 1988 (supplied by Post-Effective Amendment No. 2).

         (8)(c) Fee Information for Automated Securities Pricing dated October 12, 1988 (supplied by Post-Effective Amendment No. 2).

         (8)(d) Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (8)(e) Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16).

         (8)(f) Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

         (8)(g) Custodian Contract Fee Schedule dated October 1, 1991 (supplied by Post-Effective Amendment No. 6).

         (8)(h) Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (8)(i) Custodian Fee Schedule dated August 20, 1993 - International Value Portfolio (supplied by Post-Effective Amendment No. 9).

         (8)(j) Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (8)(k) Custodian Fee Schedule dated May 20, 1994 - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 10).

         (8)(l) Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).

         (8)(m) Custodian Fee Schedule dated July 27, 1995 - International Value Portfolio (submitted electronically by Post-Effective Amendment No. 13).


         (8)(n) Custodian Fee Schedule dated August 21, 1995 - Emerging Markets Value Portfolio (submitted electronically by Post-Effective Amendment No. 13).

         (8)(o) Custodian Fee Schedule Amendment dated December 8, 1995 - International Value Portfolio (submitted electronically by Post-Effective Amendment No. 13).

         (8)(p) Custodian Fee Schedule Amendment dated December 8, 1995 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal, Short Duration New York Municipal, Short Duration California Municipal and Short Duration Diversified Municipal Portfolios (submitted electronically by Post-Effective Amendment No.
                           13).

         (8)(q) Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (8)(r) Custodian Fee Schedule dated July 9, 1996 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal Portfolio, Intermediate Duration, California Municipal, Short Duration New York Municipal, Short Duration California Municipal and Short Duration Diversified Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 15).

         (8)(s) Custodian Fee Schedule dated July 9, 1996 - International Value Portfolio and Emerging Markets Value Portfolio (submitted electronically by Post-Effective Amendment No. 15).

         (8)(t) Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (8)(u) Custodian Fee Schedule dated June 12, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17).

         (8)(v) Custodian Fee Schedule dated June 12, 1998 - International Value Portfolio and Emerging Markets Value Portfolio (submitted electronically by Post-Effective Amendment No. 17).

         (9)(a) Transfer Agency Agreement dated October 12, 1988 between the Registrant and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (9)(b) Fee Schedule for Services under Transfer Agency Agreement, dated December 22, 1992 (supplied by Post-Effective Amendment No. 9 to this registration statement).

         (9)(c) Amendment to the Transfer Agency Agreement dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

         (9)(d) Second Amendment to the Transfer Agency Agreement dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (9)(e) Third Amendment to the Transfer Agency Agreement dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (9)(f) Fee Schedule for Services under Transfer Agency Agreement, dated May 20, 1994 (supplied by Post-Effective Amendment No. 10).

         (9)(g) Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).

         (9)(h) Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (9)(i) Fee Schedule for Fee Information Services under Transfer Agency Agreement, dated July 18, 1996 Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 15).


         (9)(j) Securities Lending Agreement dated July 17, 1996 between the Registrant, on behalf of the International Value Portfolio and State Street Bank and Trust Company and Amendment dated September 30, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (9)(j)(1) Second Amendment to Securities Lending Agreement dated May 29, 1997 (submitted electronically by Post-Effective Amendment No. 16).

         (9)(j)(2) Third Amendment to Securities Lending Agreement dated May 11, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (9)(j)(3) Fourth Amendment to Securities Lending Agreement dated August 10, 1998 (submitted electronically by Post-Effective Amendment No. 17).


         (10)(a) Opinion of Counsel dated October 13, 1988 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal and Intermediate Duration Portfolios. (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No.
                           16).

         (10)(b) Opinion of Counsel dated May 2, 1990 - California Municipal Portfolio (supplied Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

         (10)(c) Opinion of Counsel dated March 30, 1992 - International Value Portfolio (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (10)(d) Opinion of Counsel dated May 23, 1994 - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (10)(e) Opinion of Counsel dated September 25, 1995 - Emerging Markets Value Portfolio (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).

         (10)(f) Opinion of Counsel dated November 16, 1998 - International Value Portfolio II (submitted electronically by Post-Effective Amendment No. 17).


         (11) Consent of Independent Accountants (submitted electronically by Post-Effective Amendment No. 18).


         (12)              Not applicable.

         (13) Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (14)              Not applicable.

         (15)              Not applicable.

         (16)(a) Schedules of Computation of Performance Quotations - Government Short Duration Portfolio; Short Duration Plus Portfolio; New York Municipal Portfolio; Diversified Municipal Portfolio; Intermediate Duration Portfolio (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (16)(b) Schedule of Computation of Performance Quotations - California Municipal Portfolio (supplied by Post-Effective Amendment No. 5 and submitted electronically by Post-Effective Amendment No.
                           16).

         (16)(c) Schedule of Computation of Performance Quotations - Government Short Duration Portfolio; New York Municipal Portfolio, Diversified Municipal Portfolio; California Municipal Portfolio (supplied by Post-Effective Amendment No. 6 and submitted electronically by Post-Effective Amendment No. 16).

         (16)(d) Schedule of Computation of Performance Quotations - International Value Portfolio (supplied by Post-Effective Amendment No. 8 and submitted electronically by Post-Effective Amendment No. 16).

         (16)(e) Schedules of Computation of Performance Quotations - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 16).

         (16)(f) Schedule of Computation of Performance Quotations - Emerging Markets Value Portfolio (submitted electronically by Post-Effective Amendment No. 15).

         (17) Financial Data Schedules for 12 Months Ending September 30, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal, International Value Portfolio, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal and Emerging Markets Value Portfolios (submitted electonically herewith).


         (18)              Not applicable.

Item 25. Persons Controlled By or Under Common Control with Registrant. None.

Item 26. Number of Holders of Securities.

    Title of Class                                   Number of Record Holders
    --------------                                   ------------------------

    Bernstein Government
     Short Duration Portfolio                         718 (As of October 21,
     (Par value .001 per share)                              1998)

    Bernstein Short Duration
     Plus Portfolio                                 2,781 (As of October 21,
     (Par value .001 per share)                              1998)

    Bernstein New York
     Municipal Portfolio                            2,504 (As of October 21,
     (Par value .001 per share)                              1998)

    Bernstein Diversified
     Municipal Portfolio                            3,990 (As of October 21,
     (Par value .001 per share)                              1998)

    Bernstein Intermediate
     Duration Portfolio                             7,823 (As of October 21,
     (Par value .001 per share)                              1998)

    Bernstein California
     Municipal Portfolio                            1,437 (As of October 21,
     (Par Value .001 per share)                              1998)

    Bernstein International Value                   24,043 (As of October 21,
     Portfolio                                                1998)
     (Par Value .001 per share)

    Bernstein Short Duration
     California Municipal Portfolio                   340 (As of October 21,
     (Par Value .001 per share)                              1998)

    Bernstein Short Duration
     Diversified Municipal Portfolio                  725 (As of October 21,
     (Par Value .001 per share)                              1998)

    Bernstein Short Duration
     New York Municipal Portfolio                     430 (As of October 21,
     (Par Value .001 per share)                              1998)

    Bernstein Emerging Markets                     10,146 (As of October 21,
     Value Portfolio                                         1998)
     (Par Value .001 per share)

    Title of Class                                   Number of Record Holders
    --------------                                   ------------------------

    Bernstein International Value
     Portfolio II                                    1 (As of November 13, 1998)
     (Par Value .001 per share)


Item 27. Indemnification.

                  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation.

                  As permitted by Section 17(i) of the 1940 Act, pursuant to
Section 3 of the respective Investment Management Agreements, Section 3 of the respective Shareholder Servicing and Administrative Agreements, and Section 8 of the respective Distribution Agreements between the Registrant on behalf of its various Portfolios and Bernstein, Bernstein may be indemnified against certain liabilities which it may incur.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  As permitted by Article VII, Section 2 of the Bylaws, the Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have omitted conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

                  Section 2 of the respective Investment Management Agreements limits the liability of Bernstein to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under the Management Agreements.

                  Section 2 of the respective Shareholder Servicing and Administrative Agreements and Section 9 of the respective Distribution Agreements limit the liability of Bernstein to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the respective Investment Management Agreements, Shareholder Servicing and Administrative Agreements, and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange

Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and Other Connections of Investment Adviser.

                  See "Manager and Distributor" in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and "Management of the Portfolios" in the Regular and Institutional Services Prospectuses constituting Parts A-1, A-2 and A-3 of this Registration Statement, respectively, and incorporated herein by reference.

Item 29. Principal Underwriters

                  (a) Sanford C. Bernstein & Co., Inc. is the Distributor for no investment company other than the Registrant.

                  (b)
Name and                            Positions and                 Positions and
Principal Business                  Offices with                  Offices with
Address                             Underwriter                   Registrant
------------------                  ------------                  -------------



Lewis A. Sanders*                   Chairman of the
                                    Board, Chief Executive
                                    Officer

Roger Hertog*                       President and Chief           President,
                                    Operating Officer             Treasurer and
                                                                  Director

Andrew S. Adelson*                  Senior Vice President,        Senior Vice
                                    Chief Investment              President &
                                    Officer - International       Director
                                    Equities

Kevin R. Brine*                     Senior Vice President -
                                    Global Asset Management
                                    Services

Charles C. Cahn, Jr.*               Senior Vice President,
                                    Director of Global Fixed
                                    Income

Name and                            Positions and                 Positions and
Principal Business                  Offices with                  Offices with
Address                             Underwriter                   Registrant
------------------                  ------------                  -------------

Marilyn Goldstein Fedak*            Senior Vice President,
                                    Chief Investment
                                    Officer - U.S. Equities

Michael L. Goldstein*               Senior Vice President -
                                    Chief Investment Strategist

Thomas S. Hexner                    Senior Vice President -
                                    Private Client Services

Gerald M. Lieberman                 Senior Vice President -
                                    Finance and Administration

Jean Margo Reid                     Senior Vice President,        Secretary
                                    General Counsel

Francis H. Trainer, Jr.*            Senior Vice President,        Senior Vice
                                    Chief Investment              President
                                    Officer - Fixed Income

-------------------

*   Business Address is 767 Fifth Avenue New York, New York  10153


                  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records.


                  All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the Investment Company Act are maintained at the offices of Bernstein, One North Lexington Avenue, White Plains, NY 10601 and 767 Fifth Avenue, New York, New York 10153, except that some records pursuant to Rule 31a-1(b)are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171, the Registrant's Transfer Agent, and some records pursuant to Rule 31a-1(b)(4) are maintained at the offices of Swidler Berlin Shereff Friedman LLP, 919 Third Avenue, New York, New York 10022, counsel to the Registrant.


Item 31. Management Services.

                  Not applicable.

Item 32. Undertakings.

                  The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   Signatures


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, hereto duly authorized in the City and State of New York on the 22nd day of January, 1999.


                                            Sanford C. Bernstein Fund, Inc.
                                            By: /s/ Roger Hertog, President


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following in the capacity and on the date indicated.


Signature                            Title                          Date
---------                            -----                           ----
/s/ Roger Hertog             President                         January 22, 1999
                             (Principal Executive
                             Officer), Treasurer,
                             (Principal Financial and
                             Accounting Officer) and
                             Director

/s/ Andrew S. Adelson        Senior Vice President             January 22, 1999
                             and Director

/s/ Arthur Aeder             Director                          January 22, 1999

/s/ Peter L. Bernstein       Director                          January 22, 1999

/s/ Theodore Levitt          Director                          January 22, 1999

/s/ William Kristol          Director                          January 22, 1999

                                Index to Exhibits


Exhibit No.                                 Description
-----------                                 -----------



(17) Financial Data Schedules for 12 Months Ending September 30, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal, International Value Portfolio, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal and Emerging Markets Value Portfolios.